UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2016

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Director and Officer Information	33

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,003.80	$1,022.52	$2.62	$2.64	0.52	%***
Core Plus Fixed Income Portfolio Class II	1,000.00	1,002.80	1,021.27	3.88	3.91	0.77	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.11%, net of fees, for Class I shares and 5.86%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 2.65%.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 4.34% for Class I Shares as of December 31, 2016. The returns on the other Share Class would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Factors Affecting Performance

•  Over 2016, in core developed markets, yields decreased dramatically in the first three quarters, driven by more bearish economic outlooks, central bank easing, and risk events.(i) However, yields were jolted up in the fourth quarter as these drivers diminished. Over the year, 10-year U.S. Treasury yields rose 17 basis points, ending the year at 2.44%.(ii)

•  Concerns about global growth, monetary policy, the U.K.'s "Brexit" referendum, and commodities kept the credit markets volatile during the first three quarters of 2016. The first quarter of 2016 was marked by commodity concerns as global commodities sold off and credit market spreads widened as risk premia rose. In the second quarter, the unexpected outcome of the U.K.'s "Brexit" referendum resulted in high volatility in the days following its conclusion; however, asset prices quickly recovered as strong technicals supported credit markets and diminished potential spread widening. In the third quarter of 2016, we saw a return to a focus on central bank policy, as the Federal Open Market Committee members' median expectations projected one hike in 2016 at their September meeting. In the fourth quarter of 2016, the surprise election of Donald Trump produced positive momentum in the market, which we anticipate to remain for much of 2017. Expectations for a pro-growth agenda, fiscal spending, tax reform, and potential de-regulation caused the market to trade higher into the end of the year.

•  Within the securitized sector (as represented by the Bloomberg Barclays U.S. Mortgage Backed Securities Index), for 2016 in its entirety, credit-oriented mortgage-backed securities ("MBS") performed well and rate-sensitive mortgage sectors underperformed. The best-performing credit sectors were non-agency residential mortgage-backed securities, or RMBS, (especially agency credit risk transfer securities) and residential-related commercial mortgage-backed securities, or CMBS, (particularly multi-family and single-family rentals). Agency MBS generally performed the worst in 2016, with the exception of interest-only agency MBS, which benefited from the higher rates and the resulting slower-than-projected prepayment speeds.

•  The Portfolio's positioning in the credit markets, in both the investment-grade and high yield segments, was one of the primary drivers of outperformance during the year.

•  The Portfolio's positioning in the securitized sector was also a large driver of performance during the year, driven mainly by an allocation to non-agency mortgage securities. The position in CMBS detracted from relative performance during much of the year as spreads in the sector struggled to recover, but eventually ended this year with a small positive contribution.

•  Duration positioning, which was relatively flat to the Index and was managed using interest rate futures and swaps, did not have a material impact on relative performance during the year.

•  A small allocation to emerging market sovereign debt detracted from relative performance.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals.

(i)  Source: Bloomberg L.P. Data as of November 30, 2016.

(ii)  Source: Bloomberg L.P. Data as of December 31, 2016.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  The Portfolio was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies will continue to de-risk in light of the regulatory environment.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds.

•  With regard to interest rate strategy, the Portfolio had generally been positioned with a duration that was relatively neutral to that of the benchmark throughout the year.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio—Class I(3)	6.11%	4.40%	3.84%	4.93%
Bloomberg Barclays U.S. Aggregate Index	2.65	2.23	4.34	5.31
Portfolio—Class II(4)	5.86	4.16	3.59	3.63
Bloomberg Barclays U.S. Aggregate Index	2.65	2.23	4.34	4.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.0%)
Agency Adjustable Rate Mortgages (0.4%)
Federal Home Loan Mortgage Corporation, Conventional Pool:
2.54%, 7/1/45	$498	$508
Federal National Mortgage Association, Conventional Pool:
2.35%, 12/1/45	214	218
		726
Agency Fixed Rate Mortgages (20.6%)
Federal Home Loan Mortgage Corporation, Gold Pools:
3.50%, 1/1/44 - 2/1/45	2,222	2,285
4.00%, 12/1/41 - 10/1/44	1,518	1,594
5.41%, 7/1/37 - 8/1/37	33	37
5.44%, 1/1/37 - 6/1/38	122	133
5.46%, 5/1/37 - 4/1/38	113	124
5.48%, 8/1/37 - 10/1/37	73	81
5.50%, 8/1/37 - 4/1/38	111	123
5.52%, 9/1/37 - 1/1/38	29	31
5.62%, 12/1/36 - 12/1/37	92	101
6.00%, 8/1/37 - 5/1/38	36	39
6.50%, 9/1/32	26	30
7.50%, 5/1/35	57	68
8.00%, 8/1/32	36	43
8.50%, 8/1/31	46	55
January TBA: 3.50%, 1/1/31 (a)	1,004	1,047
4.00%, 1/1/46 (a)	380	399
Federal National Mortgage Association, Conventional Pools:
3.00%, 5/1/30 - 4/1/45	1,668	1,678
3.50%, 8/1/45 - 7/1/46	2,062	2,123
4.00%, 11/1/41 - 1/1/46	3,961	4,162
4.50%, 8/1/40 - 11/1/44	2,106	2,281
5.00%, 7/1/40	200	219
5.62%, 12/1/36	34	37
6.00%, 12/1/38	596	676
6.50%, 11/1/27 - 10/1/38	41	47
7.00%, 6/1/29 - 2/1/33	43	45
7.50%, 8/1/37	102	123
8.00%, 4/1/33	80	97
8.50%, 10/1/32	73	89
9.50%, 4/1/30	14	17
January TBA: 2.50%, 1/1/31 (a)	1,210	1,212
3.00%, 1/1/31 - 1/1/46 (a)	6,095	6,099
3.50%, 1/1/46 (a)	10,446	10,707
Government National Mortgage Association, January TBA:
3.50%, 1/20/46 (a)	620	645
	Face Amount (000)	Value (000)
Various Pools: 3.50%, 11/20/40 - 7/20/46	$1,268	$1,319
4.00%, 7/15/44	608	650
5.48%, 9/20/37	9	10
9.00%, 1/15/25	2	2
		38,428
Asset-Backed Securities (8.4%)
American Homes 4 Rent, 6.07%, 10/17/45 (b)	490	508
AMSR Trust, 2.14%, 11/17/33 (b)(c)	700	701
Bayview Opportunity Master Fund IIIb Trust, 3.47%, 7/28/18 (b)	443	441
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (b)	500	494
CAM Mortgage LLC, 3.50%, 7/15/64 (b)	6	6
CVS Pass-Through Trust, 6.04%, 12/10/28	251	282
8.35%, 7/10/31 (b)	166	214
GMAT Trust, 4.25%, 9/25/20 (b)	643	646
Green Tree Agency Advance Funding Trust I, 2.38%, 10/15/48 (b)	700	695
Invitation Homes Trust, 4.74%, 9/17/31 (b)(c)	1,000	1,003
5.49%, 8/17/32 (b)(c)	945	953
Labrador Aviation Finance Ltd., 5.68%, 1/15/42 (b)	418	415
Nationstar HECM Loan Trust, 4.11%, 11/25/25 (b)	614	615
4.36%, 2/25/26 (b)	700	696
5.68%, 8/25/26 (b)	450	455
6.54%, 6/25/26 (b)	450	458
NovaStar Mortgage Funding Trust, 1.29%, 12/25/33 (c)	606	580
NRZ Excess Spread-Collateralized Notes, 5.68%, 7/25/21 (b)	752	751
OnDeck Asset Securitization Trust II LLC, 4.21%, 5/17/20 (b)	500	501
PRPM LLC, 4.00%, 9/27/21 (b)	436	436
RMAT LLC, 4.83%, 6/25/35 (b)	550	546
Silver Bay Realty Trust, 4.29%, 9/17/31 (b)(c)	700	688
Skopos Auto Receivables Trust, 3.10%, 12/15/23 (b)	92	92
3.55%, 2/15/20 (b)	217	217
Tricon American Homes Trust, 5.77%, 11/17/33 (b)	460	450
U-Haul S Fleet LLC, 4.90%, 10/25/23 (b)	313	316
VOLT NPL X LLC, 4.75%, 10/26/54 (b)	493	486

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
VOLT XIX LLC, 5.00%, 4/25/55 (b)	$300	$295
VOLT XXII LLC, 4.25%, 2/25/55 (b)	299	294
VOLT XXX LLC, 4.75%, 10/25/57 (b)	399	392
VOLT XXXI LLC, 4.50%, 2/25/55 (b)	399	391
VOLT XXXIII LLC, 4.25%, 3/25/55 (b)	694	675
		15,692
Collateralized Mortgage Obligations — Agency Collateral Series (2.6%)
Federal Home Loan Mortgage Corporation, 3.60%, 6/25/48 (b)(c)	468	381
3.95%, 10/25/48 (b)(c)	750	615
5.58%, 7/25/23 (b)(c)	408	412
5.78%, 7/25/26 (b)(c)	267	272
IO REMIC 5.30%, 11/15/43 - 6/15/44(c)	3,620	636
5.35%, 4/15/39 (c)	1,067	114
IO STRIPS 7.50%, 12/1/29	6	2
Federal National Mortgage Association, IO 5.63%, 9/25/20 (c)	3,789	488
IO REMIC 6.00%, 5/25/33 - 7/25/33	255	66
IO STRIPS 6.50%, 12/25/29 (c)	4	—	@
7.00%, 11/25/19 (c)	2	—	@
8.00%, 4/25/24	3	1
8.00%, 6/25/35 (c)	32	7
9.00%, 11/25/26	2	—	@
REMIC 7.00%, 9/25/32	50	57
Government National Mortgage Association, IO 0.80%, 8/20/58 (c)	6,451	174
3.50%, 5/20/43	1,437	306
5.00%, 2/16/41	174	39
5.34%, 11/16/40 (c)	1,425	273
5.39%, 7/16/33 (c)	2,173	166
5.49%, 3/20/43 (c)	1,370	243
5.76%, 5/20/40 (c)	1,648	332
IO PAC 5.41%, 10/20/41 (c)	2,816	300
		4,884
Commercial Mortgage-Backed Securities (8.2%)
Citigroup Commercial Mortgage Trust, 3.65%, 9/15/27 (b)(c)	800	739
IO 0.90%, 11/10/48 (c)	2,736	147
0.98%, 9/10/58 (c)	9,537	595
COMM Mortgage Trust, 4.75%, 12/10/23 (b)(c)	985	916
4.90%, 4/10/47 (b)(c)	797	693
5.04%, 8/10/46 (b)(c)	740	694
	Face Amount (000)	Value (000)
IO 0.21%, 7/10/45 (c)	$11,997	$89
0.99%, 10/10/47 (c)	4,182	181
1.26%, 7/15/47 (c)	3,847	219
Commercial Mortgage Trust, 5.48%, 3/10/39	353	353
Cosmopolitan Hotel Trust, 4.20%, 11/15/33 (b)(c)	280	283
CSMC Trust, 4.60%, 11/15/33 (b)(c)	544	546
4.85%, 3/15/17 (b)(c)	200	200
GS Mortgage Securities Trust, 4.76%, 8/10/46 (b)(c)	500	456
IO 0.86%, 9/10/47 (c)	5,307	243
1.28%, 10/10/49 (c)	7,377	657
1.37%, 10/10/48 (c)	5,265	454
HILT Mortgage Trust, 4.45%, 7/15/29 (b)(c)	600	574
JP Morgan Chase Commercial Mortgage Securities Trust, 4.57%, 7/15/47 (b)(c)	1,030	798
5.46%, 12/12/43	108	108
IO 0.61%, 4/15/46 (c)	6,000	185
0.83%, 12/15/49 (c)	3,250	165
1.14%, 7/15/47 (c)	9,566	455
JPMBB Commercial Mortgage Securities Trust, 4.67%, 4/15/47 (b)(c)	704	594
IO 1.09%, 8/15/47 (c)	4,176	250
LB-UBS Commercial Mortgage Trust, 6.25%, 9/15/45 (c)	500	505
Wells Fargo Commercial Mortgage Trust, 3.94%, 8/15/50 (b)	870	692
4.50%, 9/15/58 (b)(c)	456	361
IO 1.05%, 12/15/49 (c)	5,000	315
1.66%, 11/15/49 (c)	6,225	657
WF-RBS Commercial Mortgage Trust, 3.80%, 11/15/47 (b)(c)	925	655
3.99%, 5/15/47 (b)	526	391
4.14%, 5/15/45 (b)(c)	385	349
4.98%, 9/15/46 (b)(c)	735	690
		15,209
Corporate Bonds (34.5%)
Finance (14.1%)
ABN Amro Bank N.V. 4.25%, 2/2/17 (b)	475	476
AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust 3.75%, 5/15/19	360	368
Alexandria Real Estate Equities, Inc. 3.95%, 1/15/27	175	175
Ally Financial, Inc., 3.25%, 2/13/18 10 10 4.25%, 4/15/21	350	354

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
American Campus Communities Operating Partnership LP 3.75%, 4/15/23	$200	$202
American International Group, Inc. 4.88%, 6/1/22	275	301
AvalonBay Communities, Inc., Series G 2.95%, 5/11/26 (d)	375	358
Bank of America Corp., 6.11%, 1/29/37	100	118
MTN 4.00%, 1/22/25	960	963
4.20%, 8/26/24	125	128
5.00%, 1/21/44	200	220
Bank of New York Mellon Corp. (The), MTN 3.65%, 2/4/24 (d)	350	361
BNP Paribas SA, 4.38%, 5/12/26 (b)(d)	200	198
5.00%, 1/15/21	150	164
Boston Properties LP 3.80%, 2/1/24	145	147
BPCE SA 5.15%, 7/21/24 (b)	550	560
Brookfield Asset Management, Inc. 5.80%, 4/25/17	135	137
Capital One Bank USA NA 3.38%, 2/15/23	510	506
Capital One Financial Corp. 2.45%, 4/24/19	125	126
Citigroup, Inc., 4.45%, 9/29/27	175	178
5.50%, 9/13/25	550	606
6.68%, 9/13/43	100	127
Citizens Bank NA, MTN 2.55%, 5/13/21	250	249
Commonwealth Bank of Australia 5.00%, 3/19/20 (b)	250	269
Cooperatieve Rabobank UA, 3.88%, 2/8/22	25	26
3.95%, 11/9/22	625	644
Credit Agricole SA 3.88%, 4/15/24 (b)	500	519
Credit Suisse AG 6.00%, 2/15/18	5	5
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26	275	286
Discover Bank 7.00%, 4/15/20	320	356
Discover Financial Services 3.95%, 11/6/24	275	273
Extra Space Storage LP 3.13%, 10/1/35 (b)(d)	250	267
Federal Realty Investment Trust 3.63%, 8/1/46	250	220
	Face Amount (000)	Value (000)
Five Corners Funding Trust 4.42%, 11/15/23 (b)	$275	$291
GE Capital International Funding Co. 2.34%, 11/15/20	468	468
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	435	539
MTN 4.80%, 7/8/44	175	184
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	481
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	365	399
HBOS PLC, Series G 6.75%, 5/21/18 (b)	565	597
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	325
HSBC Finance Corp. 6.68%, 1/15/21	425	478
HSBC Holdings PLC 4.25%, 3/14/24	550	560
HSBC USA, Inc. 3.50%, 6/23/24	250	251
ING Bank N.V. 5.80%, 9/25/23 (b)	520	572
ING Groep N.V. 6.00%, 4/16/20 (c)(d)(e)	200	196
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	316
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (b)	495	497
JPMorgan Chase & Co., 3.13%, 1/23/25	400	391
3.20%, 6/15/26	300	294
4.13%, 12/15/26	300	307
LeasePlan Corp. N.V. 2.88%, 1/22/19 (b)	475	475
Liberty Mutual Group, Inc. 4.85%, 8/1/44 (b)	125	124
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)	260	293
MetLife, Inc. 5.70%, 6/15/35	150	177
Nationwide Building Society, 3.90%, 7/21/25 (b)	200	206
6.25%, 2/25/20 (b)	545	607
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	190	195
Prudential Financial, Inc., MTN 6.63%, 12/1/37	165	210
Realty Income Corp. 3.25%, 10/15/22	350	353
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	625	601
Santander UK Group Holdings PLC, 2.88%, 10/16/20	375	372
3.13%, 1/8/21	325	325

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Skandinaviska Enskilda Banken AB 2.63%, 11/17/20 (b)	$500	$501
Standard Chartered PLC 3.05%, 1/15/21 (b)	375	375
Swedbank AB 2.38%, 2/27/19 (b)	270	271
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	483
Toronto-Dominion Bank (The) 3.63%, 9/15/31 (c)(d)	425	416
Travelers Cos., Inc. (The) 3.75%, 5/15/46	200	189
UBS Group Funding Co. 2.95%, 9/24/20 (b)	525	526
UnitedHealth Group, Inc., 2.88%, 3/15/23	750	753
3.75%, 7/15/25	300	311
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25%, 10/5/20 (b)	450	458
Wells Fargo & Co., 3.00%, 10/23/26	425	405
5.61%, 1/15/44	250	284
MTN 4.10%, 6/3/26	300	304
		26,257
Industrials (19.1%)
21st Century Fox America, Inc. 4.75%, 9/15/44	275	276
AbbVie, Inc. 3.20%, 5/14/26	325	310
Air Liquide Finance SA 1.75%, 9/27/21 (b)	225	217
Albea Beauty Holdings SA 8.38%, 11/1/19 (b)	400	416
Amazon.com, Inc. 3.80%, 12/5/24	475	500
Anadarko Petroleum Corp., 5.55%, 3/15/26 (d)	375	420
6.45%, 9/15/36	225	269
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/1/24 (d)	425	440
4.90%, 2/1/46	425	461
Apple, Inc., 2.40%, 5/3/23	265	258
2.45%, 8/4/26	225	211
4.45%, 5/6/44	250	259
Aramark Services, Inc. 4.75%, 6/1/26 (b)	375	372
AT&T, Inc., 4.50%, 3/9/48	655	591
5.15%, 3/15/42	50	50
Baidu, Inc. 2.75%, 6/9/19	450	457
Barrick Gold Corp. 4.10%, 5/1/23	235	241
	Face Amount (000)	Value (000)
Baxalta, Inc. 4.00%, 6/23/25	$90	$90
BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	150	168
Boston Scientific Corp. 3.85%, 5/15/25	425	427
BP Capital Markets PLC, 3.12%, 5/4/26	375	367
3.25%, 5/6/22	425	434
CBS Corp. 4.60%, 1/15/45	175	169
CEVA Group PLC 7.00%, 3/1/21 (b)	335	271
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.91%, 7/23/25	550	581
6.48%, 10/23/45	300	348
Citrix Systems, Inc. 0.50%, 4/15/19	200	232
CNH Industrial Capital LLC 4.38%, 11/6/20 (d)	300	309
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	420	406
Comcast Corp. 4.60%, 8/15/45	210	221
Continental Airlines Pass-Thru Certificates 6.13%, 4/29/18	150	156
Crown Castle International Corp. 5.25%, 1/15/23	5	5
Daimler Finance North America LLC 2.25%, 7/31/19 (b)	465	466
DCP Midstream LLC 5.35%, 3/15/20 (b)	169	176
Dollar General Corp. 3.25%, 4/15/23	375	371
Eldorado Gold Corp. 6.13%, 12/15/20 (b)(d)	295	301
Enable Midstream Partners LP 3.90%, 5/15/24	250	237
Ensco PLC 5.75%, 10/1/44	200	146
Experian Finance PLC 2.38%, 6/15/17 (b)	495	497
Express Scripts Holding Co. 4.50%, 2/25/26	275	284
Exxon Mobil Corp. 4.11%, 3/1/46	325	334
Ford Motor Credit Co., LLC, 3.20%, 1/15/21	200	200
5.00%, 5/15/18	400	416
General Motors Co. 6.60%, 4/1/36	125	143
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	125	165
Goldcorp, Inc. 3.70%, 3/15/23	436	430
HCA, Inc. 4.75%, 5/1/23	465	477

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Heathrow Funding Ltd. 4.88%, 7/15/21 (b)	$435	$465
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/1/25 (b)	290	295
Home Depot, Inc. 5.88%, 12/16/36	300	380
Illumina, Inc. 0.00%, 6/15/19	332	319
Intel Corp. 2.70%, 12/15/22	125	126
International Business Machines Corp. 1.88%, 5/15/19	450	451
International Paper Co. 3.00%, 2/15/27	500	473
Johnson Controls International PLC 3.90%, 2/14/26	350	361
Kinder Morgan, Inc., 4.30%, 6/1/25 (d)	275	284
5.63%, 11/15/23 (b)	250	275
Kraft Heinz Foods Co., 4.38%, 6/1/46	325	307
5.38%, 2/10/20	26	28
Lockheed Martin Corp. 3.10%, 1/15/23	275	278
LVMH Moet Hennessy Louis Vuitton SE 1.63%, 6/29/17 (b)	75	75
LyondellBasell Industries N.V. 4.63%, 2/26/55	300	280
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.50%, 4/15/25 (b)	500	450
MasTec, Inc. 4.88%, 3/15/23	390	383
McDonald's Corp., MTN 4.60%, 5/26/45	150	155
Medtronic, Inc. 4.63%, 3/15/45	200	217
Microsoft Corp. 4.45%, 11/3/45	200	214
Mylan N.V. 3.95%, 6/15/26 (b)(d)	550	516
NBC Universal Media LLC, 2.88%, 1/15/23	175	175
5.95%, 4/1/41	150	185
NBCUniversal Enterprise, Inc. 1.97%, 4/15/19 (b)	100	100
NetApp, Inc. 2.00%, 12/15/17	150	150
Netflix, Inc. 4.38%, 11/15/26 (b)	250	243
Noble Energy, Inc., 3.90%, 11/15/24	225	227
5.05%, 11/15/44	200	201
NOVA Chemicals Corp. 5.25%, 8/1/23 (b)	415	421
	Face Amount (000)	Value (000)
Novartis Capital Corp. 4.40%, 5/6/44	$225	$243
Nuance Communications, Inc. 2.75%, 11/1/31	253	255
Numericable-SFR SA 7.38%, 5/1/26 (b)	200	206
Occidental Petroleum Corp. 4.40%, 4/15/46	200	204
Omnicom Group, Inc. 3.65%, 11/1/24	215	217
ON Semiconductor Corp. 1.00%, 12/1/20 (d)	275	283
Ooredoo International Finance Ltd. 3.25%, 2/21/23 (b)	350	344
Oracle Corp. 2.95%, 5/15/25	201	197
PepsiCo, Inc. 3.60%, 3/1/24	425	444
Philip Morris International, Inc. 2.50%, 8/22/22	190	186
Phillips 66 Partners LP 4.68%, 2/15/45	150	140
Priceline Group, Inc. (The) 0.90%, 9/15/21 (d)	275	291
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (f)(g)(h)(i)(j)	299	—
Schlumberger Norge AS 1.25%, 8/1/17 (b)	225	225
Shell International Finance BV 3.25%, 5/11/25	400	400
Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/26 (b)	525	487
SK Telecom Co., Ltd. 2.13%, 5/1/18 (b)	200	200
Southern Copper Corp. 5.25%, 11/8/42	350	322
Spectra Energy Capital LLC 3.30%, 3/15/23	450	436
Sprint Spectrum Co., LLC/ Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC 3.36%, 3/20/23 (b)	1,061	1,066
Telstra Corp., Ltd. 3.13%, 4/7/25 (b)(d)	240	237
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	470	450
4.10%, 10/1/46 (d)	200	172
Thermo Fisher Scientific, Inc. 2.95%, 9/19/26	300	284
Time Warner, Inc. 4.85%, 7/15/45	325	327
Total Capital International SA 2.88%, 2/17/22	50	50
Transurban Finance Co., Pty Ltd. 3.38%, 3/22/27 (b)(d)	325	308
Tyson Foods, Inc. 4.88%, 8/15/34	250	255

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Airlines Pass-Through Trust, Series A 4.00%, 4/11/26	$549	$561
United Technologies Corp. 4.50%, 6/1/42	100	107
Verizon Communications, Inc. 4.67%, 3/15/55	652	615
Visa, Inc. 3.15%, 12/14/25	550	553
Volkswagen Group of America Finance LLC 2.40%, 5/22/20 (b)	525	520
Wal-Mart Stores, Inc. 5.25%, 9/1/35	435	521
Whole Foods Market, Inc. 5.20%, 12/3/25	505	536
Williams Partners LP/ACMP Finance Corp. 4.88%, 5/15/23	200	204
Woodside Finance Ltd. 3.70%, 9/15/26 (b)(d)	500	490
Yahoo!, Inc. 0.00%, 12/1/18	275	273
ZF North America Capital, Inc. 4.50%, 4/29/22 (b)	475	492
		35,710
Utilities (1.3%)
Boston Gas Co. 4.49%, 2/15/42 (b)	275	282
CMS Energy Corp. 5.05%, 3/15/22	50	55
Duke Energy Corp. 2.65%, 9/1/26	400	374
Entergy Louisiana LLC 3.05%, 6/1/31	400	380
Exelon Generation Co., LLC 6.25%, 10/1/39	375	379
Southern Power Co., Series D 1.95%, 12/15/19	375	372
Trans-Allegheny Interstate Line Co. 3.85%, 6/1/25 (b)	550	558
TransAlta Corp. 4.50%, 11/15/22	47	46
		2,446
		64,413
Mortgages — Other (9.7%)
Alternative Loan Trust, 0.94%, 5/25/47 (c)	184	157
5.50%, 2/25/36	11	10
6.00%, 4/25/36 - 7/25/37	132	112
PAC 5.50%, 2/25/36	6	5
6.00%, 4/25/36	23	18
Banc of America Alternative Loan Trust, 1.41%, 7/25/46 (c)	271	194
5.50%, 10/25/35	1,195	1,170
5.86%, 10/25/36	445	275
6.00%, 4/25/36	163	165
	Face Amount (000)		Value (000)
Banc of America Funding Trust, 5.25%, 7/25/37		$417	$419
6.00%, 7/25/37		33	27
ChaseFlex Trust, 6.00%, 2/25/37		558	421
Credit Suisse First Boston Mortgage Securities Corp., 6.50%, 11/25/35		921	377
Eurosail PLC, 1.33%, 6/13/45 (c)	GBP	350	393
Fannie Mae Connecticut Avenue Securities, 4.76%, 5/25/25 (c)		$671	701
5.66%, 11/25/24 (c)		698	759
5.76%, 7/25/25 (c)		500	539
Farringdon Mortgages No. 2 PLC, 1.90%, 7/15/47 (c)	GBP	293	342
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36		$16	14
6.25%, 8/25/36		241	195
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.06%, 10/25/27 (c)		400	419
4.51%, 9/25/24 (c)		600	627
4.76%, 8/25/24 (c)		306	319
5.01%, 11/25/23 (c)		700	740
5.31%, 10/25/24 (c)		901	965
Freddie Mac Whole Loan Securities Trust, 3.00%, 9/25/45 - 10/25/46		1,645	1,610
3.50%, 5/25/45 - 10/25/46		1,979	1,996
3.88%, 5/25/45 (b)(c)		241	222
4.00%, 5/25/45		111	114
Grifonas Finance PLC, 0.09%, 8/28/39 (c)	EUR	544	435
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$278	263
HarborView Mortgage Loan Trust, 0.93%, 1/19/38 (c)		240	210
IM Pastor 3 FTH, 0.00%, 3/22/43 (c)	EUR	647	539
Impac CMB Trust, 1.49%, 4/25/35 (c)		$231	182
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36		213	206
JP Morgan Mortgage Trust, 3.14%, 6/25/37 (c)		115	106
6.00%, 6/25/37		86	84
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36		500	472
6.50%, 9/25/37		1,253	940
Paragon Mortgages No. 13 PLC, 0.80%, 1/15/39 (c)	GBP	300	313
RALI Trust, 5.50%, 12/25/34		$771	758
6.00%, 4/25/36 - 1/25/37		334	270
PAC 6.00%, 4/25/36		25	21

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Residential Asset Securitization Trust, 6.00%, 7/25/36		$35	$31
			18,135
Municipal Bonds (1.0%)
City of Chicago, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		115	151
City of New York, NY, Series G-1 5.97%, 3/1/36		245	311
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	888
Municipal Electric Authority of Georgia 6.66%, 4/1/57		435	529
			1,879
Sovereign (6.1%)
Argentine Republic Government International Bond, 7.50%, 4/22/26 (b)		834	878
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	BRL	6,000	1,690
Cyprus Government International Bond, 3.88%, 5/6/22	EUR	1,485	1,629
Hungary Government International Bond, 5.75%, 11/22/23		$1,306	1,451
Indonesia Government International Bond, 5.88%, 1/15/24		1,325	1,465
Mexico Government International Bond, 3.60%, 1/30/25		500	483
Petroleos de Venezuela SA, 6.00%, 11/15/26		550	213
Petroleos Mexicanos, 6.38%, 1/23/45		230	211
6.88%, 8/4/26 (b)		140	148
Poland Government Bond, 3.25%, 7/25/25	PLN	5,020	1,178
Spain Government Bond, 0.75%, 7/30/21	EUR	1,881	2,024
			11,370
U.S. Agency Securities (2.1%)
Federal Home Loan Bank 0.88%, 10/1/18		$1,990	1,979
Federal Home Loan Mortgage Corporation 1.25%, 10/2/19		1,900	1,890
			3,869
U.S. Treasury Security (1.4%)
U.S. Treasury Note 1.50%, 8/15/26 (d)		2,875	2,644
Total Fixed Income Securities (Cost $176,969)			177,249
	Shares	Value (000)
Short-Term Investments (17.4%)
Securities held as Collateral on Loaned Securities (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $4,943)	4,943,215	$4,943
Investment Company (10.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $20,265)	20,265,472	20,265
	Face Amount (000)
U.S. Treasury Securities (2.5%)
U.S. Treasury Bills, 0.51%, 3/23/17 (k)(l)	$450	450
0.52%, 3/23/17 (k)(l)	252	251
U.S. Treasury Note 0.88%, 4/30/17 (d)	4,000	4,005
Total U.S. Treasury Securities (Cost $4,706)		4,706
Certificate of Deposit (1.1%)
International Bank (1.1%)
Bank of Montreal 1.23%, 5/3/17 (Cost $1,950)	1,950	1,951
Commercial Paper (0.2%)
International Bank (0.2%)
Credit Agricole SA 1.25%, 2/9/17 (m) (Cost $449)	450	449
Total Short-Term Investments (Cost $32,313)		32,314
Total Investments (112.4%) (Cost $209,282) Including $11,699 of Securities Loaned (n)(o)		209,563
Liabilities in Excess of Other Assets (–12.4%)		(23,078)
Net Assets (100.0%)		$186,485

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(d)  All or a portion of this security was on loan at December 31, 2016.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2016.

(f)  Security has been deemed illiquid at December 31, 2016.

(g)  Issuer in bankruptcy.

(h)  Acquired through exchange offer.

(i)  Non-income producing security; bond in default.

(j)  At December 31, 2016, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(k)  Rate shown is the yield to maturity at December 31, 2016.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(l)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(m)  The rates shown are the effective yields at the date of purchase.

(n)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(o)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $209,283,000. The aggregate gross unrealized appreciation is approximately $3,630,000 and the aggregate gross unrealized depreciation is approximately $3,350,000, resulting in net unrealized appreciation of approximately $280,000.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	NZD	2,700	EUR	1,799	1/6/17	$18
Australia and New Zealand Banking Group		$5	AUD	7	1/6/17	(— @)
Australia and New Zealand Banking Group		$434	JPY	49,332	1/6/17	(12)
Australia and New Zealand Banking Group		$953	NZD	1,348	1/6/17	(17)
Citibank NA	BRL	8,278		$2,421	1/6/17	(121)
Goldman Sachs International	EUR	6,241		$6,617	1/6/17	46
Goldman Sachs International		$1,019	CAD	1,354	1/6/17	(11)
HSBC Bank PLC	JPY	155,749		$1,367	1/6/17	34
HSBC Bank PLC	MXN	821		$40	1/6/17	— @
HSBC Bank PLC	NZD	666		$461	1/6/17	(1)
HSBC Bank PLC		$4	GBP	3	1/6/17	(— @)
JPMorgan Chase Bank NA	GBP	1,247		$1,560	1/6/17	23
JPMorgan Chase Bank NA	TRY	60		$17	1/6/17	— @
JPMorgan Chase Bank NA		$1,164	BRL	3,827	1/6/17	11
JPMorgan Chase Bank NA		$1,355	BRL	4,452	1/6/17	12
JPMorgan Chase Bank NA		$16	GBP	13	1/6/17	(— @)
JPMorgan Chase Bank NA		$477	HUF	140,813	1/6/17	2
UBS AG	CAD	1,293		$963	1/6/17	— @
UBS AG	HUF	140,810		$468	1/6/17	(11)
UBS AG		$10	CHF	10	1/6/17	(— @)
UBS AG		$462	GBP	374	1/6/17	(1)
UBS AG		$956	NOK	8,146	1/6/17	(13)
UBS AG		$506	NZD	720	1/6/17	(5)
UBS AG		$47	ZAR	668	1/6/17	2
Australia and New Zealand Banking Group	EUR	906	SEK	8,850	1/9/17	18
Australia and New Zealand Banking Group	SEK	9		$1	1/9/17	(— @)
Citibank NA	PLN	5,237		$1,247	1/9/17	(5)
HSBC Bank PLC	EUR	50		$54	1/9/17	1
HSBC Bank PLC		$19	EUR	18	1/9/17	— @
JPMorgan Chase Bank NA		$19	EUR	18	1/9/17	— @
JPMorgan Chase Bank NA		$81	RON	344	1/9/17	(1)
UBS AG	EUR	18		$19	1/9/17	(— @)
JPMorgan Chase Bank NA	BRL	4,452		$1,345	2/3/17	(12)
						$(43)

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
German Euro BTP	8	$1,140	Mar-17	$13
U.S. Treasury 2 yr. Note	50	10,834	Mar-17	(5)
U.S. Treasury 5 yr. Note	253	29,769	Mar-17	3
U.S. Treasury Long Bond	19	2,862	Mar-17	(14)
U.S. Treasury Ultra Bond	62	9,936	Mar-17	(75)
Short:
German Euro Bund	19	(3,283)	Mar-17	(45)
U.S. Treasury 10 yr. Note	1	(125)	Mar-17	— @
U.S. Treasury 10 yr. Ultra Long Bond	34	(4,558)	Mar-17	9
				$(114)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$895	1.00%	3/20/19	$17	$(33)	$(16)	BBB+
Deutsche Bank AG CMBX.NA.BB.60	Sell	223	5.00	5/11/63	2	(31)	(29)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	395	5.00	5/11/63	(— @)	(52)	(52)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	277	5.00	5/11/63	(40)	4	(36)	NR
		$1,790			$(21)	$(112)	$(133)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2016:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.84%	12/7/21	$4,904	$25
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.07	12/21/21	4,865	(25)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.26	12/7/26	2,580	18
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	12/21/26	2,602	(32)
						$(14)

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not rated.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

EUR  — Euro

GBP  — British Pound

HUF  — Hungarian Forint

JPY  — Japanese Yen

MXN  — Mexican Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RON  — Romanian New Leu

SEK  — Swedish Krona

TRY  — Turkish Lira

ZAR  — South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	18.8%
Industrials	17.4
Short-Term Investments	13.4
Finance	12.8
Mortgages — Other	8.9
Other***	8.0
Asset-Backed Securities	7.7
Commercial Mortgage-Backed Securities	7.4
Sovereign	5.6
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $62,507,000 with net unrealized depreciation of approximately $114,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $43,000 and does not include open swap agreements with net unrealized depreciation of approximately $126,000.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $184,074)	$184,355
Investment in Security of Affiliated Issuer, at Value (Cost $25,208)	25,208
Total Investments in Securities, at Value (Cost $209,282)	209,563
Interest Receivable	1,376
Receivable for Variation Margin on Futures Contracts	908
Receivable for Portfolio Shares Sold	435
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	167
Premium Paid on Open Swap Agreements	19
Receivable from Affiliate	6
Unrealized Appreciation on Swap Agreements	4
Receivable for Investments Sold	3
Other Assets	12
Total Assets	212,493
Liabilities:
Payable for Investments Purchased	20,027
Collateral on Securities Loaned, at Value	4,943
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	210
Payable for Advisory Fees	190
Payable for Portfolio Shares Redeemed	153
Payable for Servicing Fees	127
Unrealized Depreciation on Swap Agreements	116
Payable for Professional Fees	54
Payable for Variation Margin on Swap Agreements	44
Premium Received on Open Swap Agreements	40
Payable for Distribution Fees — Class II Shares	21
Payable for Custodian Fees	16
Payable for Administration Fees	13
Bank Overdraft	11
Payable for Directors' Fees and Expenses	4
Payable for Transfer Agency Fees	3
Other Liabilities	36
Total Liabilities	26,008
NET ASSETS	$186,485
Net Assets Consist of:
Paid-in-Capital	$212,949
Accumulated Undistributed Net Investment Income	5,150
Accumulated Net Realized Loss	(31,609)
Unrealized Appreciation (Depreciation) on:
Investments	281
Futures Contracts	(114)
Swap Agreements	(126)
Foreign Currency Forward Exchange Contracts	(43)
Foreign Currency Translations	(3)
Net Assets	$186,485
CLASS I:
Net Assets	$82,746
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,752,599 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.67
CLASS II:
Net Assets	$103,739
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,753,391 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.64
(1) Including:
Securities on Loan, at Value:	$11,699

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$6,978
Dividends from Securities of Affiliated Issuer (Note H)	72
Income from Securities Loaned — Net	22
Total Investment Income	7,072
Expenses:
Advisory Fees (Note B)	722
Distribution Fees — Class II Shares (Note E)	268
Servicing Fees (Note D)	225
Administration Fees (Note C)	154
Professional Fees	113
Pricing Fees	51
Shareholder Reporting Fees	37
Custodian Fees (Note G)	36
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	7
Other Expenses	22
Expenses Before Non Operating Expenses	1,646
Bank Overdraft Expense	3
Total Expenses	1,649
Rebate from Morgan Stanley Affiliate (Note H)	(30)
Reimbursement of Custodian Fees (Note G)	(182)
Net Expenses	1,437
Net Investment Income	5,635
Realized Gain (Loss):
Investments Sold	4,239
Foreign Currency Forward Exchange Contracts	132
Foreign Currency Transactions	(44)
Futures Contracts	(895)
Swap Agreements	24
Net Realized Gain	3,456
Change in Unrealized Appreciation (Depreciation):
Investments	2,211
Foreign Currency Forward Exchange Contracts	(31)
Foreign Currency Translations	(1)
Futures Contracts	(167)
Swap Agreements	(83)
Net Change in Unrealized Appreciation (Depreciation)	1,929
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,385
Net Increase in Net Assets Resulting from Operations	$11,020

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,635	$3,572
Net Realized Gain	3,456	1,995
Net Change in Unrealized Appreciation (Depreciation)	1,929	(7,069)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,020	(1,502)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,619)	(3,159)
Class II:
Net Investment Income	(1,766)	(3,441)
Total Distributions	(3,385)	(6,600)
Capital Share Transactions:(1)
Class I:
Subscribed	9,954	9,062
Distributions Reinvested	1,619	3,159
Redeemed	(20,235)	(21,203)
Class II:
Subscribed	31,196	37,546
Distributions Reinvested	1,766	3,441
Redeemed	(38,204)	(36,657)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,904)	(4,652)
Total Decrease in Net Assets	(6,269)	(12,754)
Net Assets:
Beginning of Period	192,754	205,508
End of Period (Including Accumulated Undistributed Net Investment Income of $5,150 and $2,778)	$186,485	$192,754
(1) Capital Share Transactions:
Class I:
Shares Subscribed	931	856
Shares Issued on Distributions Reinvested	152	308
Shares Redeemed	(1,913)	(2,005)
Net Decrease in Class I Shares Outstanding	(830)	(841)
Class II:
Shares Subscribed	2,958	3,565
Shares Issued on Distributions Reinvested	166	336
Shares Redeemed	(3,619)	(3,493)
Net Increase (Decrease) in Class II Shares Outstanding	(495)	408

The accompanying notes are an integral part of the financial statements.
17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.25		$10.68		$10.21		$10.64		$10.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.20		0.30		0.29		0.33
Net Realized and Unrealized Gain (Loss)	0.30		(0.27)		0.49		(0.33)		0.61
Total from Investment Operations	0.63		(0.07)		0.79		(0.04)		0.94
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.36)		(0.32)		(0.39)		(0.49)
Net Asset Value, End of Period	$10.67		$10.25		$10.68		$10.21		$10.64
Total Return(3)	6.11	%(4)	(0.65)%		7.85%		(0.32)%		9.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,746		$88,018		$100,671		$105,420		$120,903
Ratio of Expenses to Average Net Assets(6)	0.61	%(5)	0.69	%(5)	0.65	%(5)	0.69	%(5)	0.69	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.61%		N/A		0.68%		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(6)	3.06	%(5)	1.89	%(5)	2.83	%(5)	2.75	%(5)	3.18	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	376%		400%		320%		249%		245%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.72%		0.76%		0.80%		0.78%		0.75%
Net Investment Income to Average Net Assets	2.95%		1.82%		2.68%		2.66%		3.12%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 4.34%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.22		$10.65		$10.19		$10.62		$10.17
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.17		0.27		0.26		0.31
Net Realized and Unrealized Gain (Loss)	0.30		(0.26)		0.49		(0.33)		0.61
Total from Investment Operations	0.60		(0.09)		0.76		(0.07)		0.92
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.34)		(0.30)		(0.36)		(0.47)
Net Asset Value, End of Period	$10.64		$10.22		$10.65		$10.19		$10.62
Total Return(3)	5.86	%(4)	(0.83)%		7.57%		(0.58)%		9.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,739		$104,736		$104,837		$66,560		$51,988
Ratio of Expenses to Average Net Assets(6)	0.86	%(5)	0.94	%(5)	0.90	%(5)	0.94	%(5)	0.94	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.86%		N/A		0.93%		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(6)	2.81	%(5)	1.64	%(5)	2.58	%(5)	2.50	%(5)	2.93	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	376%		400%		320%		249%		245%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%		1.04%		1.15%		1.13%		1.10%
Net Investment Income to Average Net Assets	2.70%		1.54%		2.33%		2.31%		2.77%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 4.09%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the" Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) Over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the

Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$726	$—		$726
Agency Fixed Rate Mortgages	—	38,428	—		38,428
Asset-Backed Securities	—	15,692	—		15,692
Collateralized Mortgage Obligations - Agency Collateral Series	—	4,884	—		4,884
Commercial Mortgage- Backed Securities	—	15,209	—		15,209
Corporate Bonds	—	64,413	—	†	64,413	†
Mortgages — Other	—	18,135	—		18,135
Municipal Bonds	—	1,879	—		1,879
Sovereign	—	11,370	—		11,370
U.S. Agency Securities	—	3,869	—		3,869
U.S. Treasury Security	—	2,644	—		2,644
Total Fixed Income Securities	—	177,249	—	†	177,249	†
Short-Term Investments
Investment Company	25,208	—	—		25,208
U.S. Treasury Securities	—	4,706	—		4,706
Certificate of Deposit	—	1,951	—		1,951
Commercial Paper	—	449	—		449
Total Short-Term Investments	25,208	7,106	—		32,314
21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$167	$—		$167
Futures Contracts	25	—	—		25
Credit Default Swap Agreement	—	4	—		4
Interest Rate Swap Agreements	—	43	—		43
Total Assets	25,233	184,569	—	†	209,802 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(210)	—		(210)
Futures Contracts	(139)	—	—		(139)
Credit Default Swap Agreements	—	(116)	—		(116)
Interest Rate Swap Agreements	—	(57)	—		(57)
Total Liabilities	(139)	(383)	—		(522)
Total	$25,094	$184,186	$—	†	$209,280 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$167
Futures Contracts Variation Margin on Interest	Futures Contracts	Rate Risk	25	(a)
Swap Agreement Unrealized Appreciation on	Swap Agreement	Credit Risk	4
Swap Agreements Variation Margin on Interest	Swap Agreements	Rate Risk	43	(a)
Total			$239
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(210)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(139	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(116)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(57	)(a)
Total			$(522)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$132
Interest Rate Risk	Futures Contracts	(895)
Credit Risk	Swap Agreements	24
Interest Rate Risk	Swap Agreements	(— @)
Total		$(739)

@  Value is less than $500.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(31)
Interest Rate Risk	Futures Contracts	(167)
Credit Risk	Swap Agreements	(69)
Interest Rate Risk	Swap Agreements	(14)
Total		$(281)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$167	$(210)
Swap Agreements	4	(116)
Total	$171	$(326)

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master

Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$36	$(29)	$—	$7
Goldman Sachs International	50	(15)	—	35
HSBC Bank PLC	35	(1)	—	34
JPMorgan Chase Bank NA	48	(13)	—	35
UBS AG	2	(2)	—	0
Total	$171	$(60)	$—	$111
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$29	$(29)	$—	$0
Barclays Bank PLC	33	—	—	33
Citibank NA	126	—	—	126
Deutsche Bank AG	31	—	—	31
Goldman Sachs International	63	(15)	(48)	0
HSBC Bank PLC	1	(1)	—	0
JPMorgan Chase Bank NA	13	(13)	—	0
UBS AG	30	(2)	—	28
Total	$326	$(60)	$(48)	$218

(d)  In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$35,912,000
Futures Contracts:
Average monthly original value	$65,731,000
Swap Agreements:
Average monthly notional amount	$3,705,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,699	(e)	$—	$(11,699	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $4,943,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $6,978,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,237	$—	$—	$—	$2,237
U.S. Treasury Securities	2,706	—	—	—	2,706
Total	$4,943	$—	$—	$—	$4,943
Total Borrowings	$4,943	$—	$—	$—	$4,943
Gross amount of recognized liabilities for securities lending transactions					$4,943

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments are proceeds from the one-time settlements of class action lawsuits involving the Portfolio's past holdings of approximately $3,411,000, the impact of which on the Portfolio's performance is disclosed in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.36% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $64,325,000 and $71,113,000, respectively. For the year ended December 31, 2016, purchases and sales of long-term U.S. Government securities were approximately $634,712,000 and $643,442,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $30,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$23,306	$106,229	$104,327	$72	$25,208

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,385	$—	$6,600	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$122	$32,380	$(32,502)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,601	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$31,734	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley Select Dimensions Flexible Income Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

During the year ended December 31, 2016, capital loss carryforwards of approximately $32,502,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,001,000.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

30

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 65.3%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

31

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

32

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

33

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

34

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
1694705 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Director and Officer Information	27

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,001.30	$1,019.86	$5.28	$5.33	1.05	%***
Emerging Markets Debt Portfolio Class II	1,000.00	1,002.60	1,019.61	5.54	5.58	1.10	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 10.55%, net of fees, for Class I shares and 10.58%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against the Portfolio's benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned 10.19%.

Factors Affecting Performance

•  Emerging market ("EM") external sovereign and quasi-sovereign debt returned 10.19% in 2016 as measured by the Index. Lower-rated, higher-yielding bonds, particularly those of energy exporters, outperformed investment grade bonds, which were weighed down by rising U.S. Treasury yields. Commodity-related credits such as Venezuela, Ecuador, Zambia, Ghana, Iraq, and Gabon outperformed as Brent oil prices rose +56% in the year.(i) Bonds from Turkey, India, Slovakia, Lithuania, Poland, Latvia, Romania, and the Philippines lagged over the year. Bonds from Belize especially suffered after the country missed an interest payment and defaulted on $544 million worth of bonds in late September 2016.

•  EM fixed income assets traveled a bumpy road to reach high single-digit to low double-digit returns for the year. Markets found their footing after a shaky start, which was fueled by concerns over capital flight from China and continued weakness in global growth and commodity prices. Sentiment improved heading into February 2016 as a rebound was built on a mixture of attractive valuations and investor positioning, combined with strengthening commodity prices, an improving EM growth profile, an easing of China fears, as well as a weakening of the U.S. dollar and generally accommodative central bank policies. Investment flows into the asset class were driven by both pull factors, such as political and economic improvement within EM countries, as well as push factors, such as attractive relative valuations and investors fleeing the negative real yields offered by many global government bonds. These flows contributed to the favorable backdrop that provided an entry for new and returning issuers including Saudi Arabia, Oman, and Argentina. The rise in developed market populism generated ballot surprises with Britain's populace voting for Brexit (referendum vote to leave the European Union) and the U.S. presidential victory of Donald Trump. While the market reaction to Brexit turned out to be much ado about nothing, Trump's win triggered a rotation from bonds to equities and from emerging to U.S. markets, as the market became excited about the potential for stimulative policies and resulting higher growth and inflation. The populist surge in the U.S. and Western Europe was, for the most part, not mirrored in emerging markets, which benefited from reform-minded leaders in India, Indonesia, Argentina, and Brazil. Assets from these reform story countries, as well as those from energy-exporting nations, led the rally for EM fixed income in 2016.

•  There was a changing of the guard in many EM countries as the Philippines elected outspoken President Rodrigo Duterte, President Dilma Rousseff of Brazil was impeached and Vice President Michel Temer took the helm, Thailand's ruler of 70 years, King Bhumibol, passed away, and South Korea's President Park Geun-hye was impeached. EM credit ratings were under pressure during the year. Initially, energy-related countries and companies sustained a round of downgrades as agencies adjusted their ratings to reflect the new revenue outlook, before attention was turned to politically-driven issues in Brazil, Turkey and South Africa. Brazil completed its seven-year ratings roundtrip after Moody's stripped the country of its final investment grade rating, amid the far-reaching corruption investigation, Lava Jato, which resulted in the impeachment of President Dilma Rousseff and the elevation of Vice President Michel Temer to Acting President. Following an unsuccessful coup attempt, Turkey's weakened institutional strength, coupled with sluggish economic growth and external funding requirements, contributed to the loss of its investment grade rating. In contrast, South Africa maintained its investment grade status despite political infighting involving President Jacob Zuma. In more positive news, Hungary's foreign currency credit rating was upgraded to investment grade on the back of stronger-than-expected economic performance and fiscal rectitude, which reduced external vulnerabilities. In Colombia, the government ratified a peace deal with Revolutionary Armed Forces of Colombia, or FARC, rebels, which ended the 52-year civil war and provided President Santos the political capital

(i)  Source: Bloomberg L.P. Data as of December 31, 2016

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

necessary to enact fiscal reforms to solidify Colombia's investment grade credit rating.

•  After a bearish year in 2015, commodity-related investments led the rally in 2016 as commodity prices bounced back from the lows touched in February 2016. Despite the strong rally in commodity prices ranging from oil and coal to copper and iron ore, the repercussions of overall lower commodity-related revenues continued to reverberate through emerging markets. Energy exporters enacted fiscal adjustments and issued bonds to fund deficits, while importers, and EM economies more broadly, benefited from disinflationary pressures, which allowed them to reduce subsidies and strengthen their fiscal positions.

•  For the year 2016, security selection and overweight positions in Argentina and Mexico contributed to relative performance, as did overweight positions in Indonesia, Brazil, Zambia, Dominican Republic, Ukraine, Ecuador, Jamaica, and Hungary. An underweight position and security selection in Turkey also contributed to relative performance, as did security selection in Peru.

•  Conversely, security selection in Venezuela and Malaysia detracted from relative performance, as did underweight positions in Uruguay, Costa, Rica, El Salvador, Azerbaijan, Lebanon, and China. Positioning in Ghana also detracted from relative performance. The use of U.S. Treasury futures to manage interest rate duration, also detracted from performance in the year.

Management Strategies

•  After the U.S. elections, global fixed income markets are pricing in a significant relaxation in U.S. fiscal policy that may boost economic growth, strengthen the U.S. dollar and, as a result, supercharge the developed market ("DM") yield curve steepening trend that was already underway pre-election. While it is still too early to know the exact contours of the next U.S. administration's fiscal, trade and immigration policies, the market hasn't waited to re-price not only the global fixed income outlook, but also the outlook for EM countries likely to be the most affected, such as Mexico, with the impact on China still a question mark.

•  For global growth, the beneficial impact of higher U.S. growth is likely to be offset partly by the extent of the new president's potentially protectionist trade agenda. The net effect won't be known for a while, but Mexico and China will remain a key focus, with joint cooperation between the new president and the more traditional trade-friendly wing of the Republican Party potentially reducing the impact, especially if stronger U.S. economic growth becomes a more important goal than fulfilling populist campaign promises that risk damaging the U.S. economic outlook. We still expect the EM/DM growth differential to recover during 2017 in favor of EM as the negative growth impacts from Brazil and Russia lessen. China's growth slowdown is likely to continue in the medium term, with short-term growth prospects reliant on continued fiscal and monetary policy support. Recent data out of China has been suggesting resilience, but we believe we could see growth slowdown again at the end of the first quarter or in the second quarter of 2017. However, we continue to believe that China has ample policy buffers in 2017 to offset a too rapid deceleration in economic growth.

•  On Mexico, post the U.S. elections, we note that the Mexican peso is now the most undervalued currency in emerging markets and is pricing in a fairly severe slowdown in Mexican growth and worsening in the funding of the current account deficit. On the rates side, the central bank ("Banxico") has clearly signaled it doesn't want to overreact with tightening and after its prudent 50 basis point (bps) hike mid-November and 50 bps hike following the U.S. Fed hike in December. We think Banxico will largely follow the U.S. Fed, unless there is another round of severe market pressure on Mexico.

•  We expect historically low developed market yields to still support selective carry opportunities and spreads as we expect an ongoing "push" factor of inflows into higher-yielding assets, including select EM fixed income. Given that the "Trump Tantrum" is not EM-specific, we believe that the various factors both pushing and pulling investors into EM fixed income remain in place: developed market yields remain very low, EM economic data appear to have stabilized, fears of multiple Fed rate hikes have subsided (although two interest rate hikes next year are more likely than one) and concerns of a sharp slowdown in China have diminished. We believe that EM assets could well absorb Fed rate hikes in 2017 if driven by increasing U.S. growth and not inflation; however, assets remain vulnerable to spikes in U.S. policy uncertainty.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	10.55%	3.91%	5.31%	6.88%
J.P. Morgan Emerging Markets Bond Global Index	10.19	5.44	6.75	8.34
Portfolio – Class II(4)	10.58	3.87	5.26	7.93
J.P. Morgan Emerging Markets Bond Global Index	10.19	5.44	6.75	8.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.8%)
Argentina (5.8%)
Corporate Bonds (2.3%)
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (a)		$540	$573
Province of Salta Argentina, 9.13%, 7/7/24 (a)(b)		1,175	1,243
Province of Santa Fe, 6.90%, 11/1/27 (a)		1,210	1,140
Provincia del Chaco Argentina, 9.38%, 8/18/24 (a)		2,370	2,210
			5,166
Sovereign (3.5%)
Argentina Bonar Bonds, 24.26%, 10/9/17 (c)	ARS	14,790	937
Argentine Republic Government International Bond, 6.88%, 4/22/21 (a)		$2,630	2,808
7.50%, 4/22/26 (a)		2,080	2,189
Republic of Argentina, 2.50%, 12/31/38 (d)		1,850	1,142
7.13%, 7/6/36 (a)		720	687
			7,763
			12,929
Brazil (5.8%)
Corporate Bonds (2.7%)
CIMPOR Financial Operations BV, 5.75%, 7/17/24 (a)		1,458	1,221
Minerva Luxembourg SA, 8.75%, 4/3/19 (a)(c)(e)		1,400	1,444
Petrobras Global Finance BV, 8.38%, 5/23/21		3,090	3,337
			6,002
Sovereign (3.1%)
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)		2,650	2,484
Brazilian Government International Bond, 4.25%, 1/7/25		1,750	1,639
5.00%, 1/27/45		3,309	2,701
			6,824
			12,826
Chile (0.9%)
Corporate Bond (0.5%)
Colbun SA, 4.50%, 7/10/24 (a)		1,030	1,043
Sovereign (0.4%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21		761	788
			1,831
China (3.4%)
Sovereign (3.4%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		4,470	4,684
	Face Amount (000)	Value (000)
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 6/2/21 (a)	$2,090	$2,039
3.70%, 6/10/25 (a)	838	845
		7,568
Colombia (2.3%)
Sovereign (2.3%)
Colombia Government International Bond, 4.38%, 7/12/21	530	557
5.00%, 6/15/45	3,000	2,861
11.75%, 2/25/20	1,250	1,596
		5,014
Croatia (1.2%)
Sovereign (1.2%)
Croatia Government International Bond, 5.50%, 4/4/23	2,500	2,645
Dominican Republic (1.3%)
Sovereign (1.3%)
Dominican Republic International Bond, 6.88%, 1/29/26 (a)	2,100	2,188
7.45%, 4/30/44 (a)	739	750
		2,938
Ecuador (2.5%)
Sovereign (2.5%)
Ecuador Government International Bond, 9.65%, 12/13/26 (a)	400	410
10.75%, 3/28/22 (a)	4,590	4,992
		5,402
Egypt (0.4%)
Sovereign (0.4%)
Egypt Government International Bond, 5.88%, 6/11/25	1,000	912
El Salvador (0.7%)
Sovereign (0.7%)
El Salvador Government International Bond, 6.38%, 1/18/27	1,750	1,619
Gabon (0.4%)
Sovereign (0.4%)
Republic of Gabon, 6.95%, 6/16/25 (a)	1,060	996
Ghana (1.1%)
Sovereign (1.1%)
Ghana Government International Bond, 10.75%, 10/14/30	2,000	2,376
Guatemala (0.4%)
Sovereign (0.4%)
Guatemala Government Bond, 4.50%, 5/3/26 (a)	940	906
Honduras (0.6%)
Sovereign (0.6%)
Republic of Honduras, 8.75%, 12/16/20	1,160	1,297

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Hungary (2.0%)
Sovereign (2.0%)
Hungary Government International Bond, 6.38%, 3/29/21	$1,110	$1,245
7.63%, 3/29/41	2,180	3,058
		4,303
India (0.4%)
Corporate Bond (0.1%)
Adani Transmission Ltd., 4.00%, 8/3/26 (a)	282	267
Sovereign (0.3%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)	790	740
		1,007
Indonesia (9.2%)
Sovereign (9.2%)
Indonesia Government International Bond, 4.13%, 1/15/25	3,450	3,427
4.75%, 1/8/26 (a)(b)	1,430	1,480
5.13%, 1/15/45 (a)	1,050	1,051
5.88%, 1/15/24 (a)	460	509
5.88%, 1/15/24	4,250	4,700
5.95%, 1/8/46 (a)	1,430	1,584
7.75%, 1/17/38	2,925	3,767
Majapahit Holding BV, 7.75%, 1/20/20	1,080	1,215
Pertamina Persero PT, 4.88%, 5/3/22	500	515
6.45%, 5/30/44 (a)	1,870	1,900
		20,148
Ivory Coast (1.4%)
Sovereign (1.4%)
Ivory Coast Government International Bond, 5.38%, 7/23/24 (a)(b)	780	754
5.75%, 12/31/32	2,430	2,259
		3,013
Jamaica (1.6%)
Corporate Bond (0.5%)
Digicel Group Ltd., 8.25%, 9/30/20	1,270	1,096
Sovereign (1.1%)
Jamaica Government International Bond, 7.63%, 7/9/25 (b)	520	596
7.88%, 7/28/45	740	805
8.00%, 3/15/39	1,010	1,127
		2,528
		3,624
Kazakhstan (2.9%)
Sovereign (2.9%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	520	503
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,420	1,334
	Face Amount (000)	Value (000)
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)	$2,000	$2,144
KazMunayGas National Co., JSC, 9.13%, 7/2/18	2,230	2,428
		6,409
Lithuania (0.8%)
Sovereign (0.8%)
Lithuania Government International Bond, 6.63%, 2/1/22	580	675
7.38%, 2/11/20	925	1,056
		1,731
Mexico (14.1%)
Corporate Bonds (2.2%)
Alfa SAB de CV, 6.88%, 3/25/44	1,440	1,408
Fermaca Enterprises S de RL de CV, 6.38%, 3/30/38 (a)	1,797	1,779
Nemak SAB de CV, 5.50%, 2/28/23	1,600	1,596
		4,783
Sovereign (11.9%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)(c)	2,230	2,093
Comision Federal de Electricidad, 4.75%, 2/23/27 (a)	790	760
Mexico City Airport Trust, 5.50%, 10/31/46 (a)	1,450	1,309
Mexico Government International Bond, 3.60%, 1/30/25	1,950	1,885
4.35%, 1/15/47	1,100	946
4.60%, 1/23/46	2,530	2,280
6.05%, 1/11/40	1,482	1,608
Petroleos Mexicanos, 4.88%, 1/24/22	3,240	3,258
5.63%, 1/23/46	2,200	1,834
6.38%, 1/23/45	2,860	2,617
6.50%, 3/13/27 (a)	1,240	1,281
6.50%, 6/2/41	2,330	2,194
6.63%, 6/15/38	1,176	1,144
6.88%, 8/4/26 (a)	1,500	1,586
8.63%, 12/1/23	1,350	1,471
		26,266
		31,049
Mongolia (1.1%)
Sovereign (1.1%)
Mongolia Government International Bond, 10.88%, 4/6/21	2,200	2,318
Namibia (0.7%)
Sovereign (0.7%)
Namibia International Bonds, 5.25%, 10/29/25 (a)	1,482	1,457
Nigeria (0.7%)
Sovereign (0.7%)
Nigeria Government International Bond, 6.38%, 7/12/23	1,540	1,496

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Panama (1.8%)
Sovereign (1.8%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	$1,600	$1,666
Panama Government International Bond, 4.00%, 9/22/24	294	301
5.20%, 1/30/20	680	732
8.88%, 9/30/27	883	1,216
		3,915
Paraguay (1.0%)
Sovereign (1.0%)
Republic of Paraguay, 4.63%, 1/25/23 (a)	480	487
6.10%, 8/11/44 (a)	1,580	1,611
		2,098
Peru (2.8%)
Corporate Bonds (1.4%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(b)(c)	1,780	1,929
Union Andina de Cementos SAA, 5.88%, 10/30/21 (a)	1,040	1,079
		3,008
Sovereign (1.4%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)(c)	1,298	1,337
Peruvian Government International Bond, 6.55%, 3/14/37	1,400	1,765
		3,102
		6,110
Philippines (3.1%)
Sovereign (3.1%)
Philippine Government International Bond, 3.95%, 1/20/40	1,396	1,382
8.38%, 6/17/19	146	170
9.50%, 2/2/30	3,331	5,261
		6,813
Poland (1.4%)
Sovereign (1.4%)
Poland Government International Bond, 3.00%, 3/17/23	2,260	2,219
4.00%, 1/22/24	650	666
5.00%, 3/23/22	250	273
		3,158
Russia (7.7%)
Sovereign (7.7%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22	13,000	13,550
5.63%, 4/4/42	1,200	1,294
SCF Capital Ltd., 5.38%, 6/16/23 (a)	2,040	2,075
		16,919
	Face Amount (000)	Value (000)
Serbia (0.6%)
Sovereign (0.6%)
Republic of Serbia, 7.25%, 9/28/21	$1,235	$1,380
South Africa (1.2%)
Sovereign (1.2%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (a)(b)	1,678	1,686
Transnet SOC Ltd., 4.00%, 7/26/22 (a)	950	910
		2,596
Sri Lanka (1.2%)
Sovereign (1.2%)
Sri Lanka Government International Bond, 6.25%, 10/4/20	139	143
6.25%, 10/4/20 (a)	510	525
6.85%, 11/3/25 (a)	1,900	1,875
		2,543
Tunisia (0.5%)
Sovereign (0.5%)
Banque Centrale de Tunisie SA, 5.75%, 1/30/25 (a)	1,300	1,213
Turkey (5.1%)
Sovereign (5.1%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	1,960	2,009
Turkey Government International Bond, 3.25%, 3/23/23	740	657
4.88%, 4/16/43	1,600	1,295
5.63%, 3/30/21	5,822	5,984
6.88%, 3/17/36	1,200	1,238
		11,183
Ukraine (3.5%)
Sovereign (3.5%)
Ukraine Government International Bond, 7.75%, 9/1/22 - 9/1/26	8,180	7,755
Venezuela (5.2%)
Sovereign (5.2%)
Petroleos de Venezuela SA, 6.00%, 11/15/26	29,740	11,524
Total Fixed Income Securities (Cost $215,927)		213,021
	No. of Warrants
Warrants (0.0%)
Nigeria (0.0%)
Central Bank of Nigeria Bond, expires 11/15/20 (c)(f)	750	55
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(f)	3,750	12
Total Warrants (Cost $–)		67

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Shares		Value (000)
Short-Term Investments (2.3%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)		1,065,396	$1,065
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $20; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $20)		$20	20
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $101; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $102)		101	101
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $151; fully collateralized by Exchange Traded Funds; valued at $166)		151	151
			272
Total Securities held as Collateral on Loaned Securities (Cost $1,337)			1,337
	Shares
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $3,265)		3,264,825	3,265
	Face Amount (000)
Sovereign (0.2%)
Argentina (0.2%)
Letras del Banco Central de la Republica Argentina, 28.25%, 1/11/17	ARS	3,090	193
29.50%, 1/11/17		3,100	194
Total Sovereign (Cost $433)			387
Total Short-Term Investments (Cost $5,035)			4,989
Total Investments (99.1%) (Cost $220,962) Including $4,238 of Securities Loaned (g)(h)			218,077
Other Assets in Excess of Liabilities (0.9%)			2,039
Net Assets (100.0%)			$220,116

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2016.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2016.

(f)  Security has been deemed illiquid at December 31, 2016.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and a futures contract.

(h)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $222,106,000. The aggregate gross unrealized appreciation is approximately $6,822,000 and the aggregate gross unrealized depreciation is approximately $10,851,000, resulting in net unrealized depreciation of approximately $4,029,000.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Depreciation (000)
Citibank NA	ARS	8,000		$491	1/18/17	$(7)
Citibank NA	ARS	2,380		$146	1/18/17	(2)
Citibank NA	ARS	12,730		$766	2/21/17	(7)
Citibank NA	ARS	24,000		$1,310	6/13/17	(60)
Citibank NA		$1,379	ARS	24,000	6/13/17	(10)
						$(86)

ARS   — Argentine Peso

Futures Contract:

The Portfolio had the following futures contract open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	69	$(8,575)	Mar-17	$6

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	88.4%
Corporate Bonds	9.9
Other**	1.7
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open short futures contract with an underlying face amount of approximately $8,575,000 with unrealized appreciation of approximately $6,000 and does not include open foreign currency forward exchange contracts with total unrealized depreciation of approximately $86,000.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $216,632)	$213,747
Investment in Security of Affiliated Issuer, at Value (Cost $4,330)	4,330
Total Investments in Securities, at Value (Cost $220,962)	218,077
Foreign Currency, at Value (Cost $64)	63
Cash	2
Interest Receivable	3,989
Receivable for Portfolio Shares Sold	205
Receivable for Variation Margin on Futures Contracts	86
Receivable for Investments Sold	25
Receivable from Affiliate	1
Other Assets	15
Total Assets	222,463
Liabilities:
Collateral on Securities Loaned, at Value	1,339
Payable for Advisory Fees	432
Payable for Portfolio Shares Redeemed	159
Deferred Capital Gain Country Tax	130
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	86
Payable for Servicing Fees	67
Payable for Professional Fees	53
Bank Overdraft	34
Payable for Administration Fees	15
Payable for Custodian Fees	7
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	19
Total Liabilities	2,347
NET ASSETS	$220,116
Net Assets Consist of:
Paid-in-Capital	$228,613
Accumulated Undistributed Net Investment Income	12,828
Accumulated Net Realized Loss	(18,284)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $77 of Deferred Capital Gain Country Tax)	(2,962)
Futures Contracts	6
Foreign Currency Forward Exchange Contracts	(86)
Foreign Currency Translations	1
Net Assets	$220,116
CLASS I:
Net Assets	$200,455
Net Asset Value, Offering and Redemption Price Per Share Applicable to 25,724,263 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.79
CLASS II:
Net Assets	$19,661
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,540,696 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.74
(1) Including:
Securities on Loan, at Value:	$4,238

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$15,645
Income from Securities Loaned — Net	71
Dividends from Securities of Unaffiliated Issuers	20
Dividends from Security of Affiliated Issuer (Note H)	10
Total Investment Income	15,746
Expenses:
Advisory Fees (Note B)	1,745
Servicing Fees (Note D)	388
Administration Fees (Note C)	186
Professional Fees	109
Distribution Fees — Class II Shares (Note E)	49
Shareholder Reporting Fees	27
Pricing Fees	16
Custodian Fees (Note G)	13
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	8
Other Expenses	20
Total Expenses	2,573
Waiver of Distribution Fees — Class II Shares (Note E)	(39)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Reimbursement of Custodian Fees (Note G)	(63)
Net Expenses	2,465
Net Investment Income	13,281
Realized Loss:
Investments Sold (Net of $53 of Capital Gain Country Tax)	(6,081)
Foreign Currency Forward Exchange Contracts	(189)
Foreign Currency Transactions	(6)
Futures Contracts	(187)
Net Realized Loss	(6,463)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $31)	16,586
Foreign Currency Forward Exchange Contracts	(86)
Foreign Currency Translations	1
Futures Contracts	(4)
Net Change in Unrealized Appreciation (Depreciation)	16,497
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	10,034
Net Increase in Net Assets Resulting from Operations	$23,315

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,281	$13,132
Net Realized Loss	(6,463)	(2,806)
Net Change in Unrealized Appreciation (Depreciation)	16,497	(12,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,315	(2,233)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(12,172)	(12,372)
Class II:
Net Investment Income	(1,082)	(1,042)
Total Distributions	(13,254)	(13,414)
Capital Share Transactions:(1)
Class I:
Subscribed	21,035	15,324
Distributions Reinvested	12,172	12,372
Redeemed	(51,799)	(47,421)
Class II:
Subscribed	5,238	4,677
Distributions Reinvested	1,082	1,042
Redeemed	(5,737)	(5,695)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,009)	(19,701)
Total Decrease in Net Assets	(7,948)	(35,348)
Net Assets:
Beginning of Period	228,064	263,412
End of Period (Including Accumulated Undistributed Net Investment Income of $12,828 and $13,159)	$220,116	$228,064
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,659	1,912
Shares Issued on Distributions Reinvested	1,564	1,607
Shares Redeemed	(6,644)	(6,060)
Net Decrease in Class I Shares Outstanding	(2,421)	(2,541)
Class II:
Shares Subscribed	674	595
Shares Issued on Distributions Reinvested	139	136
Shares Redeemed	(740)	(733)
Net Increase (Decrease) in Class II Shares Outstanding	73	(2)

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$7.45		$7.95		$8.22		$9.52		$8.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.45		0.41		0.39		0.40		0.37
Net Realized and Unrealized Gain (Loss)	0.34		(0.48)		(0.13)		(1.23)		1.10
Total from Investment Operations	0.79		(0.07)		0.26		(0.83)		1.47
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.43)		(0.47)		(0.36)		(0.26)
Net Realized Gain	—		—		(0.06)		(0.11)		—
Total Distributions	(0.45)		(0.43)		(0.53)		(0.47)		(0.26)
Net Asset Value, End of Period	$7.79		$7.45		$7.95		$8.22		$9.52
Total Return(3)	10.55%		(1.12)%		2.93%		(8.75)%		17.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$200,455		$209,794		$243,906		$272,200		$403,697
Ratio of Expenses to Average Net Assets(6)	1.05	%(4)	1.09	%(4)	1.08	%(4)	1.06	%(4)	1.04	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	5.72	%(4)	5.24	%(4)	4.69	%(4)	4.48	%(4)	4.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	53%		37%		81%		88%		39%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08%		N/A		N/A		N/A		N/A
Net Investment Income to Average Net Assets	5.69%		N/A		N/A		N/A		N/A

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$7.40		$7.90		$8.17		$9.46		$8.26
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44		0.40		0.39		0.39		0.37
Net Realized and Unrealized Gain (Loss)	0.34		(0.48)		(0.13)		(1.22)		1.08
Total from Investment Operations	0.78		(0.08)		0.26		(0.83)		1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.44)		(0.42)		(0.47)		(0.35)		(0.25)
Net Realized Gain	—		—		(0.06)		(0.11)		—
Total Distributions	(0.44)		(0.42)		(0.53)		(0.46)		(0.25)
Net Asset Value, End of Period	$7.74		$7.40		$7.90		$8.17		$9.46
Total Return(3)	10.58%		(1.17)%		2.89%		(8.76)%		17.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,661		$18,270		$19,506		$20,540		$27,815
Ratio of Expenses to Average Net Assets(6)	1.10	%(4)	1.14	%(4)	1.13	%(4)	1.11	%(4)	1.09	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	5.67	%(4)	5.19	%(4)	4.64	%(4)	4.43	%(4)	4.13	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	53%		37%		81%		88%		39%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33%		1.37%		1.43%		1.41%		1.40%
Net Investment Income to Average Net Assets	5.44%		4.96%		4.34%		4.13%		3.82%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$21,365	$—	$21,365
Sovereign	—	191,656	—	191,656
Total Fixed Income Securities	—	213,021	—	213,021
Warrants	—	67	—	67
Short-Term Investments
Investment Company	4,330	—	—	4,330
Repurchase Agreements	—	272	—	272
Sovereign	—	387	—	387
Total Short-Term Investments	4,330	659	—	4,989
Futures Contract	6	—	—	6
Total Assets	4,336	213,747	—	218,083
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(86)	—	(86)
Total	$4,336	$213,661	$—	$217,997

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the

Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$6 (a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(86)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(189)
Interest Rate Risk	Futures Contracts	(187)
Total		$(376)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(86)
Interest Rate Risk	Futures Contracts	(4)
Total		$(90)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$—	$(86)

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$86	$—	$—	$86

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,090,000
Futures Contracts:
Average monthly original value	$12,427,000

7.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,238	(d)	$—	$(4,238	)(e)(f)	$0

(d)  Represents market value of loaned securities at period end.

(e)  The Portfolio received cash collateral of approximately $1,339,000, of which approximately $1,337,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $2,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $2,976,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$221	$—	$—	$—	$221
Sovereign	1,118	—	—	—	1,118
Total	$1,339	$—	$—	$—	$1,339
Total Borrowings	$1,339	$—	$—	$—	$1,339
Gross amount of recognized liabilities for securities lending transactions					$1,339

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2016, this waiver amounted to approximately $39,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $118,290,000 and $134,501,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$25,009	$90,057	$110,736	$10	$4,330

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$13,254	$—	$13,414	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and defaulted bonds, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(358)	$358	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12,951	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,356,000 and $15,779,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.1%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.
25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP

1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
1693449 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Director and Officer Information	26

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,000.80	$1,019.05	$6.09	$6.14	1.21	%***
Emerging Markets Equity Portfolio Class II	1,000.00	1,000.00	1,018.80	6.33	6.40	1.26	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.74%, net of fees, for Class I shares and 6.62%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 11.19%.

Factors Affecting Performance

•  Emerging markets ("EM") equities outperformed developed market equities in 2016, with the Index returning +11.19% versus the MSCI World Index's return of +7.51%.(i) Emerging markets were boosted by a combination of both domestic and external factors, contributing to improved investor sentiment: China's growth in such areas as car and residential sales, and industrial production came in better than expected; India passed important tax reform; Brazil's senate voted to impeach former President Dilma Rousseff, creating optimism that Acting President Michel Temer may be able to accomplish critical reform. Externally, the European Central Bank kept policy rates unchanged, the Bank of Japan committed to expanding its monetary base and the U.S. Federal Reserve maintained its dovish monetary policy.

•  Positive contributors to the Portfolio's performance during the period included our stock selection and underweight allocation to China and our stock selection and overweight allocation to Peru. Stock selection in Pakistan also contributed, as did the Portfolio's zero allocation to Malaysia. Stock selection in India added value, though it was partially offset by an unfavorable overweight allocation. Stock selection in Panama and Turkey also contributed.

•  Key detractors from performance included the Portfolio's stock selection and underweight allocation to Taiwan and Russia, as well as stock selection and a neutral allocation to

Brazil. Stock selection in Korea, Indonesia and South Africa also hampered returns.

•  From a sector perspective, stock selection in and underweight allocations to health care and telecommunications contributed to returns. Stock selection in consumer staples and information technology also added to results but gains were partially offset by the negative impact of an overweight to consumer staples and underweight to information technology. Stock selection in and an underweight allocation to the energy sector detracted from results, as did stock selection in financials.

Management Strategies

•  The outlook for emerging markets overall finally began improving in 2016 after five previously disappointing years. In a world facing lower economic growth from a combination of demographic pressure, lower trade volumes and a huge increase in debt, we own what we call a "post-China world" portfolio, seeking those pockets of growth in countries where we believe domestic consumer demand is strong and credit growth is in healthy early stages — and far from the excess as it has been in China, Brazil and Turkey.

•  In our view, the building blocks are in place for recovery in many EM countries. Markets may still experience some turbulence from the potential for disappointment with China's growth or any depreciation of China's currency and uncertainty about the course of the U.S. presidential election, economic outlook and precise path of the Federal Reserve.

•  From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand and the growth of the aging population, where demand is high for health care and consumer experiences and services, including travel and leisure activities. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize the Portfolio's exposure to countries highly dependent on trade and where credit growth has greatly exceeded the pace of economic growth over the past five years. With global trade declining as protectionism is becoming more politically appealing and geopolitical tension rising in such areas as the South China Sea and the Middle East, we are

(i)  Source: FactSet and Morgan Stanley Investment Management. Emerging markets and developed markets are represented by the MSCI Emerging Markets Index and MSCI World Index, respectively.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

also focused on identifying innovative companies benefiting from domestic infrastructure projects and defense spending.

•  We still consider Central and Eastern Europe an attractive investment opportunity. Growth in the region remains healthy, mostly driven by strong consumption, which has been boosted by rising employment, growing real wages and increasingly more affordable credit. After years of tightening, fiscal policy is set to loosen, but budget deficits should remain below the 3% level. Investment lagged in 2016 due to less absorption of European Union funds, but absorption should accelerate in 2017, driving up public fixed investment spending and further supporting growth.

•  As we have for many years, we remain underweight in China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the portfolio. Debt levels in China continue to rise to unprecedented levels and ongoing overcapacity issues and the continued property downturn will likely lead to further weakness in industrial production and related investment.

•  We also remain positive on the Philippines. In our view, the Philippines continues to deliver some of the most attractive well-rounded growth with the business process outsourcing sector performing well, keeping overall consumption fairly strong. Growth in Pakistan continues to pick up with strong consumer demand and increasing investment, though exports are weak. We remain overweight in Mexico, although we are closely monitoring what policies the upcoming Trump administration will implement. There is positive sentiment surrounding the energy sector and Pemex with the successful bidding of deepwater auctions in the early December round, which will likely boost foreign direct investment and oil production in the medium term. It finally seems like the tide is turning and oil production in Mexico should begin to recover in 2018.

•  In Indonesia, we increased our overweight during the third quarter on the improving growth outlook and reform momentum under the Jokowi administration. Turning the economy from externally focused on commodities revenues inward to domestic demand takes time and requires reform, but Indonesia is slowly heading in that direction. We believe that reform in Brazil is finally moving in the right direction. The deep recession of the past three years is finally fading and gross domestic growth projections for 2017 are expected to turn positive on the face of improving consumer and business confidence.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	6.74%	1.57%	0.85%	5.18%
MSCI Emerging Markets Net Index	11.19	1.28	1.84	5.34
Portfolio – Class II(4)	6.62	1.49	0.80	9.49
MSCI Emerging Markets Net Index	11.19	1.28	1.84	10.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Argentina (0.9%)
Banco Macro SA ADR	16,568	$1,066
Grupo Financiero Galicia SA ADR	40,595	1,093
		2,159
Austria (0.9%)
Erste Group Bank AG (a)	78,300	2,293
Brazil (8.9%)
Banco Bradesco SA (Preference)	440,062	3,921
BRF SA	214,903	3,186
Itau Unibanco Holding SA (Preference)	418,092	4,348
Lojas Renner SA	265,846	1,892
MercadoLibre, Inc. (b)	17,764	2,774
Petroleo Brasileiro SA (a)	329,649	1,716
Petroleo Brasileiro SA (Preference) (a)	445,808	2,037
Raia Drogasil SA	136,011	2,557
		22,431
Chile (0.7%)
SACI Falabella	206,803	1,642
China (17.7%)
Alibaba Group Holding Ltd. ADR (a)	40,646	3,569
Bank of China Ltd. H Shares (c)	9,621,000	4,268
China Construction Bank Corp. H Shares (c)	6,248,230	4,810
China Machinery Engineering Corp. H Shares (c)	646,000	410
China Mengniu Dairy Co., Ltd. (c)	491,000	946
China Mobile Ltd. (c)	500,000	5,300
China Overseas Land & Investment Ltd. (c)	218,000	578
China Pacific Insurance Group Co., Ltd. H Shares (c)	583,000	2,034
China Unicom Hong Kong Ltd. (c)	962,000	1,120
Chongqing Changan Automobile Co., Ltd. B Shares	215,400	308
CRCC High-Tech Equipment Corp., Ltd. H Shares (c)	1,036,500	416
CSPC Pharmaceutical Group Ltd. (c)	970,000	1,036
Huadian Power International Corp., Ltd. H Shares (c)	1,010,000	457
JD.com, Inc. ADR (a)	61,872	1,574
NetEase, Inc. ADR	3,926	845
New Oriental Education & Technology Group, Inc. ADR (a)	18,024	759
PetroChina Co., Ltd. H Shares (c)	1,530,000	1,140
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares (c)	1,042,000	275
Shenzhen International Holdings Ltd. (c)	371,000	541
Shenzhou International Group Holdings Ltd. (b)(c)	232,000	1,468
TAL Education Group ADR (a)	15,191	1,066
Tencent Holdings Ltd. (c)	466,700	11,417
		44,337
Colombia (0.7%)
Cemex Latam Holdings SA (a)	159,311	600
Grupo de Inversiones Suramericana SA	71,591	911
	Shares	Value (000)
Grupo de Inversiones Suramericana SA (Preference)	28,304	$349
		1,860
Czech Republic (0.9%)
Komercni Banka AS	66,493	2,292
Egypt (0.5%)
Commercial International Bank Egypt SAE	288,081	1,161
Germany (0.7%)
Adidas AG	11,558	1,827
Hong Kong (2.6%)
AIA Group Ltd.	507,400	2,863
Samsonite International SA	1,237,200	3,534
		6,397
Hungary (0.5%)
OTP Bank PLC	44,345	1,268
India (8.0%)
Ashok Leyland Ltd.	2,216,849	2,616
Bharat Financial Inclusion Ltd. (a)	106,969	927
Bharat Petroleum Corp., Ltd.	237,602	2,225
HDFC Bank Ltd.	92,504	1,803
IndusInd Bank Ltd.	152,707	2,493
Larsen & Toubro Ltd.	26,088	519
Marico Ltd.	355,706	1,365
Maruti Suzuki India Ltd.	19,629	1,538
Shree Cement Ltd.	12,242	2,657
Shriram Transport Finance Co., Ltd.	109,920	1,382
Zee Entertainment Enterprises Ltd.	365,662	2,441
		19,966
Indonesia (5.4%)
Astra International Tbk PT	2,668,200	1,639
Bank Mandiri Persero Tbk PT	2,802,700	2,408
Bank Negara Indonesia Persero Tbk PT	3,341,600	1,370
Bumi Serpong Damai Tbk PT	9,755,200	1,271
Link Net Tbk PT	2,911,300	1,113
Matahari Department Store Tbk PT	624,400	701
Semen Indonesia Persero Tbk PT	2,458,600	1,674
Telekomunikasi Indonesia Persero Tbk PT	7,818,400	2,310
XL Axiata Tbk PT (a)	6,272,325	1,075
		13,561
Korea, Republic of (11.2%)
Amorepacific Corp.	5,054	1,345
CJ Corp.	9,019	1,396
Cosmax, Inc.	6,608	654
Coway Co., Ltd.	18,106	1,324
Hanwha Techwin Co., Ltd.	20,787	748
Hugel, Inc. (a)	4,083	1,085
Hyundai Development Co-Engineering & Construction	46,818	1,742
Hyundai Motor Co.	7,086	857
Hyundai Wia Corp.	5,410	327
Innocean Worldwide, Inc.	12,710	601

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Korea Aerospace Industries Ltd.	23,917	$1,327
Mando Corp.	5,724	1,111
NAVER Corp.	3,414	2,191
Nexon Co., Ltd.	90,800	1,316
Samsung Electronics Co., Ltd.	5,771	8,610
Samsung Electronics Co., Ltd. (Preference)	2,065	2,450
SK Holdings Co., Ltd.	5,787	1,100
		28,184
Mexico (5.8%)
Alfa SAB de CV	774,800	959
Alsea SAB de CV	384,630	1,099
Cemex SAB de CV ADR (a)(b)	403,353	3,239
Fomento Economico Mexicano SAB de CV ADR	41,995	3,200
Grupo Financiero Banorte SAB de CV Series O	763,112	3,759
Grupo Financiero Santander Mexico SAB de CV ADR	138,558	996
Mexichem SAB de CV	591,306	1,342
		14,594
Pakistan (1.7%)
Lucky Cement Ltd.	247,200	2,046
United Bank Ltd.	966,700	2,209
		4,255
Panama (0.6%)
Copa Holdings SA, Class A	17,428	1,583
Peru (2.3%)
Cia de Minas Buenaventura SA ADR	122,874	1,386
Credicorp Ltd.	27,020	4,265
		5,651
Philippines (3.7%)
Ayala Corp.	81,630	1,199
BDO Unibank, Inc.	439,320	991
DMCI Holdings, Inc.	4,110,950	1,096
International Container Terminal Services, Inc.	614,910	890
Metro Pacific Investments Corp.	9,941,100	1,332
Metropolitan Bank & Trust Co.	1,210,745	1,768
SM Investments Corp.	149,574	1,971
		9,247
Poland (3.9%)
Bank Pekao SA	37,850	1,138
Bank Zachodni WBK SA	17,904	1,352
CCC SA	36,363	1,769
Eurocash SA	96,868	911
Jeronimo Martins SGPS SA	115,487	1,792
LPP SA	755	1,023
Powszechna Kasa Oszczednosci Bank Polski SA (a)	280,656	1,887
		9,872
Russia (3.3%)
Gazprom PJSC ADR	599,255	3,026
Mail.ru Group Ltd. GDR (a)	66,401	1,219
MMC Norilsk Nickel PJSC ADR	73,533	1,235
	Shares	Value (000)
X5 Retail Group N.V. GDR (a)	41,493	$1,346
Yandex N.V., Class A (a)	65,266	1,314
		8,140
South Africa (5.5%)
AVI Ltd.	161,037	1,071
Clicks Group Ltd.	130,928	1,101
Mondi PLC	109,559	2,224
Naspers Ltd., Class N	31,752	4,657
Steinhoff International Holdings N.V. H Shares (b)	509,804	2,646
Vodacom Group Ltd.	194,061	2,153
		13,852
Taiwan (8.7%)
Advanced Semiconductor Engineering, Inc.	1,424,000	1,460
Catcher Technology Co., Ltd.	205,000	1,425
Delta Electronics, Inc.	269,326	1,333
E.Sun Financial Holding Co., Ltd.	1,668,000	950
Eclat Textile Co., Ltd.	66,649	698
Fubon Financial Holding Co., Ltd.	301,000	476
Hon Hai Precision Industry Co., Ltd.	723,965	1,891
Largan Precision Co., Ltd.	13,000	1,529
PChome Online, Inc.	61,485	540
Pegatron Corp.	479,000	1,144
President Chain Store Corp.	86,000	616
Taiwan Mobile Co., Ltd.	263,000	849
Taiwan Semiconductor Manufacturing Co., Ltd.	1,260,000	7,096
Uni-President Enterprises Corp.	972,965	1,612
Yeong Guan Energy Technology Group Co., Ltd.	66,000	211
		21,830
Thailand (2.9%)
Bangkok Dusit Medical Services PCL (Foreign)	2,263,800	1,460
Central Pattana PCL (Foreign)	498,500	790
DKSH Holding AG	25,565	1,756
Kasikornbank PCL (Foreign)	269,500	1,336
Kasikornbank PCL NVDR	10,900	54
Minor International PCL (Foreign)	726,830	726
Sino-Thai Engineering & Construction PCL (Foreign)	1,604,600	1,243
		7,365
Turkey (0.3%)
Arcelik AS	97,185	584
Ulker Biskuvi Sanayi AS	34,431	158
		742
United States (0.4%)
Nien Made Enterprise Co., Ltd.	108,000	1,114
Total Common Stocks (Cost $210,794)		247,623

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $5,131)	5,131,011	$5,131
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $3,014)	3,014,409	3,014
Total Short-Term Investments (Cost $8,145)		8,145
Total Investments (102.0%) (Cost $218,939) Including $9,463 of Securities Loaned (d)(e)		255,768
Liabilities in Excess of Other Assets (-2.0%)		(4,953)
Net Assets (100.0%)		$250,815

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2016.

(c)  Security trades on the Hong Kong exchange.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $220,161,000. The aggregate gross unrealized appreciation is approximately $49,566,000 and the aggregate gross unrealized depreciation is approximately $13,959,000, resulting in net unrealized appreciation of approximately $35,607,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

PJSC  Public Joint Stock Company.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2016:

Counterparty	Contract to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	EUR	5,047	$5,388	1/19/17	$71

EUR   — Euro

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	63.0%
Banks	22.1
Internet Software & Services	9.5
Tech Hardware, Storage & Peripherals	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $71,000.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $210,794)	$247,623
Investment in Security of Affiliated Issuer, at Value (Cost $8,145)	8,145
Total Investments in Securities, at Value (Cost $218,939)	255,768
Foreign Currency, at Value (Cost $365)	367
Receivable for Investments Sold	1,041
Dividends Receivable	308
Receivable for Portfolio Shares Sold	140
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	71
Tax Reclaim Receivable	73
Receivable from Affiliate	1
Other Assets	32
Total Assets	257,801
Liabilities:
Collateral on Securities Loaned, at Value	5,131
Payable for Investments Purchased	726
Payable for Advisory Fees	554
Deferred Capital Gain Country Tax	159
Payable for Custodian Fees	138
Payable for Servicing Fees	133
Payable for Professional Fees	53
Payable for Portfolio Shares Redeemed	18
Payable for Administration Fees	17
Payable for Directors' Fees and Expenses	5
Payable for Transfer Agency Fees	4
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	47
Total Liabilities	6,986
NET ASSETS	$250,815
Net Assets Consist of:
Paid-in-Capital	$260,374
Accumulated Undistributed Net Investment Income	2,133
Accumulated Net Realized Loss	(48,428)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $156 of Deferred Capital Gain Country Tax)	36,673
Foreign Currency Forward Exchange Contracts	71
Foreign Currency Translations	(8)
Net Assets	$250,815
CLASS I:
Net Assets	$174,423
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,255,407 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.16
CLASS II:
Net Assets	$76,392
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,824,990 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.11
(1) Including:
Securities on Loan, at Value:	$9,463

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $737 of Foreign Taxes Withheld)	$5,348
Income from Securities Loaned — Net	41
Dividends from Security of Affiliated Issuer (Note H)	11
Total Investment Income	5,400
Expenses:
Advisory Fees (Note B)	2,477
Servicing Fees (Note D)	423
Custodian Fees (Note G)	371
Administration Fees (Note C)	214
Distribution Fees — Class II Shares (Note E)	193
Professional Fees	128
Shareholder Reporting Fees	53
Transfer Agency Fees (Note F)	16
Pricing Fees	13
Directors' Fees and Expenses	9
Other Expenses	31
Total Expenses	3,928
Waiver of Distribution Fees — Class II Shares (Note E)	(154)
Waiver of Advisory Fees (Note B)	(85)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Reimbursement of Custodian Fees (Note G)	(222)
Net Expenses	3,463
Net Investment Income	1,937
Realized Gain (Loss):
Investments Sold (Net of $3 of Capital Gain Country Tax)	(5,950)
Foreign Currency Forward Exchange Contracts	168
Foreign Currency Transactions	84
Net Realized Loss	(5,698)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $156)	21,740
Foreign Currency Forward Exchange Contracts	30
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	21,770
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	16,072
Net Increase in Net Assets Resulting from Operations	$18,009

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,937	$1,758
Net Realized Loss	(5,698)	(16,357)
Net Change in Unrealized Appreciation (Depreciation)	21,770	(17,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,009	(32,205)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(925)	(1,943)
Class II:
Net Investment Income	(342)	(640)
Total Distributions	(1,267)	(2,583)
Capital Share Transactions:(1)
Class I:
Subscribed	20,146	20,395
Distributions Reinvested	925	1,943
Redeemed	(62,883)	(61,193)
Class II:
Subscribed	18,007	14,995
Distributions Reinvested	342	640
Redeemed	(19,821)	(20,690)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(43,284)	(43,910)
Total Decrease in Net Assets	(26,542)	(78,698)
Net Assets:
Beginning of Period	277,357	356,055
End of Period (Including Accumulated Undistributed Net Investment Income of $2,133 and $33)	$250,815	$277,357
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,547	1,462
Shares Issued on Distributions Reinvested	70	133
Shares Redeemed	(4,833)	(4,308)
Net Decrease in Class I Shares Outstanding	(3,216)	(2,713)
Class II:
Shares Subscribed	1,370	1,082
Shares Issued on Distributions Reinvested	26	44
Shares Redeemed	(1,511)	(1,500)
Net Decrease in Class II Shares Outstanding	(115)	(374)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.39		$13.98		$14.69		$15.03		$2.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.08		0.08		0.08		0.08
Net Realized and Unrealized Gain (Loss)	0.73		(1.56)		(0.73)		(0.24)		2.42
Total from Investment Operations	0.83		(1.48)		(0.65)		(0.16)		2.50
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.11)		(0.06)		(0.18)		—
Net Asset Value, End of Period	$13.16		$12.39		$13.98		$14.69		$15.03
Total Return(3)	6.74%		(10.69)%		(4.49)%		(1.02)%		19.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$174,423		$204,032		$268,121		$271,285		$302,315
Ratio of Expenses to Average Net Assets(9)	1.28	%(4)(7)	1.40	%(4)(6)	1.42	%(4)(5)	1.41	%(4)(5)	1.44	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.44	%(4)
Ratio of Net Investment Income to Average Net Assets(9)	0.74	%(4)	0.55	%(4)	0.53	%(4)	0.57	%(4)	0.56	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	34%		38%		45%		48%		46%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%		1.64%		1.70%		1.71%		1.65%
Net Investment Income to Average Net Assets	0.63%		0.31%		0.25%		0.27%		0.35%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.42% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.35% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.35		$13.93		$14.64		$14.98		$12.50
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.07		0.07		0.08		0.07
Net Realized and Unrealized Gain (Loss)	0.73		(1.55)		(0.73)		(0.25)		2.41
Total from Investment Operations	0.82		(1.48)		(0.66)		(0.17)		2.48
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.10)		(0.05)		(0.17)		—
Net Asset Value, End of Period	$13.11		$12.35		$13.93		$14.64		$14.98
Total Return(3)	6.62%		(10.71)%		(4.55)%		(1.10)%		19.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$76,392		$73,325		$87,934		$101,815		$124,551
Ratio of Expenses to Average Net Assets(9)	1.33	%(4)(7)	1.45	%(4)(6)	1.47	%(4)(5)	1.46	%(4)(5)	1.49	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.49	%(4)
Ratio of Net Investment Income to Average Net Assets(9)	0.69	%(4)	0.50	%(4)	0.48	%(4)	0.52	%(4)	0.51	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	34%		38%		45%		48%		46%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%		1.92%		2.05%		2.06%		2.00%
Net Investment Income (Loss) to Average Net Assets	0.38%		0.03%		(0.10)%		(0.08)%		(0.00	)%(8)

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class II shares. Prior to September 30, 2015, the maximum ratio was 1.47% for Class II shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class II shares. Prior to September 30, 2016, the maximum ratio was 1.40% for Class II shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Effective June 30, 2016, Morgan Stanley Investment Management Limited ("MSIM Limited") is no longer a Sub-Adviser to the Portfolio.

The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or MSIM Limited and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,075	$—	$—	$2,075
Airlines	1,583	—	—	1,583
Auto Components	1,438	—	—	1,438
Automobiles	4,342	—	—	4,342
Banks	52,160	3,139	—	55,299
Beverages	3,200	—	—	3,200
Biotechnology	1,085	—	—	1,085
Chemicals	1,342	—	—	1,342
Construction & Engineering	2,671	1,243	—	3,914
Construction Materials	10,216	—	—	10,216
Consumer Finance	2,309	—	—	2,309
Diversified Consumer Services	1,825	—	—	1,825
Diversified Financial Services	4,267	—	—	4,267
Diversified Telecommunication Services	4,543	—	—	4,543
Electronic Equipment, Instruments & Components	4,753	—	—	4,753
Food & Staples Retailing	8,323	—	—	8,323
Food Products	6,973	—	—	6,973
Health Care Providers & Services	—	1,460	—	1,460
Hotels, Restaurants & Leisure	1,374	726	—	2,100
Household Durables	5,668	—	—	5,668
Independent Power and Renewable Electricity Producers	457	—	—	457
Industrial Conglomerates	6,522	—	—	6,522
Insurance	4,897	—	—	4,897
Internet & Direct Marketing Retail	1,574	—	—	1,574
Internet Software & Services	23,869	—	—	23,869
Machinery	3,032	—	—	3,032
Media	7,699	—	—	7,699
Metals & Mining	2,832	—	—	2,832
Multi-line Retail	4,235	—	—	4,235
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$10,144	$—	$—	$10,144
Paper & Forest Products	2,224	—	—	2,224
Personal Products	3,364	—	—	3,364
Pharmaceuticals	1,036	—	—	1,036
Professional Services	1,756	—	—	1,756
Real Estate Management & Development	1,849	790	—	2,639
Semiconductors & Semiconductor Equipment	8,556	—	—	8,556
Software	1,316	—	—	1,316
Tech Hardware, Storage & Peripherals	13,629	—	—	13,629
Textiles, Apparel & Luxury Goods	10,319	—	—	10,319
Transportation Infrastructure	1,431	—	—	1,431
Wireless Telecommunication Services	9,377	—	—	9,377
Total Common Stocks	240,265	7,358	—	247,623
Short-Term Investments
Investment Company	8,145	—	—	8,145
Foreign Currency Forward Exchange Contract	—	71	—	71
Total Assets	$248,410	$7,429	$—	$255,839

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $155,925,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$1,090
Purchases	—
Sales	(696)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(32)
Realized gains (losses)	(362)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$71

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$168
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$30

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$71	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$71	$—	$—	$71

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,211,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$9,463	(b)	$—	$(9,463	)(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $5,131,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $4,695,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$5,131	$—	$—	$—	$5,131
Total Borrowings	$5,131	$—	$—	$—	$5,131
Gross amount of recognized liabilities for securities lending transactions					$5,131

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.95%	0.85%	0.80%	0.75%

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Effective September 30, 2016, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.89% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares and 1.40% for Class II shares. Effective September 30, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $85,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2016, this waiver amounted to approximately $154,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $90,497,000 and $130,012,000, respectively. There were no purchases and sales of long-term

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$9,417	$65,335	$66,607	$11	$8,145

During the year ended December 31, 2016, the Portfolio incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,267	$—	$2,583	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,430	$(1,430)	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,230	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term and long-term capital losses of approximately $11,706,000 and $12,115,000 respectively, that do not have an expiration date.

In addition, at December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$23,383	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.0%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 2.02% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $3,726,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $707,000 and has derived net income from sources within foreign countries amounting to approximately $6,034,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
1693438 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Federal Tax Notice	18
Director and Officer Information	19

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$987.50	$1,019.15	$5.95	$6.04	1.19	%***

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2016, the Portfolio's Class II shares had a total return based of 5.42%, net of fees. The Portfolio's Class II shares underperformed the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 7.51%.

Factors Affecting Performance

•  For the year overall, the commodity-driven markets fared best within the Index, with Canada up 25% in U.S. dollars ("USD"), Norway gaining 13% and Australia 11%.(i) The U.S. was also comfortably ahead of the Index (up 11%). Core Europe was only up mildly, with France and the Netherlands each up +5% in USD and 8% in euros. Japan was up 2% in USD but down 1% in yen, while the U.K. was flat in dollars, but up a mighty 19% in wilting sterling. Peripheral Europe lagged the Index, with Spain off 1%, Ireland down 7% and Italy down 10% in USD, despite a late year rally. It was a decent year for emerging markets, up 11% in USD and 10% in local currency, as represented by the MSCI Emerging Markets Index. The stars were Brazil (up 66%) and Russia (up 55%).

•  On a sector basis, overall 2016 saw the commodity complex doing best, with energy (up 27%) and materials (up 22%) leading, and the cyclical industrials (up 13%), financials (up 12%) and information technology (up 11%) also beating the Index.(i) Consumer discretionary lagged a little, up only 3%, but the other strugglers were the defensives. Utilities and telecommunications (both up 6%) were close to the overall Index performance, but consumer staples was only up 2% and health care fell 7%. The real story was that it was a year of two halves, with, what we consider high quality ruling the first half and lower quality dominating the second half. Consumer staples was 7% ahead of the market in the first half of 2016, but 13% behind in the second half, while financials was 9% behind in the first half, but 15% ahead in the second half.

•  For the Portfolio, sector allocation was significantly negative, thanks to the major overweight in consumer staples, the absence from the energy sector and the near absence from financials only partly mitigated by the lack of health care. Stock selection was a distinct positive, thanks to outperformance in consumer discretionary and information technology, but it was not enough to match the sector effect.

•  Top absolute contributors for the year were Reynolds American, Time Warner and Microsoft. Top absolute detractors for the period were Reckitt Benckiser, Nike and Unilever.(ii)

Management Strategies

•  The defining feature of the second half of 2016 has been the massive rally in value stocks (and a balancing de-rating of defensives) given an extra boost in the fourth quarter by the election of President Trump. Executing an effortless hand-brake turn, it appears that the market has effectively reassessed the global outlook from one of sluggish growth and disinflation to one of reflation and rising growth. We believe the market is clearly hoping that fiscal policy will now drive reflation (i.e., growth and inflation) after the failure of monetary policy to do so. After years of deadlock, America now seems to be getting an executive that can get laws through Congress (for better or worse) as Trump and the Republican establishment decide that on balance they despise each other less than they hate the Democrats. This means that the U.S. may use fiscal policy where it previously over-used monetary policy in the face of political gridlock. Whether it works or not, or has the desired outcome, is of course another question.

•  We believe low expectations may well help Trump and should not obscure his biggest potential long-term opportunity — to sort out the U.S. taxation system, which has incentivized U.S. companies to invest outside America.

•  Cutting personal and corporate tax rates should provide a stimulus to the economy, and in the case of some domestically focused U.S. companies, could significantly boost post-tax earnings. However, there are a series of provisos. Many U.S. corporates already have a tax rate well below the headline 35% rate,(iii) either because of foreign income or assorted loopholes, while the proposed border adjustment tax brings risks of trade wars. The hopes of a resultant capital expenditure surge may be overstated in the short term, particularly in the case of the piles of overseas cash held by tech companies, as they are not exactly cash-constrained at present. However, longer term, a border adjustment tax, if actually implemented, could be a game changer if the rest of the world, and particularly China, puts up with the U.S. joining the global tax arbitrage game rather than risking hard tariffs.

(i)  Country, region and sector performance data from FactSet

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(iii)  Source: U.S. Government Accountability Office Report to the Ranking Member, Committee on the Budget, U.S. Senate, "Corporate Income Tax: Most Large Profitable U.S. Corporations Paid Tax but Effective Tax Rates Differed Significantly from the Statutory Rate," GAO-16-363, March 2016.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Looking at the macro side, the personal tax cuts look to be heavily skewed to higher earners (as opposed to those on lower incomes who reportedly helped put Trump in the White House), which may limit the macro impact given the wealthy's higher propensity to save rather than spend. The state of the economic cycle may be more of a problem. U.S. unemployment is already under 5%,(iv) and rising wages, while positive for demand, could well put significant pressure on corporate margins, potentially wiping out the taxation gains in many cases where companies lack pricing power. It could well also push the Federal Reserve to tighten faster than expected.

•  The market assumption that there will be reflation via fiscal policy outside the U.S. looks particularly dangerous. In Europe, the Germans are critical of the European Union agreeing to use fiscal policy (or at least, relax current fiscal constraints on individual countries) to reflate and we see next to no chance of a significant move in 2017. Mrs. Merkel wants to be re-elected in September 2017 and may therefore be extremely reluctant to give further ammunition to the euro-skeptic German AfD (Alternative for Germany) party, which has seen substantial state election gains in 2016 following Merkel's unpopular refugee policy. In Japan, there has been a history of reflation via fiscal policy, but the government has yet to cross the Rubicon of the Bank of Japan backing effectively unlimited government fiscal expenditure rather than merely tethering bond yields to circa 0%. Of all developed countries, Japan is probably closest to crossing this Rubicon due to its dire government debt situation, but will probably be cautious about doing so as it would almost certainly blow up the yen.

•  Overall, we do not yet see a significant inflationary threat. The rise in commodity prices is likely to feed through over the next year, and there are the classic late-cycle pressures in the U.S. through increasing labor costs. However, there are still substantial deflationary forces in the system, given the enormous overhang of debt in the world and the impacts of technology. There has already been a transfer of $3 trillion of value from the bond market to the equity market,(v) and Trump has not always been a friend of debt holders during his business career, but a severe bond rout looks unlikely.

•  We do worry that the market is too sanguine on political risk. The biggest single worry is Trump doing something crazy (via executive order or tweet) on foreign policy or trade. The next biggest worry is European politics. In 2017, Europe is facing elections in the Netherlands, France and Germany and a potential early election in Italy. Each of these has potential existential risk for the eurozone if they follow the political playbook of Brexit or Trump. While it is likely that the status quo will just about scrape by in each country, it is far from clear that it will manage a clean sweep. If any one of these elections creates existential threats for Europe, we expect stock market fireworks in 2017. At a more fundamental level, it is far from clear that the sustained global howl of rage at the financial and political elites should be positive for asset prices.

•  Any update from us these days would not be complete without a moan about valuations. The MSCI World Index is trading at over 16x estimated 2017 earnings, which are themselves assumed to be up a healthy 13% on the 2016 earnings, with the U.S. more than a turn higher than that.(vi) This does not seem to offer a sufficient margin of safety given the myriad risks we have mentioned above, even before considering how the "adjusted" earnings are inflated versus the official GAAP/IFRS (Generally Accepted Accounting Principles/International Financial Reporting Standards) numbers these days. The Schiller Price-Earnings (P/E), which attempts to control for the business cycle by using a 10-year average for earnings, is now at 28x for the U.S., only beaten during the Tech-Media-Telecom boom and the late-1920s bubble.(vi)

•  While the overall level of valuations is demanding, the sector rotation over the last six months has left consumer staples looking attractive in relative terms. The consumer staples premium to the MSCI World Index has halved over the period from 31% to 15%, and is lower still than that in free cash flow terms.(vi) While it is very possible that the Trump rally and rotation has further to run, these staples do look reasonably priced in absolute terms and attractive in relative returns given their historically defensive stability and high returns on capital.

(iv)  Source: Bureau of Labor Statistics, December 2016

(v)  Source: Deutsche Bank Research, December 20, 2016

(vi)  Source: FactSet, December 31, 2016

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	5.42%	10.11%	7.36%	10.38%
MSCI World Index	7.51	10.41	3.83	7.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
France (10.6%)
L'Oreal SA	15,118	$2,760
Pernod Ricard SA	11,608	1,258
		4,018
Germany (3.5%)
SAP SE	15,214	1,326
Italy (1.3%)
Davide Campari-Milano SpA	50,288	492
Netherlands (0.9%)
RELX N.V.	19,526	329
Switzerland (3.7%)
Nestle SA (Registered)	19,617	1,407
United Kingdom (25.6%)
British American Tobacco PLC	41,192	2,346
Experian PLC	40,552	786
Reckitt Benckiser Group PLC	40,088	3,402
RELX PLC	28,261	505
Unilever PLC	64,834	2,631
		9,670
United States (52.6%)
Accenture PLC, Class A	14,692	1,721
Altria Group, Inc.	27,155	1,836
Automatic Data Processing, Inc.	13,186	1,355
Coca-Cola Co.	17,828	739
International Flavors & Fragrances, Inc.	5,865	691
Intuit, Inc.	4,567	524
Microsoft Corp.	48,532	3,016
Moody's Corp.	3,671	346
NIKE, Inc., Class B	24,659	1,253
Philip Morris International, Inc.	14,804	1,354
Reynolds American, Inc.	26,669	1,495
Time Warner, Inc.	8,657	836
Twenty-First Century Fox, Inc., Class A	31,399	881
Twenty-First Century Fox, Inc., Class B	31,533	859
Visa, Inc., Class A	19,333	1,508
Walt Disney Co. (The)	14,440	1,505
		19,919
Total Common Stocks (Cost $25,307)		37,161
	Shares	Value (000)
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $431)	431,500	$431
Total Investments (99.3%) (Cost $25,738) (a)		37,592
Other Assets in Excess of Liabilities (0.7%)		249
Net Assets (100.0%)		$37,841

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $25,864,000. The aggregate gross unrealized appreciation is approximately $12,095,000 and the aggregate gross unrealized depreciation is approximately $367,000, resulting in net unrealized appreciation of approximately $11,728,000.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	18.7%
Other*	15.3
Personal Products	14.3
Software	12.9
Information Technology Services	12.2
Media	10.9
Household Products	9.1
Beverages	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $25,307)	$37,161
Investment in Security of Affiliated Issuer, at Value (Cost $431)	431
Total Investments in Securities, at Value (Cost $25,738)	37,592
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	248
Dividends Receivable	78
Tax Reclaim Receivable	54
Receivable for Portfolio Shares Sold	43
Receivable from Affiliate	—	@
Other Assets	6
Total Assets	38,021
Liabilities:
Payable for Advisory Fees	82
Payable for Professional Fees	43
Payable for Servicing Fees	27
Payable for Distribution Fees — Class II Shares	8
Payable for Custodian Fees	6
Payable for Administration Fees	3
Payable for Portfolio Shares Redeemed	2
Payable for Transfer Agency Fees	1
Other Liabilities	8
Total Liabilities	180
Net Assets	$37,841
Net Assets Consist of:
Paid-in-Capital	$20,736
Accumulated Undistributed Net Investment Income	512
Accumulated Undistributed Net Realized Gain	4,742
Unrealized Appreciation (Depreciation) on:
Investments	11,854
Foreign Currency Translations	(3)
Net Assets	$37,841
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,992,638 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $34 of Foreign Taxes Withheld)	$1,022
Dividends from Security of Affiliated Issuer (Note H)	1
Total Investment Income	1,023
Expenses:
Advisory Fees (Note B)	342
Distribution Fees — Class II Shares (Note E)	107
Professional Fees	92
Servicing Fees (Note D)	58
Administration Fees (Note C)	34
Custodian Fees (Note G)	15
Shareholder Reporting Fees	10
Pricing Fees	5
Directors' Fees and Expenses	3
Transfer Agency Fees (Note F)	3
Other Expenses	14
Total Expenses	683
Waiver of Advisory Fees (Note B)	(129)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Reimbursement of Custodian Fees (Note G)	(41)
Net Expenses	512
Net Investment Income	511
Realized Gain (Loss):
Investments Sold	4,831
Foreign Currency Transactions	(9)
Net Realized Gain	4,822
Change in Unrealized Appreciation (Depreciation):
Investments	(3,057)
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	(3,054)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,768
Net Increase in Net Assets Resulting from Operations	$2,279
The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$511	$621
Net Realized Gain	4,822	5,774
Net Change in Unrealized Appreciation (Depreciation)	(3,054)	(3,293)
Net Increase in Net Assets Resulting from Operations	2,279	3,102
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(612)	(1,019)
Net Realized Gain	(5,783)	(7,707)
Total Distributions	(6,395)	(8,726)
Capital Share Transactions:(1)
Class II:
Subscribed	1,195	871
Distributions Reinvested	6,395	8,726
Redeemed	(11,306)	(11,647)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,716)	(2,050)
Total Decrease in Net Assets	(7,832)	(7,674)
Net Assets:
Beginning of Period	45,673	53,347
End of Period (Including Accumulated Undistributed Net Investment Income of $512 and $608)	$37,841	$45,673
(1) Capital Share Transactions:
Class II:
Shares Subscribed	89	60
Shares Issued on Distributions Reinvested	500	634
Shares Redeemed	(854)	(762)
Net Decrease in Class II Shares Outstanding	(265)	(68)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.02		$16.04		$18.31		$17.26		$15.78
Income from Investment Operations:
Net Investment Income(2)	0.16		0.19		0.30		0.25		0.38
Net Realized and Unrealized Gain	0.63		0.76		0.57		2.93		2.04
Total from Investment Operations	0.79		0.95		0.87		3.18		2.42
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.35)		(0.39)		(0.50)		(0.38)
Net Realized Gain	(1.96)		(2.62)		(2.75)		(1.63)		(0.56)
Total Distributions	(2.17)		(2.97)		(3.14)		(2.13)		(0.94)
Net Asset Value, End of Period	$12.64		$14.02		$16.04		$18.31		$17.26
Total Return(3)	5.42%		6.20%		4.51%		19.66%		15.59%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,841		$45,673		$53,347		$67,209		$74,190
Ratio of Expenses to Average Net Assets(6)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	1.19	%(4)	1.25	%(4)	1.73	%(4)	1.66	%(4)	2.27	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	24%		26%		20%		17%		21%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60%		1.65%		1.66%		1.63%		1.57%
Net Investment Income to Average Net Assets	0.79%		0.80%		1.27%		1.23%		1.90%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$2,489	$—	$—	$2,489
Capital Markets	346	—	—	346
Chemicals	691	—	—	691
Food Products	1,407	—	—	1,407
Household Products	3,402	—	—	3,402
Information Technology Services	4,584	—	—	4,584
Media	4,081	—	—	4,081
Personal Products	5,391	—	—	5,391
Professional Services	1,620	—	—	1,620
Software	4,866	—	—	4,866
Textiles, Apparel & Luxury Goods	1,253	—	—	1,253
Tobacco	7,031	—	—	7,031
Total Common Stocks	37,161	—	—	37,161
Short-Term Investment
Investment Company	431	—	—	431
Total Assets	$37,592	$—	$—	$37,592

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $17,241,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $129,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,125,000 and $19,763,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$567	$8,733	$8,869	$1	$431

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$612	$5,783	$1,088	$7,638

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$5	$(5)	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$517	$4,866

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87.2%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 70.65% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $5,783,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
1694549 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Infrastructure Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$980.50	$1,020.81	$4.28	$4.37	0.86	%***
Global Infrastructure Portfolio Class II	1,000.00	979.10	1,019.56	5.52	5.63	1.11	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Portfolio seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.27%, net of fees, for Class I shares and 14.97%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 12.52%, and outperformed the S&P Global BMI Index, a proxy for global equities, which returned 8.84%.

Factors Affecting Performance

•  Infrastructure shares appreciated 12.52% during the period, as measured by the Index. Among the major infrastructure sectors, gas midstream, pipeline companies, and electricity transmission & distribution outperformed the Index, while European regulated utilities, toll roads, communications, and gas distribution utilities underperformed the Index. Among sectors with more modest benchmark weightings, water outperformed, while the ports, airports, and diversified sectors underperformed.

•  Following a difficult year for the asset class in 2015, infrastructure securities rebounded nicely in 2016 with strong absolute performance. This was primarily driven by a reversal in energy infrastructure (i.e., gas midstream and pipeline companies), which posted gains of 42.7% on the year as commodity prices recovered and companies' share prices generally began to better reflect underlying fundamentals.(i) We would observe that favorable performance was not limited to energy infrastructure, as performance was positive in most sectors, with only European regulated utilities, toll roads, and ports delivering negative absolute performance on the year.

•  Though a strong year for the asset class overall, infrastructure did end the year with a decline of 5.25% in the fourth quarter. Despite a potentially more accommodative macro backdrop near term following the lapsing of several volatility-inducing events (most notably the U.S. presidential election and Italian constitutional referendum, as well as the Organization of the Petroleum Exporting Countries, or OPEC, November 30 meeting in Vienna), some have questioned whether the thesis for investing in infrastructure remains intact. We continue to believe that there are attractive companies in which to invest in the current climate and would again note that, despite the pullback in the fourth quarter, infrastructure shares ended the year up 12.52% (with the Portfolio up more meaningfully), representing a satisfactory year of performance, in our view.

•  For the reporting period, the Portfolio realized significant outperformance, almost entirely from bottom-up stock selection. The impact of top-down positioning was largely neutral. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the pipeline companies, toll roads, gas distribution utilities, communications, and airports sectors, which was only modestly offset by the relative losses from stock selection in the water, gas midstream, and European regulated utilities sectors. From a top-down perspective, the Portfolio benefited from an overweight to pipeline companies and underweights to the network utilities (primarily European regulated utilities and gas distribution utilities). This was offset by the relative disadvantage of an underweight to gas midstream and overweights to toll roads and power purchase agreement ("PPA")-contracted renewables.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects.

(i)  Source: Dow Jones Brookfield Global Infrastructure Index. Data as of December 31, 2016.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the pipeline companies, toll roads, and diversified sectors, and an underweighting to companies in the gas midstream, electricity transmission & distribution, European regulated utilities, gas distribution utilities, communications, airports, ports, and water sectors. With regard to out-of-benchmark positions, we continue to have positions in both PPA-contracted renewables and railroads, with PPA-contracted renewables representing the largest industry "overweight" currently in the Portfolio (although technically not a "sector" as this represents an out-of-benchmark set of companies).

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the Standard & Poor's Global BMI Index(2)

	Period Ended December 31, 2016
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(4)	15.27%	9.97%	6.70%	8.14%
Dow Jones Brookfield Global Infrastructure IndexSM	12.52	8.54	6.71	9.20
S&P Global BMI Index	8.84	10.20	4.37	7.64
Portfolio – Class II(4)	14.97	9.70	6.43	4.57
Dow Jones Brookfield Global Infrastructure IndexSM	12.52	8.54	6.71	7.18
S&P Global BMI Index	8.84	10.20	4.37	4.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,500 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Universal Institutional Funds, Inc., on behalf of the Portfolio, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Portfolio. The Portfolio adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (95.9%)
Australia (4.3%)
APA Group	66,664	$412
Macquarie Atlas Roads Group	268,271	978
Spark Infrastructure Group	82,362	142
Sydney Airport	147,827	639
Transurban Group	220,246	1,640
		3,811
Canada (9.8%)
Enbridge, Inc. (a)	81,996	3,450
Inter Pipeline Ltd.	53,302	1,177
Pembina Pipeline Corp. (a)	34,754	1,086
TransCanada Corp. (a)	67,490	3,043
		8,756
China (5.9%)
Guangdong Investment Ltd. (b)	1,564,000	2,065
Hopewell Highway Infrastructure Ltd. (b)	6,064,500	3,183
		5,248
France (4.4%)
Aeroports de Paris (ADP)	5,000	536
Eutelsat Communications SA	7,384	143
Groupe Eurotunnel SE	92,240	877
SES SA	40,629	895
Vinci SA	22,170	1,510
		3,961
India (0.8%)
Azure Power Global Ltd. (c)	42,311	719
Italy (2.5%)
Atlantia SpA	44,776	1,049
Infrastrutture Wireless Italiane SpA (d)	207,090	960
Italgas SpA (c)	54,467	214
		2,223
Japan (2.3%)
East Japan Railway Co.	5,100	441
Japan Airport Terminal Co., Ltd. (a)	18,800	679
Tokyo Gas Co., Ltd.	209,000	946
		2,066
Mexico (0.6%)
OHL Mexico SAB de CV	572,045	563
Spain (9.9%)
Abertis Infraestructuras SA	37,454	524
Atlantica Yield PLC	171,075	3,311
EDP Renovaveis SA	25,040	159
Ferrovial SA	70,252	1,257
Saeta Yield SA	419,796	3,593
		8,844
Switzerland (1.2%)
Flughafen Zuerich AG (Registered)	6,050	1,122
United Kingdom (10.7%)
John Laing Group PLC (d)	1,298,905	4,335
National Grid PLC	257,649	3,021
	Shares	Value (000)
Pennon Group PLC	58,066	$592
Severn Trent PLC	27,546	754
United Utilities Group PLC	78,049	867
		9,569
United States (43.5%)
American Tower Corp. REIT	34,990	3,698
American Water Works Co., Inc.	12,040	871
Atmos Energy Corp.	14,590	1,082
Crown Castle International Corp. REIT	35,295	3,062
Enbridge Energy Management LLC (c)	378,618	9,806
Eversource Energy	24,149	1,334
Kinder Morgan, Inc.	166,263	3,443
NiSource, Inc.	17,673	391
Norfolk Southern Corp.	3,569	386
Pattern Energy Group, Inc.	237,855	4,517
PG&E Corp.	55,837	3,393
SBA Communications Corp., Class A (c)	10,632	1,098
Sempra Energy	28,786	2,897
Spectra Energy Corp.	30,436	1,251
Union Pacific Corp.	8,100	840
Williams Cos., Inc. (The)	27,606	860
		38,929
Total Common Stocks (Cost $74,118)		85,811
Short-Term Investments (7.3%)
Securities held as Collateral on Loaned Securities (3.4%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	2,426,281	2,426
	Face Amount (000)
Repurchase Agreements (0.7%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $229; fully collateralized by U.S. Government agency securities; 2.88% – 4.60% due 11/20/65 – 11/20/66; valued at $233)	$229	229
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $46; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $47)	46	46
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $343; fully collateralized by Exchange Traded Funds; valued at $377)	343	343
		618
Total Securities held as Collateral on Loaned Securities (Cost $3,044)		3,044

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $3,505)	3,504,844	$3,505
Total Short-Term Investments (Cost $6,549)		6,549
Total Investments (103.2%) (Cost $80,667) Including $4,677 of Securities Loaned (e)		92,360
Liabilities in Excess of Other Assets (-3.2%)		(2,827)
Net Assets (100.0%)		$89,533

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $82,478,000. The aggregate gross unrealized appreciation is approximately $12,044,000 and the aggregate gross unrealized depreciation is approximately $2,162,000, resulting in net unrealized appreciation of approximately $9,882,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	33.6%
PPA Contracted Renewables	13.8
Toll Roads	11.6
Communications	11.0
Other**	9.1
Electricity Transmission & Distribution	8.8
Diversified	6.3
Water	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $74,736)	$86,429
Investments in Securities of Affiliated Issuer, at Value (Cost $5,931)	5,931
Total Investments in Securities, at Value (Cost $80,667)	92,360
Foreign Currency, at Value (Cost $30)	30
Cash	5
Dividends Receivable	306
Receivable for Investments Sold	198
Receivable for Portfolio Shares Sold	67
Tax Reclaim Receivable	24
Receivable from Affiliate	1
Other Assets	9
Total Assets	93,000
Liabilities:
Collateral on Securities Loaned, at Value	3,049
Payable for Advisory Fees	160
Payable for Investments Purchased	88
Payable for Servicing Fees	57
Payable for Professional Fees	47
Payable for Portfolio Shares Redeemed	21
Payable for Custodian Fees	20
Payable for Distribution Fees — Class II Shares	8
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	10
Total Liabilities	3,467
NET ASSETS	$89,533
Net Assets Consist of:
Paid-in-Capital	$72,980
Accumulated Undistributed Net Investment Income	2,349
Accumulated Undistributed Net Realized Gain	2,514
Unrealized Appreciation (Depreciation) on:
Investments	11,693
Foreign Currency Translations	(3)
Net Assets	$89,533
CLASS I:
Net Assets	$51,786
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,873,347 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.53
CLASS II:
Net Assets	$37,747
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,037,731 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.49
(1) Including:
Securities on Loan, at Value:	$4,677

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $115 of Foreign Taxes Withheld)	$3,099
Income from Securities Loaned — Net	43
Dividends from Security of Affiliated Issuer (Note H)	9
Total Investment Income	3,151
Expenses:
Advisory Fees (Note B)	718
Servicing Fees (Note D)	121
Professional Fees	96
Distribution Fees — Class II Shares (Note E)	77
Administration Fees (Note C)	68
Custodian Fees (Note G)	46
Shareholder Reporting Fees	21
Transfer Agency Fees (Note F)	6
Pricing Fees	6
Directors' Fees and Expenses	1
Other Expenses	11
Total Expenses	1,171
Waiver of Advisory Fees (Note B)	(283)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Reimbursement of Custodian Fees (Note G)	(76)
Net Expenses	805
Net Investment Income	2,346
Realized Gain:
Investments Sold	3,522
Foreign Currency Transactions	29
Net Realized Gain	3,551
Change in Unrealized Appreciation (Depreciation):
Investments	5,386
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	5,385
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,936
Net Increase in Net Assets Resulting from Operations	$11,282

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,346	$2,213
Net Realized Gain	3,551	3,826
Net Change in Unrealized Appreciation (Depreciation)	5,385	(18,500)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,282	(12,461)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,205)	(1,136)
Net Realized Gain	(3,193)	(6,657)
Class II:
Net Investment Income	(651)	(391)
Net Realized Gain	(1,889)	(2,588)
Total Distributions	(6,938)	(10,772)
Capital Share Transactions:(1)
Class I:
Subscribed	1,499	384
Distributions Reinvested	4,398	7,793
Redeemed	(9,718)	(12,118)
Class II:
Subscribed	19,662	8,492
Distributions Reinvested	2,540	2,979
Redeemed	(8,942)	(5,692)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,439	1,838
Total Increase (Decrease) in Net Assets	13,783	(21,395)
Net Assets:
Beginning of Period	75,750	97,145
End of Period (Including Accumulated Undistributed Net Investment Income of $2,349 and $2,186)	$89,533	$75,750
(1) Capital Share Transactions:
Class I:
Shares Subscribed	195	44
Shares Issued on Distributions Reinvested	573	962
Shares Redeemed	(1,283)	(1,440)
Net Decrease in Class I Shares Outstanding	(515)	(434)
Class II:
Shares Subscribed	2,563	1,015
Shares Issued on Distributions Reinvested	332	369
Shares Redeemed	(1,181)	(684)
Net Increase in Class II Shares Outstanding	1,714	700

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(2)		2015		2014(1)		2013		2012
Net Asset Value, Beginning of Period	$7.08		$9.31		$9.64		$9.19		$8.72
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.22		0.22		0.20		0.20		0.22
Net Realized and Unrealized Gain (Loss)	0.88		(1.36)		1.16		1.32		1.30
Total from Investment Operations	1.10		(1.14)		1.36		1.52		1.52
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.16)		(0.25)		(0.26)		(0.23)
Net Realized Gain	(0.47)		(0.93)		(1.44)		(0.81)		(0.82)
Total Distributions	(0.65)		(1.09)		(1.69)		(1.07)		(1.05)
Net Asset Value, End of Period	$7.53		$7.08		$9.31		$9.64		$9.19
Total Return (4)	15.27%		(13.76)%		15.63%		17.91%		18.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$51,786		$52,323		$72,815		$57,746		$57,628
Ratio of Expenses to Average Net Assets(7)	0.86	%(5)	0.87	%(5)	0.87	%(5)	0.90	%(5)	0.87	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.87	%(5)	2.56	%(5)	2.12	%(5)	2.12	%(5)	2.51	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	51%		50%		40%		25%		28%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		1.35%		1.26%		N/A		N/A
Net Investment Income to Average Net Assets	2.44%		2.08%		1.73%		N/A		N/A

(1)  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure").The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(2)		2015		2014(1)		2013		2012
Net Asset Value, Beginning of Period	$7.05		$9.27		$9.60		$9.16		$8.69
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.19		0.17		0.17		0.20
Net Realized and Unrealized Gain (Loss)	0.87		(1.34)		1.16		1.32		1.29
Total from Investment Operations	1.07		(1.15)		1.33		1.49		1.49
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.14)		(0.22)		(0.24)		(0.20)
Net Realized Gain	(0.47)		(0.93)		(1.44)		(0.81)		(0.82)
Total Distributions	(0.63)		(1.07)		(1.66)		(1.05)		(1.02)
Net Asset Value, End of Period	$7.49		$7.05		$9.27		$9.60		$9.16
Total Return (4)	14.97%		(13.88)%		15.28%		17.54%		18.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,747		$23,427		$24,330		$14,511		$14,506
Ratio of Expenses to Average Net Assets(7)	1.11	%(5)	1.12	%(5)	1.12	%(5)	1.15	%(5)	1.12	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.62	%(5)	2.31	%(5)	1.87	%(5)	1.87	%(5)	2.26	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	51%		50%		40%		25%		28%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54%		1.63%		1.59%		N/A		N/A
Net Investment Income to Average Net Assets	2.19%		1.80%		1.40%		N/A		N/A

(1)  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class II shares reflect the historical per share data of Class Y shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Portfolio seeks both capital appreciation and current income. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valua-

tion date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Adivsers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$2,976	$—	$—	$2,976
Communications	9,856	—	—	9,856
Diversified	5,592	—	—	5,592
Electricity Transmission & Distribution	7,890	—	—	7,890

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil & Gas Storage & Transportation	$30,058	$—	$—	$30,058
PPA Contracted Renewables	12,299	—	—	12,299
Railroads	1,667	—	—	1,667
Toll Roads	10,324	—	—	10,324
Water	5,149	—	—	5,149
Total Common Stocks	85,811	—	—	85,811
Short-Term Investments
Investment Companies	5,931	—	—	5,931
Repurchase Agreements	—	618	—	618
Total Short-Term Investments	5,931	618	—	6,549
Total Assets	$91,742	$618	$—	$92,360

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $29,404,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,677	(a)	$—	$(4,677	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $3,049,000, of which approximately $3,044,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $5,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,893,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,049	$—	$—	$—	$3,049
Total Borrowings	$3,049	$—	$—	$—	$3,049
Gross amount of recognized liabilities for securities lending transactions					$3,049

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs"), which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $283,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $45,219,000 and $41,712,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$8,569	$34,643	$37,281	$9	$5,931

During the year ended December 31, 2016, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,856	$5,082	$2,030	$8,742

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and REIT basis adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(327)	$327	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,375	$4,304

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 65.3%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Infrastructure Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 60.42% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $5,082,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016.

The Portfolio intends to pass through foreign tax credits of approximately $62,000 and has derived net income from sources within foreign countries amounting to approximately $2,130,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
1693412 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Director and Officer Information	22

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$966.40	$1,018.10	$6.92	$7.10	1.40	%***

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2016, the Portfolio's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 3.12%, net of fees. The Portfolio's Class II shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 4.67%, and underperformed the MSCI World Index, which returned 7.51%.

Factors Affecting Performance

•  The global real estate securities market gained 4.7% during the 12-month period ending December 31, 2016, as measured by the Index. North America and Asia outperformed the global average, and Europe significantly underperformed the global average.

•  Property stocks in the U.S., measured by the FTSE EPRA/NAREIT U.S. Index, experienced the strongest gains over the period with a U.S. dollar ("USD") return of 7.6%,(i) as the sector has been a beneficiary of the low interest rate environment for most of the year. There was a partial reversal of the lower-for-longer investment theme toward the end of the period following the U.S. election in November, but the sector rallied in December amid building enthusiasm for better economic growth. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 6.1% in USD terms,(i) driven by particular strength in the Asian real estate investment trust ("REIT") markets, which benefited from strong investor demand for yield investments. Property stocks in Europe declined 7.3% in USD terms as measured by the FTSE EPRA/NAREIT Developed Europe Index(i) primarily driven by significant weakness in the U.K. due to the outcome of the Brexit vote and resultant prolonged period of uncertainty, as well as the associated depreciation of the pound.

•  The Portfolio underperformed during the year primarily due to performance during the first half of 2016, where there was investor preference for yield-oriented stocks and/or market segments with perceived defensive characteristics, irrespective of underlying valuations (which included the Japan REIT sector, U.S. net lease and health care sectors, German residential sector, Australia and Canada). Investors also appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at what we considered very attractive discounted valuations (which included the U.S. apartment and lodging sectors and Hong Kong, Tokyo and New York office markets). The overweight to the U.K. prior to Brexit was also a significant detractor from full-year performance due to the outcome of the vote.

•  The Portfolio outperformed in the second half of 2016 amid a partial reversal of the lower-for-longer investment theme that dominated the market in the first half of 2016, though this was not sufficient to offset the underperformance for the full year.

•  Performance within the Asian and European regional portfolios detracted from relative performance. Top-down global allocation modestly contributed, due to the underweight to Europe. In Asia, stock selection in Japan (overweight to Japan real estate operating companies, or REOCs, and underweight to Japan REITs) and Hong Kong detracted from the Portfolio's relative performance. In Europe, the Portfolio benefited from the overweight to Norway and stock selection in Sweden; but this was more than offset by the negative effect of the overweight to the U.K. and underweight to Germany. In the U.S., the Portfolio benefited from the overweight to and stock selection within the hotel sector and stock selection in the health care sector; this was offset by relative losses from the overweight to the mall sector and underweight to the net lease, data center and industrial sectors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real

(i)  Source: FTSE

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2016, the Portfolio was overweight the Asian listed property sector, relatively neutral to the North American listed property sector, and underweight the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight, as the stocks offer highly attractive value and trade at the widest discrepancy between private and public valuations among public listed global property markets. The companies traded at an average 46% discount to net asset values ("NAVs"),(ii) as share prices continued to reflect the various risks that could potentially impact operating fundamentals and did not reflect the solid recurring cash flows and asset values in the private market. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. There has been strength in office market fundamentals, but continued concerns with regard to retail and residential. Commercial asset transaction activity at peak pricing has been elevated. Sentiment, which continues to be a significant driver of share price movements, became even more cautious due to macro concerns regarding China and additional residential tightening measures in Hong Kong. The Japan REOCs ended the period trading at an average 22% discount to NAVs,(ii) as currency volatility weighed on sentiment and investors remained cautious after a volatile year of policy changes. In wide contrast, the Japan REITs continued to trade at a premium of 15%,(ii) with premium valuations driven by domestic investor attraction to yield, purchases by the Bank of Japan ("BOJ") and optimism towards the success of quantitative easing measures by the BOJ. As a result, we believe the Japan REOCs offer value versus the Japan REITs and we remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Singapore and Australia on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at an 11% discount to NAVs, with the U.K. Majors trading at a 20% discount and the London office specialists trading at a 16% discount.(ii) These discounts appear to be well in excess of expected asset value declines and reflect concerns over a prolonged period of uncertainty in the wake of the Brexit vote. To date, transaction and leasing activity have indicated these declines may be more modest than initially expected. Property stocks on the Continent ended the period trading at a 3% premium to NAVs.(ii) Share prices have been supported by monetary easing measures by the European Central Bank ("ECB") despite lackluster operating fundamentals. The Portfolio remains overweight the U.K., in particular the U.K. Majors and London office specialists, which trade at attractive discounts, and underweight the Continent due to the disparity in valuations.

•  With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the U.S. ended the period trading at around par to NAVs.(ii) We see attractive value in several key property sectors with malls and New York City office trading at the most significant discounts to NAVs. However, there is a disparity in valuations as sectors with perceived defensive characteristics and/or providing higher dividends (e.g., health care, net lease) trading at significant premiums to NAVs. Excluding the health care and net lease stocks, the U.S. ended the period trading at a 4% discount to NAVs.(ii) Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, primary central business district ("CBD") office assets, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of net lease, health care, industrial, and secondary CBD/suburban office assets. The Portfolio is underweight Canada given less attractive valuations relative to the quality and cash flow growth prospects of the companies' portfolios and relative to several key property sectors in the U.S.

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2016

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Index(2)

	Period Ended December 31, 2016
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	3.12%	9.07%	2.03%	3.90%
FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors	4.67	10.10	1.95	4.00
MSCI World Index	7.51	10.41	3.83	4.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
Australia (4.9%)
Dexus Property Group REIT	31,325	$218
Goodman Group REIT	119,365	614
GPT Group REIT	125,615	456
Investa Office Fund REIT	29,408	100
Mirvac Group REIT	148,806	229
Scentre Group REIT	307,226	1,029
Shopping Centres Australasia Property Group REIT	16,175	26
Stockland REIT	106,919	353
Vicinity Centres REIT	101,124	218
Westfield Corp. REIT	138,269	936
		4,179
Austria (0.2%)
Atrium European Real Estate Ltd.	19,408	80
BUWOG AG (a)	4,132	96
		176
Brazil (0.0%)
BR Properties SA	5,269	12
Canada (2.1%)
Boardwalk REIT	9,194	333
Brookfield Canada Office Properties REIT	10,950	214
Crombie Real Estate Investment Trust REIT	11,168	113
Dream Office Real Estate Investment Trust REIT	5,964	87
Extendicare, Inc.	16,840	124
First Capital Realty, Inc.	22,812	351
H&R Real Estate Investment Trust REIT	2,766	46
RioCan Real Estate Investment Trust REIT	22,877	454
Smart Real Estate Investment Trust REIT	4,025	97
		1,819
China (0.3%)
China Overseas Land & Investment Ltd. (b)	54,000	143
China Resources Land Ltd. (b)	14,000	32
Global Logistic Properties Ltd.	75,900	115
		290
Finland (0.3%)
Citycon Oyj	114,983	283
France (3.0%)
Fonciere Des Regions REIT	1,290	113
Gecina SA REIT	3,084	427
ICADE REIT	4,286	306
Klepierre REIT	11,694	460
Mercialys SA REIT	2,938	59
Unibail-Rodamco SE REIT	5,097	1,216
		2,581
Germany (1.4%)
ADO Properties SA (c)	3,403	115
Deutsche Wohnen AG	14,224	447
LEG Immobilien AG (a)	760	59
Vonovia SE	19,096	621
		1,242
	Shares	Value (000)
Hong Kong (9.9%)
Cheung Kong Property Holdings Ltd.	181,500	$1,113
Hang Lung Properties Ltd.	43,000	91
Henderson Land Development Co., Ltd.	72,394	385
Hongkong Land Holdings Ltd.	258,700	1,638
Hysan Development Co., Ltd.	192,921	797
Link REIT	124,664	810
New World Development Co., Ltd.	291,031	308
Sino Land Co., Ltd.	43,085	65
Sun Hung Kai Properties Ltd.	146,893	1,856
Swire Properties Ltd.	352,300	972
Wharf Holdings Ltd. (The)	70,816	471
		8,506
Ireland (0.6%)
Green REIT PLC	156,982	227
Hibernia REIT PLC	211,651	274
		501
Italy (0.1%)
Beni Stabili SpA REIT (a)	77,004	44
Japan (11.0%)
Activia Properties, Inc. REIT	60	283
Advance Residence Investment Corp. REIT	48	127
Daiwa Office Investment Corp. REIT	28	141
GLP J-REIT	161	185
Hulic Co., Ltd.	11,100	99
Invincible Investment Corp. REIT	652	294
Japan Hotel REIT Investment Corp. REIT	137	92
Japan Real Estate Investment Corp. REIT	90	490
Japan Rental Housing Investments, Inc. REIT	61	41
Japan Retail Fund Investment Corp. REIT	128	259
Kenedix Office Investment Corp. REIT	13	75
Mitsubishi Estate Co., Ltd.	110,000	2,191
Mitsui Fudosan Co., Ltd.	89,000	2,060
Mori Hills Investment Corp. REIT	77	104
Mori Trust Sogo Reit, Inc. REIT	148	233
Nippon Building Fund, Inc. REIT	113	626
Nippon Prologis, Inc. REIT	93	190
Nomura Real Estate Master Fund, Inc. REIT	338	511
Orix, Inc. J-REIT	114	180
Sumitomo Realty & Development Co., Ltd.	33,000	877
Tokyu, Inc. REIT	10	13
United Urban Investment Corp. REIT	250	381
		9,452
Malta (0.2%)
BGP Holdings PLC (a)(d)(e)	5,886,464	189
Netherlands (0.6%)
Eurocommercial Properties N.V. CVA REIT	7,437	287
Vastned Retail N.V. REIT	1,888	73
Wereldhave N.V. REIT	3,674	165
		525
Norway (0.4%)
Entra ASA (c)	30,741	305
Norwegian Property ASA	35,401	41
		346

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Singapore (1.0%)
Ascendas Real Estate Investment Trust REIT	101,500	$159
CapitaLand Commercial Trust Ltd. REIT	106,700	109
CapitaLand Ltd.	66,300	138
CapitaLand Mall Trust REIT	115,000	150
City Developments Ltd.	2,000	12
EC World Real Estate Investment Trust Unit	37,800	19
Mapletree Commercial Trust REIT	59,800	58
Mapletree Logistics Trust REIT	32,571	23
Suntec REIT	33,700	38
UOL Group Ltd.	34,429	142
		848
Spain (0.5%)
Hispania Activos Inmobiliarios SAU REIT	6,925	82
Inmobiliaria Colonial SA	25,185	174
Merlin Properties Socimi SA REIT	17,339	189
		445
Sweden (0.6%)
Atrium Ljungberg AB, Class B	7,842	123
Castellum AB	13,083	179
Hufvudstaden AB, Class A	14,839	234
Wihlborgs Fastigheter AB	600	11
		547
Switzerland (0.6%)
PSP Swiss Property AG (Registered)	5,456	471
Swiss Prime Site AG (Registered) (a)	618	51
		522
United Kingdom (5.7%)
British Land Co., PLC REIT	132,682	1,029
Capital & Regional PLC REIT	40,932	28
Derwent London PLC REIT	18,382	628
Great Portland Estates PLC REIT	68,780	567
Hammerson PLC REIT	48,018	339
Intu Properties PLC REIT	47,901	166
Kennedy Wilson Europe Real Estate PLC	6,075	72
Land Securities Group PLC REIT	99,428	1,306
LXB Retail Properties PLC (a)	137,376	62
Segro PLC REIT	36,758	207
Shaftesbury PLC REIT	1,521	17
St. Modwen Properties PLC	50,054	187
Unite Group PLC	10,520	79
Urban & Civic PLC	67,563	188
Workspace Group PLC REIT	6,446	63
		4,938
United States (55.4%)
Acadia Realty Trust REIT	4,761	156
American Homes 4 Rent, Class A REIT	4,350	91
Apartment Investment & Management Co., Class A REIT	9,615	437
AvalonBay Communities, Inc. REIT	15,260	2,703
Boston Properties, Inc. REIT	21,499	2,704
Brixmor Property Group, Inc. REIT	10,981	268
	Shares	Value (000)
Camden Property Trust REIT	13,714	$1,153
CBL & Associates Properties, Inc. REIT	2,069	24
Chesapeake Lodging Trust REIT	13,607	352
Columbia Property Trust, Inc. REIT	7,761	168
Corporate Office Properties Trust REIT	4,123	129
Cousins Properties, Inc. REIT	31,955	272
CubeSmart REIT	8,939	239
DCT Industrial Trust, Inc. REIT	2,125	102
DDR Corp. REIT	3,008	46
Digital Realty Trust, Inc. REIT	3,890	382
Douglas Emmett, Inc. REIT	13,042	477
Duke Realty Corp. REIT	29,041	771
Equity Lifestyle Properties, Inc. REIT	3,544	256
Equity One, Inc. REIT	14,700	451
Equity Residential REIT	56,689	3,648
Essex Property Trust, Inc. REIT	5,778	1,343
Federal Realty Investment Trust REIT	1,051	149
Gaming and Leisure Properties, Inc. REIT	9,465	290
General Growth Properties, Inc. REIT	80,658	2,015
Healthcare Realty Trust, Inc. REIT	11,172	339
Hilton Worldwide Holdings, Inc.	28,087	764
Host Hotels & Resorts, Inc. REIT	82,131	1,547
Hudson Pacific Properties, Inc. REIT	22,860	795
Kimco Realty Corp. REIT	21,426	539
LaSalle Hotel Properties REIT	28,964	883
Liberty Property Trust REIT	6,369	252
Life Storage, Inc. REIT	8,035	685
Mack-Cali Realty Corp. REIT	2,481	72
MedEquities Realty Trust, Inc. REIT	4,527	50
Mid-America Apartment Communities, Inc. REIT	232	23
Monogram Residential Trust, Inc. REIT	1,192	13
National Retail Properties, Inc. REIT	15,824	699
Paramount Group, Inc. REIT	32,389	518
Parkway, Inc. REIT (a)	7,434	165
ProLogis, Inc. REIT	19,569	1,033
Public Storage REIT	11,372	2,542
QTS Realty Trust, Inc., Class A REIT	9,420	468
Regency Centers Corp. REIT	23,986	1,654
Rexford Industrial Realty, Inc. REIT	13,105	304
Senior Housing Properties Trust REIT	16,264	308
Simon Property Group, Inc. REIT	36,140	6,421
SL Green Realty Corp. REIT	2,140	230
Spirit Realty Capital, Inc. REIT	9,250	100
STORE Capital Corp. REIT	12,826	317
Tanger Factory Outlet Centers, Inc. REIT	27,385	980
Taubman Centers, Inc. REIT	3,372	249
Ventas, Inc. REIT	27,375	1,711
Vornado Realty Trust REIT	35,719	3,728
Welltower, Inc. REIT	23,530	1,575
Xenia Hotels & Resorts, Inc. REIT	11,518	224
		47,814
Total Common Stocks (Cost $64,517)		85,259

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $747)	747,426	$747
Total Investments (99.7%) (Cost $65,264) (f)		86,006
Other Assets in Excess of Liabilities (0.3%)		241
Net Assets (100.0%)		$86,247

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2016.

(e)  At December 31, 2016, the Portfolio held a fair valued security valued at $189,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $71,941,000. The aggregate gross unrealized appreciation is approximately $15,647,000 and the aggregate gross unrealized depreciation is approximately $1,582,000, resulting in net unrealized appreciation of approximately $14,065,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	28.8%
Retail	25.3
Other*	19.0
Residential	13.7
Office	13.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $64,517)	$85,259
Investment in Security of Affiliated Issuer, at Value (Cost $747)	747
Total Investments in Securities, at Value (Cost $65,264)	86,006
Foreign Currency, at Value (Cost $297)	299
Dividends Receivable	291
Receivable for Investments Sold	116
Receivable for Portfolio Shares Sold	57
Tax Reclaim Receivable	20
Receivable from Affiliate	—	@
Other Assets	15
Total Assets	86,804
Liabilities:
Payable for Advisory Fees	252
Payable for Portfolio Shares Redeemed	85
Payable for Investments Purchased	84
Payable for Professional Fees	40
Payable for Custodian Fees	31
Payable for Servicing Fees	20
Payable for Distribution Fees — Class II Shares	18
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	20
Total Liabilities	557
NET ASSETS	$86,247
Net Assets Consist of:
Paid-in-Capital	$163,077
Accumulated Undistributed Net Investment Income	661
Accumulated Net Realized Loss	(98,233)
Unrealized Appreciation (Depreciation) on:
Investments	20,742
Foreign Currency Translations	(—	@)
Net Assets	$86,247
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,322,377 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.36

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $108 of Foreign Taxes Withheld)	$2,659
Dividends from Security of Affiliated Issuer (Note H)	3
Total Investment Income	2,662
Expenses:
Advisory Fees (Note B)	771
Distribution Fees — Class II Shares (Note E)	227
Servicing Fees (Note D)	154
Professional Fees	88
Custodian Fees (Note G)	75
Administration Fees (Note C)	73
Shareholder Reporting Fees	25
Pricing Fees	15
Transfer Agency Fees (Note F)	5
Directors' Fees and Expenses	4
Other Expenses	15
Total Expenses	1,452
Waiver of Advisory Fees (Note B)	(71)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Reimbursement of Custodian Fees (Note G)	(110)
Net Expenses	1,269
Net Investment Income	1,393
Realized Gain (Loss):
Investments Sold	1,972
Foreign Currency Transactions	(2)
Net Realized Gain	1,970
Change in Unrealized Appreciation (Depreciation):
Investments	(587)
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	(585)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,385
Net Increase in Net Assets Resulting from Operations	$2,778

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,393	$1,337
Net Realized Gain	1,970	5,064
Net Change in Unrealized Appreciation (Depreciation)	(585)	(7,738)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,778	(1,337)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,228)	(2,282)
Capital Share Transactions:(1)
Class II:
Subscribed	9,168	10,613
Distributions Reinvested	1,228	2,282
Redeemed	(20,583)	(19,388)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,187)	(6,493)
Total Decrease in Net Assets	(8,637)	(10,112)
Net Assets:
Beginning of Period	94,884	104,996
End of Period (Including Accumulated Undistributed Net Investment Income of $661 and $226)	$86,247	$94,884
(1) Capital Share Transactions:
Class II:
Shares Subscribed	880	1,009
Shares Issued on Distributions Reinvested	115	223
Shares Redeemed	(1,995)	(1,847)
Net Decrease in Class II Shares Outstanding	(1,000)	(615)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.18		$10.57		$9.35		$9.46		$7.32
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.14		0.16		0.13		0.13
Net Realized and Unrealized Gain (Loss)	0.16		(0.29)		1.13		0.12		2.06
Total from Investment Operations	0.32		(0.15)		1.29		0.25		2.19
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.24)		(0.07)		(0.36)		(0.05)
Net Asset Value, End of Period	$10.36		$10.18		$10.57		$9.35		$9.46
Total Return(3)	3.12%		(1.42)%		13.85%		2.63%		29.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,247		$94,884		$104,996		$96,717		$96,914
Ratio of Expenses to Average Net Assets(6)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	1.54	%(4)	1.80	%(4)	1.54	%(4)	1.36	%(4)	1.56	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	24%		26%		31%		30%		29%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60%		1.67%		1.72%		1.69%		1.71%
Net Investment Income to Average Net Assets	1.34%		1.53%		1.22%		1.07%		1.24%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks to provide current income and capital appreciation. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

  The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$24,601	$—	$189	$24,790
Health Care	4,107	—	—	4,107
Industrial	2,951	—	—	2,951
Lodging/Resorts	3,862	—	—	3,862
Mixed Industrial/Office	1,253	—	—	1,253
Office	11,341	—	—	11,341
Residential	11,760	—	—	11,760
Retail	21,729	—	—	21,729
Self Storage	3,466	—	—	3,466
Total Common Stocks	85,070	—	189	85,259
Short-Term Investment
Investment Company	747	—	—	747
Total Assets	$85,817	$—	$189	$86,006

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $33,931,000 transferred from

Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	189
Realized gains (losses)	—
Ending Balance	$189
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$189

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Diversified
Common Stock	$189	Market Transaction Method	Transaction Valuation Discount for Lack of	$0.03	$0.03	$0.03	Increase
			Marketability	50.0%	50.0%	50.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

  The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

  Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $71,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,821,000 and $30,455,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$1,008	$12,192	$12,453	$3	$747

During the year ended December 31, 2016, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio engaged in cross-trade purchases of approximately $10,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,228	$—	$2,282	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, character differences on distributions from real estate investment trust securities and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$270	$(274)	$4

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,009	$—

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$92,966	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $771,000.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87.4%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 2.83% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

24

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
1693380 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Strategist Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	30
Consolidated Statement of Operations	31
Consolidated Statements of Changes in Net Assets	32
Consolidated Financial Highlights	33
Notes to Consolidated Financial Statements	35
Report of Independent Registered Public Accounting Firm	49
Federal Tax Notice	50
Director and Officer Information	51

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,029.20	$1,020.66	$4.54	$4.52	0.89	%***
Global Strategist Portfolio Class II	1,000.00	1,029.40	1,020.16	5.05	5.03	0.99	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Global Strategist Portfolio

The Portfolio seeks total return.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.58%, net of fees, for Class I shares and 5.49%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 7.86%, and underperformed the Customized MSIM Global Allocation Index (comprising 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 5.81%. (Portfolio and benchmark index performance in U.S. dollar ("USD") terms).

Factors Affecting Performance*

•  During 2016, global equities (MSCI All Country World Index) rose +7.9% in USD and +9.0% in local currency terms, making a new all-time high in local terms. Risky assets rallied despite intermittent growth scares (China during the first quarter, Brexit in the second quarter). The U.S. presidential election was supportive of equities, as markets appeared to price in optimistic expectations for pro-growth and inflationary outcomes of a Trump administration; the eurozone and the U.K. achieved better-than-expected growth despite Brexit concerns; and Chinese manufacturing activity bottomed in the first quarter and improved meaningfully throughout the year, supported by massive credit easing. Within global equities, cyclical sectors outperformed, led by energy and materials, while defensive sectors such as health care and consumer staples lagged.

•  U.S. equities (S&P 500 Index, +12.0% USD) outperformed global equities, as expectations for expansionary fiscal policy and corporate tax cuts under President-elect Trump helped the market to shrug off impending rate hikes. Emerging markets also outperformed (MSCI Emerging Markets Index, +11.2% USD), helped by a stabilization in Chinese growth and comparatively depressed valuations going into the year. Japanese equities (MSCI Japan Index, +2.4% USD) lagged as inflation relapsed while the Bank of Japan ("BOJ") appeared to have exhausted monetary policy. Eurozone equities were the worst-performing region (Euro Stoxx 50 Index, +0.7% USD), weighed down by Brexit, financial sector concerns and disappointing policy easing from the European Central Bank ("ECB").

•  Bonds were slightly up for the year, with the J.P. Morgan Global Government Bond Index gaining +1.6% in USD (+2.9% local). Rates moved sharply lower in the first half of the year, with many sovereign yields reaching all-time lows in July following Brexit. However, these gains were largely erased as bonds corrected following the victory of Donald Trump in the U.S. presidential election, which was perceived to be pro-growth and inflationary. The Federal Reserve resumed hiking rates in December 2016, though the ECB and the BOJ proceeded to ease, with each cutting rates in the first quarter, the BOJ implementing yield curve control in the third quarter, and the ECB expanding quantitative easing during the fourth quarter. Within fixed income, high yield meaningfully outperformed on improving growth and better oil prices, with the Bloomberg Barclays U.S. Corporate High Yield Total Return Index up +17.1% in USD as spreads tightened by 250 basis points (bps) to 4.1%.

•  Commodities outperformed equites and fixed income in 2016, with the S&P GSCI Total Return Index up +11.4% in USD. Brent oil rose +52.4% to $57 per barrel as the Organization of the Petroleum Exporting Countries implemented production cuts; industrial metals such as iron ore and copper rose +81.0% and +17.4%, respectively, on strong Chinese property sales and expectations for U.S. infrastructure spending; and gold gained +8.6% as U.S. and eurozone inflation improved.

•  The Portfolio's average asset allocation mix of an overweight in equities, an underweight in fixed income, an underweight in commodities, and an overweight in cash contributed positively to relative performance.

•  The Portfolio's best-performing investments in 2016 were positions within our Japan reflation theme. In the fourth quarter, we were overweight Japanese versus developed market equities and underweight the yen, based on our view that Japan's inflation outlook was improving.

*  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Our overweight "value" / underweight expensive "safety" theme also contributed positively, as bank stocks and high yield bonds rallied while global government bonds and bond proxies such as consumer staples stocks sold off sharply on bullish growth revisions following the U.S. election. Our "growth rebound" theme (overweight equites versus bonds), which we initiated post-Brexit, also contributed as growth came in better than expected during the second half of the year.

•  Our overweight in Brent oil contributed, though gains were partially offset by losses on overweights in oil-sensitive currencies as the U.S. dollar rallied after the election.

•  Tactical overweight positions in equities held in March and April were strong positive contributors, though these gains were partially offset by an underweight position in equities that was initiated in May (and closed in early June).

•  Select emerging market assets contributed, including a Mexican rates flattener (underweight 2-year, overweight 10-year rates), overweights in Argentine bonds, and underweight positions in the Chinese renminbi versus the U.S. dollar. However, positions with indirect exposure to slower growth in China detracted (underweight luxury goods and Chinese internet stocks, overweight Australian versus German 10-year rates).

•  The European recovery theme (overweight eurozone versus U.S. equities, overweight eurozone banks and Greek bonds) detracted on a year-to-date basis, though the majority of losses were recovered during the fourth quarter as eurozone domestic growth accelerated and German yields backed up.

•  Our aerospace cycle peaking theme detracted during the year, in addition to some of our independent sector themes (underweight U.S. apartment real estate investment trusts ("REITs") and media, overweight U.S. pharmaceuticals).

Management Strategies(i)

•  As of December 31, 2016, the Portfolio's allocation was approximately 60% global equities, 38% global fixed income (25% in U.S. 10-year Treasury duration-equivalent exposure), 0% commodities and 2% cash.

•  Heading into 2017, we are neutral global equities and slightly underweight global fixed income (on a duration-adjusted basis). The global economy and profits are currently growing above-trend. However, in the medium-term we believe it is a low-growth world (with about 2.3% potential global gross domestic product growth); the upside we expect from a Trump presidency is mostly priced into equity and bond markets in the U.S.; and our expectation for a further slowdown in China presents downside risk. Our outlook for global equities is roughly balanced, with better growth offset by overbought sentiment, high valuations, rising yields and optimistic earnings growth estimates. Within fixed income, we closed our underweight position in U.S. Treasuries toward year-end and shifted to a small overweight position, as yields exceeded our target and sentiment moved into overbought territory. We remain slightly underweight fixed income as a consequence of being underweight German bunds, where we expect yields to backup further as growth continues at an above-trend pace.

•  We believe U.S. equities are expensive, and expect U.S. growth to disappoint in 2017. We think tax cuts under the Trump administration may indeed improve U.S. growth in 2018, but trade and immigration restrictions may partially offset this. More immediately, we expect the 85 bps increase in the 10-year Treasury yield and the +7% appreciation in the U.S. dollar during the fourth quarter to weigh on activity, causing 2017 growth to disappoint at 1.9% versus 2.3% expected by consensus. In addition, sentiment is extremely overbought and multiples have returned to cycle highs, having priced in roughly 75% of the expected benefit from corporate tax cuts in 2018. While better growth should have a positive impact on multiples, higher policy rates and long-dated yields tend to have the opposite effect, leaving valuations rich today.

•  The eurozone recovery continues to be a significant theme in our Portfolio, expressed primarily through an overweight position in a basket of domestically oriented eurozone stocks. The eurozone economy has continued to weather Brexit well, and eurozone growth caught up with the U.S. in the second half of 2016. We expect the eurozone to continue growing between 1.5% and 1.75% in 2017, supported by accommodative monetary policy, growth in the banking sector, the end of fiscal austerity, a weak currency and pent-up demand. We believe valuation multiples are not yet reflecting resilient growth conditions. We expect eurozone domestic earnings-per-share ("EPS") growth of 9% in 2017 versus only 7% EPS growth in the U.S.; however, eurozone domestic stocks are currently trading at a 17% discount to U.S. equities versus a

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

historical average discount of only 5%. We believe domestic equities could even re-rate to trade at a premium to U.S. equities, as they have done historically when eurozone growth has outpaced that of the U.S. and when the Federal Reserve has been tightening policy more than the ECB.

•  We hold underweight positions in emerging market ("EM") and commodity-sensitive assets. In our view, EM remains in transition to lower growth and the deflation of China's investment bubble remains incomplete. China's massive credit stimulus supported growth in the second half of 2016, but we are expecting a growth relapse in the first half of 2017, weighing on export-sensitive EM economies. Near-term growth momentum is highly dependent on continued stimulus, which we expect the government to be unable to sustain, and effectiveness of credit stimulus has been rapidly diminishing given structural pressures.

•  We are slightly underweight fixed income. We continue to hold an underweight position in German 10-year bunds, as we believe yields remain expensive given ongoing improvements in global and eurozone growth. We expect global growth to pick up by 50 bps to 2.3% to 2.4% in 2017, with the eurozone growing at an above-trend pace of 1.5% to 1.7%. We estimate that "fair value" for the German 10-year yield is currently 0.8%, or roughly 50 bps above the current yield of 0.3%. We are overweight U.S. 10-year Treasuries, as yields have recently exceeded our estimate of "fair value" (2.3% as of end-2016, increasing to 2.6% by end-2018). On a relative basis, we believe Treasuries are particularly expensive: taking into account expected policy rate differentials and inflation, we estimate that "fair value" for the U.S. versus German 10-year yield spread is closer to between 1.3% and 1.5% today, compared to the current spread of 2%. We also hold overweight positions (versus German Bunds) in Australian 10-year bonds, given our expectation for additional policy easing as China slows, and Italian 10-year bonds, as we believe political and banking sector risks have been overstated.

•  In sum, our main themes are centered around the eurozone economic recovery, our expectations for a further China-led commodity and global trade slowdown, the potential for a U.S. growth disappointment in 2017, as well as idiosyncratic themes such as the aerospace cycle peaking.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2016
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	5.58%	5.91%	1.33%	3.63%
MSCI All Country World Index	7.86	9.36	3.56	5.72
Customized MSIM Global Allocation Index	5.81	5.22	3.20	N/A
Portfolio — Class II(5)	5.49	5.77	—	4.22
MSCI All Country World Index	7.86	9.36	—	6.79
Customized MSIM Global Allocation Index	5.81	5.22	—	3.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), 5% Bank of America/Merrill Lynch US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (36.2%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 2.54%, 7/1/45 (Cost $98)	$96	$98
Agency Fixed Rate Mortgages (3.4%)
United States (3.4%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 1/1/44 - 6/1/45	728	749
January TBA: 3.50%, 1/1/32 (a)	370	386
Federal National Mortgage Association, Conventional Pools: 3.00%, 5/1/30 - 4/1/45	404	408
4.00%, 11/1/41 - 1/1/46	733	774
4.50%, 3/1/41 - 11/1/44	345	374
5.00%, 1/1/41 - 3/1/41	150	165
6.00%, 1/1/38	30	34
6.50%, 8/1/38	5	6
January TBA: 2.50%, 1/1/32 (a)	200	200
3.00%, 1/1/32 - 1/1/47 (a)	630	630
3.50%, 1/1/47 (a)	259	266
Government National Mortgage Association, January TBA: 3.50%, 1/20/47 (a)	170	177
Various Pool: 4.00%, 7/15/44	85	90
Total Agency Fixed Rate Mortgages (Cost $4,269)		4,259
Asset-Backed Securities (0.3%)
United States (0.3%)
CVS Pass-Through Trust 6.04%, 12/10/28	168	188
Louisiana Public Facilities Authority 0.00%, 4/26/27 (b)	82	82
North Carolina State Education Assistance Authority 1.68%, 7/25/25 (b)	72	72
Total Asset-Backed Securities (Cost $321)		342
Collateralized Mortgage Obligations — Agency Collateral Series (0.3%)
United States (0.3%)
Federal Home Loan Mortgage Corporation, 2.36%, 7/25/22	99	99
2.40%, 6/25/22	245	246
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $351)		345
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (1.1%)
United States (1.1%)
COMM Mortgage Trust, 3.28%, 1/10/46		$45	$45
3.96%, 3/10/47		144	152
4.74%, 7/15/47 (b)(c)		100	84
Commercial Mortgage Pass-Through Certificates, 2.82%, 10/15/45		57	58
4.24%, 2/10/47 (b)		77	83
JPMBB Commercial Mortgage Securities Trust, 3.96%, 9/15/47 (b)(c)		100	81
4.56%, 9/15/47 (b)(c)		102	90
4.66%, 8/15/47 (b)(c)		144	117
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	42
Wells Fargo Commercial Mortgage Trust, 1.57%, 2/15/27 (b)(c)		199	199
3.94%, 8/15/50 (c)		245	195
WF-RBS Commercial Mortgage Trust, 3.99%, 5/15/47 (c)		150	112
3.99%, 10/15/57 (b)(c)		144	117
Total Commercial Mortgage-Backed Securities (Cost $1,434)			1,375
Corporate Bonds (11.1%)
Australia (0.6%)
Australia & New Zealand Banking Group Ltd., 4.88%, 1/12/21 (c)		100	108
5.13%, 9/10/19	EUR	100	120
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		$70	74
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		85	96
Origin Energy Finance Ltd., 3.50%, 10/9/18 (c)		200	203
Telstra Corp., Ltd., 3.13%, 4/7/25 (c)		55	54
Transurban Finance Co., Pty Ltd., 4.13%, 2/2/26 (c)		70	71
Wesfarmers Ltd., 1.87%, 3/20/18 (c)		25	25
			751
Belgium (0.2%)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/1/24		125	130
4.70%, 2/1/36		75	79
			209
Canada (0.2%)
Brookfield Asset Management, Inc., 5.80%, 4/25/17		35	35
Goldcorp, Inc., 3.70%, 3/15/23		73	72
Royal Bank of Canada, 1.50%, 7/29/19		125	124
			231

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
China (0.3%)
Baidu, Inc., 3.25%, 8/6/18		$225	$229
Want Want China Finance Ltd., 1.88%, 5/14/18 (c)		200	198
			427
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		120	127
France (1.4%)
Air Liquide Finance SA, 1.75%, 9/27/21 (c)		200	192
AXA SA, 3.94%, 11/7/24 (b)(d)	EUR	200	219
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19		200	222
BNP Paribas SA, 4.38%, 5/12/26 (c)		$200	197
5.00%, 1/15/21		85	93
BPCE SA, 5.15%, 7/21/24 (c)		200	204
Credit Agricole Assurances SA, 4.25%, 1/13/25 (b)(d)	EUR	200	208
Danone SA, 1.69%, 10/30/19 (c)		$200	198
Electricite de France SA, 5.00%, 1/22/26 (b)(d)	EUR	100	101
TOTAL SA, 2.25%, 2/26/21 (b)(d)		100	105
			1,739
Germany (0.9%)
Bayer AG, 3.75%, 7/1/74 (b)		100	107
Daimler Finance North America LLC, 1.50%, 7/5/19 (c)		$150	148
KFW, MTN 4.00%, 1/16/19	AUD	500	373
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.00%, 5/26/41 (b)	EUR	100	124
Siemens Financieringsmaatschappij N.V., 1.30%, 9/13/19 (c)		$250	245
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	100	123
			1,120
Hong Kong (0.1%)
CK Hutchison International 16 Ltd., 1.88%, 10/3/21 (c)		$200	192
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		120	115
	Face Amount (000)		Value (000)
Italy (0.3%)
Assicurazioni Generali SpA, 10.13%, 7/10/42 (b)	EUR	100	$137
FCA Capital Ireland PLC, 1.38%, 4/17/20		100	108
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	110
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	40
			395
Korea, Republic of (0.2%)
Export-Import Bank of Korea, 4.00%, 1/14/24		$200	209
Malaysia (0.2%)
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		200	201
Netherlands (0.7%)
ABN Amro Bank N.V., 2.50%, 10/30/18 (c)		200	202
2.88%, 6/30/25 (b)	EUR	100	111
ASR Nederland N.V., 5.00%, 9/30/24 (b)(d)		200	218
Cooperatieve Rabobank UA, 3.88%, 2/8/22		$50	53
Series G 3.75%, 11/9/20	EUR	50	59
ING Bank N.V., 5.80%, 9/25/23 (c)		$200	220
			863
Spain (0.3%)
Santander Issuances SAU, 5.18%, 11/19/25		200	202
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	200	239
			441
Switzerland (0.4%)
ABB Treasury Center USA, Inc., 4.00%, 6/15/21 (c)		$50	53
Aquarius and Investments PLC for Zurich Insurance Co., Ltd., 4.25%, 10/2/43 (b)	EUR	150	174
Credit Suisse AG, 0.63%, 11/20/18		200	213
6.00%, 2/15/18		$25	26
Novartis Capital Corp., 4.40%, 5/6/44		75	81
			547
United Kingdom (1.1%)
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		25	33
Heathrow Funding Ltd., 4.60%, 2/15/20	EUR	50	55
4.88%, 7/15/23 (c)		$100	107
HSBC Holdings PLC, 4.25%, 3/14/24		200	203

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Lloyds Bank PLC, 6.50%, 3/24/20	EUR	200	$248
Nationwide Building Society, 6.25%, 2/25/20 (c)		$270	301
NGG Finance PLC, 5.63%, 6/18/73 (b)	GBP	100	134
Santander UK PLC, 4.00%, 3/13/24		$50	52
Standard Chartered PLC, 2.10%, 8/19/19 (c)		225	223
			1,356
United States (4.0%)
Abbott Laboratories, 3.40%, 11/30/23		125	125
Air Lease Corp., 2.13%, 1/15/20		150	148
American International Group, Inc., 4.88%, 6/1/22		50	55
Apple, Inc., 1.55%, 8/4/21		100	97
AT&T, Inc., 4.50%, 3/9/48		95	86
AvalonBay Communities, Inc., Series G 2.95%, 9/15/22		50	50
Bank of America Corp., MTN 4.00%, 4/1/24		120	124
4.20%, 8/26/24		50	51
4.25%, 10/22/26		34	34
5.00%, 1/21/44		70	77
Baxalta, Inc., 4.00%, 6/23/25		20	20
Boston Properties LP, 3.85%, 2/1/23		75	77
Burlington Northern Santa Fe LLC, 4.55%, 9/1/44		75	80
Capital One NA, 1.85%, 9/13/19		250	247
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		125	132
6.48%, 10/23/45		50	58
Citigroup, Inc., 5.50%, 9/13/25		75	83
6.68%, 9/13/43		20	25
8.13%, 7/15/39		75	112
Coca-Cola Co., 3.20%, 11/1/23		100	103
Comcast Corp., 4.60%, 8/15/45		30	32
Enterprise Products Operating LLC, 3.35%, 3/15/23		50	51
5.25%, 1/31/20		35	38
Five Corners Funding Trust, 4.42%, 11/15/23 (c)		200	212
	Face Amount (000)	Value (000)
General Motors Financial Co., Inc., 2.35%, 10/4/19	$75	$74
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	80	80
6.75%, 10/1/37	125	155
MTN 4.80%, 7/8/44	25	26
Home Depot, Inc., 5.88%, 12/16/36	50	63
HSBC Finance Corp., 6.68%, 1/15/21	50	56
HSBC USA, Inc., 3.50%, 6/23/24	100	101
Johnson Controls International PLC, 3.90%, 2/14/26	75	77
JPMorgan Chase & Co., 3.20%, 6/15/26	100	98
Liberty Mutual Group, Inc., 4.85%, 8/1/44 (c)	25	25
McDonald's Corp., MTN 3.38%, 5/26/25	100	100
Medtronic, Inc., 3.63%, 3/15/24	100	104
4.63%, 3/15/45	25	27
Merck & Co., Inc., 2.80%, 5/18/23	100	100
Microsoft Corp., 1.55%, 8/8/21	100	97
Monongahela Power Co., 5.40%, 12/15/43 (c)	50	59
NBC Universal Media LLC, 4.38%, 4/1/21	130	141
NetApp, Inc., 2.00%, 12/15/17	25	25
Ohio Power Co., Series M 5.38%, 10/1/21	75	84
Omnicom Group, Inc., 3.63%, 5/1/22	30	31
3.65%, 11/1/24	32	32
Oncor Electric Delivery Co., LLC, 6.80%, 9/1/18	80	86
Oracle Corp., 3.40%, 7/8/24	75	77
PepsiCo, Inc., 1.70%, 10/6/21	100	97
3.60%, 3/1/24	100	104
Prudential Financial, Inc., MTN 6.63%, 12/1/37	40	51
Spectra Energy Capital LLC, 7.50%, 9/15/38	50	61
Time Warner, Inc., 3.88%, 1/15/26	125	125
UnitedHealth Group, Inc., 3.75%, 7/15/25	100	104
4.25%, 3/15/43	25	26

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Verizon Communications, Inc., 4.67%, 3/15/55		$82	$77
5.01%, 8/21/54		44	44
Visa, Inc., 3.15%, 12/14/25		150	151
Wal-Mart Stores, Inc., 2.55%, 4/11/23		175	174
Wells Fargo & Co., 3.00%, 10/23/26		100	95
MTN 4.10%, 6/3/26		100	101
			5,045
Total Corporate Bonds (Cost $14,054)			13,968
Mortgages — Other (0.5%)
United States (0.5%)
Freddie Mac Whole Loan Securities Trust, 3.00%, 9/25/45 - 7/25/46		241	235
3.50%, 5/25/45 - 7/25/46		346	349
4.00%, 5/25/45		28	28
Total Mortgages — Other (Cost $622)			612
Sovereign (18.2%)
Australia (0.2%)
Australia Government Bond, 3.25%, 4/21/25	AUD	400	301
Austria (0.7%)
Austria Government Bond, 1.20%, 10/20/25 (c)	EUR	200	228
Republic of Austria Government Bond, 3.50%, 9/15/21 (c)		510	636
			864
Belgium (0.7%)
Belgium Government Bond, 0.80%, 6/22/25 (c)		800	873
Bermuda (0.2%)
Bermuda Government International Bond, 4.85%, 2/6/24 (c)		$200	209
Brazil (0.5%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21 - 1/1/23	BRL	2,200	614
Canada (1.4%)
Canadian Government Bond, 1.50%, 6/1/23	CAD	1,250	937
3.25%, 6/1/21		1,060	863
			1,800
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd., 2.63%, 10/17/20	EUR	130	147
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (c)		$200	199
			346
	Face Amount (000)		Value (000)
France (1.1%)
France Government Bond OAT, 1.00%, 11/25/25	EUR	100	110
1.75%, 5/25/23		370	432
3.25%, 5/25/45		160	232
5.50%, 4/25/29		360	586
			1,360
Germany (0.6%)
Bundesrepublik Deutschland, 4.25%, 7/4/39		300	543
4.75%, 7/4/34		90	160
			703
Greece (0.3%)
Hellenic Republic Government Bond, 3.00%, 2/24/23 - 2/24/42 (e)		480	346
Hungary (0.5%)
Hungary Government Bond, 5.50%, 6/24/25	HUF	83,500	341
Hungary Government International Bond, 5.75%, 11/22/23		$300	333
			674
Indonesia (0.3%)
Indonesia Government International Bond, 5.88%, 1/15/24 (c)		400	442
Ireland (0.1%)
Ireland Government Bond, 5.40%, 3/13/25	EUR	80	117
Italy (1.3%)
Italy Buoni Poliennali Del Tesoro, 0.65%, 11/1/20		540	577
1.50%, 6/1/25		210	220
2.35%, 9/15/24 (c)		536	645
5.00%, 9/1/40		100	146
			1,588
Japan (5.6%)
Japan Government Ten Year Bond, 0.10%, 6/20/26	JPY	160,000	1,380
0.50%, 9/20/24		140,000	1,246
1.10%, 3/20/21 - 6/20/21		196,000	1,766
1.70%, 6/20/18		92,000	809
Japan Government Thirty Year Bond, 1.70%, 6/20/33		109,000	1,130
2.00%, 9/20/40		72,000	800
			7,131
Mexico (0.3%)
Mexican Bonos, 6.50%, 6/10/21	MXN	4,000	188
Petroleos Mexicanos, 4.88%, 1/18/24		$130	126
6.38%, 1/23/45		50	46
			360

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Netherlands (0.2%)
Netherlands Government Bond, 0.25%, 7/15/25 (c)	EUR	300	317
Poland (0.7%)
Poland Government Bond, 2.50%, 7/25/26	PLN	3,700	805
4.00%, 10/25/23		600	149
			954
Saudi Arabia (0.3%)
Saudi Government International Bond, 2.38%, 10/26/21 (c)		$370	360
South Africa (0.1%)
South Africa Government Bond, 8.00%, 1/31/30	ZAR	1,500	98
Spain (1.0%)
Spain Government Bond, 0.75%, 7/30/21	EUR	480	517
1.15%, 7/30/20		120	131
2.15%, 10/31/25 (c)		150	169
Spain Government Inflation Linked Bond, 1.00%, 11/30/30 (c)		311	347
1.80%, 11/30/24 (c)		50	60
			1,224
United Kingdom (1.8%)
United Kingdom Gilt, 1.50%, 1/22/21	GBP	190	244
2.00%, 9/7/25		80	106
2.75%, 9/7/24		525	733
4.25%, 6/7/32 - 9/7/39		690	1,209
			2,292
Total Sovereign (Cost $24,298)			22,973
U.S. Treasury Securities (1.2%)
United States (1.2%)
U.S. Treasury Bonds, 2.50%, 2/15/45		$290	258
3.88%, 8/15/40		220	253
U.S. Treasury Note, 1.38%, 1/31/21		1,100	1,083
Total U.S. Treasury Securities (Cost $1,595)			1,594
Total Fixed Income Securities (Cost $47,042)			45,566
	Shares
Common Stocks (41.6%)
Australia (0.9%)
AGL Energy Ltd.		677	11
Alumina Ltd.		7,072	9
Amcor Ltd.		2,089	23
AMP Ltd.		5,422	20
ASX Ltd.		375	13
Australia & New Zealand Banking Group Ltd.		5,059	111
BHP Billiton Ltd.		4,416	80
	Shares	Value (000)
Brambles Ltd.	2,347	$21
CIMIC Group Ltd.	311	8
Coca-Cola Amatil Ltd.	403	3
Commonwealth Bank of Australia	1,913	114
CSL Ltd.	753	55
CYBG PLC CDI (f)	888	3
Fortescue Metals Group Ltd.	2,175	9
GPT Group REIT	5,821	21
Incitec Pivot Ltd.	3,371	9
Insurance Australia Group Ltd.	3,794	16
Iron Mountain, Inc. CDI	78	2
Macquarie Group Ltd.	541	34
National Australia Bank Ltd.	3,813	84
Newcrest Mining Ltd.	987	14
Orica Ltd.	817	10
Origin Energy Ltd.	1,806	9
Orora Ltd.	2,089	5
QBE Insurance Group Ltd.	2,787	25
Rio Tinto Ltd.	594	26
Santos Ltd.	1,513	4
Scentre Group REIT	7,639	26
Shopping Centres Australasia Property Group REIT	347	1
South32 Ltd.	7,996	16
South32 Ltd.	4,416	9
Star Entertainment Grp Ltd. (The)	278	1
Stockland REIT	7,226	24
Suncorp Group Ltd.	2,222	22
Sydney Airport	574	2
Tabcorp Holdings Ltd.	285	1
Telstra Corp., Ltd.	5,482	20
Transurban Group	2,557	19
Treasury Wine Estates Ltd.	1,224	9
Wesfarmers Ltd.	1,477	45
Westfield Corp. REIT	3,501	24
Westpac Banking Corp.	3,877	91
Woodside Petroleum Ltd.	850	19
Woolworths Ltd.	1,656	29
		1,097
Austria (0.0%)
BUWOG AG (f)	28	1
Erste Group Bank AG (f)	1,134	33
Immofinanz AG (f)	560	1
Raiffeisen Bank International AG (f)	343	7
Verbund AG	75	1
Voestalpine AG	158	6
		49
Belgium (0.1%)
Ageas	219	9
Anheuser-Busch InBev N.V.	525	56
Colruyt SA	71	3
Groupe Bruxelles Lambert SA	119	10

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Belgium (cont'd)
KBC Group N.V.	824	$51
Solvay SA	57	7
Umicore SA	127	7
		143
Canada (1.0%)
Agnico-Eagle Mines Ltd.	200	8
Agrium, Inc.	200	20
Bank of Montreal	500	36
Bank of Nova Scotia	800	45
Barrick Gold Corp.	1,100	18
Barrick Gold Corp.	19,230	307
BCE, Inc.	1,000	43
Blackberry Ltd. (f)	500	3
Brookfield Asset Management, Inc., Class A	1,050	35
Brookfield Business Partners LP	21	1
Cameco Corp.	500	5
Canadian Imperial Bank of Commerce	500	41
Canadian National Railway Co.	1,000	67
Canadian Natural Resources Ltd.	1,000	32
Canadian Pacific Railway Ltd.	200	29
Cenovus Energy, Inc.	800	12
Crescent Point Energy Corp.	300	4
Eldorado Gold Corp. (f)	600	2
Enbridge, Inc.	900	38
Encana Corp.	900	11
Goldcorp, Inc.	800	11
Imperial Oil Ltd.	100	3
Kinross Gold Corp. (f)	1,200	4
Loblaw Cos., Ltd.	129	7
Magna International, Inc.	600	26
Manulife Financial Corp.	2,900	52
National Bank of Canada	400	16
Penn West Petroleum Ltd. (f)	500	1
Potash Corp. of Saskatchewan, Inc.	900	16
Power Corp. of Canada	600	13
PrairieSky Royalty Ltd.	20	—	@
Rogers Communications, Inc., Class B	400	15
Royal Bank of Canada	1,200	81
Silver Wheaton Corp.	400	8
Sun Life Financial, Inc.	800	31
Suncor Energy, Inc.	1,600	52
Teck Resources Ltd., Class B	500	10
Thomson Reuters Corp.	500	22
Toronto-Dominion Bank (The)	1,800	89
TransCanada Corp.	600	27
Yamana Gold, Inc.	900	2
		1,243
Chile (0.0%)
Antofagasta PLC	1,392	11
	Shares	Value (000)
China (0.0%)
Hanergy Thin Film Power Group Ltd. (f)(g)(h)(i)	18,000	$—	@
Wynn Macau Ltd. (g)	2,800	5
Yum China Holdings, Inc. (f)	282	7
		12
Colombia (0.0%)
Millicom International Cellular SA SDR	268	11
Denmark (0.3%)
AP Moeller - Maersk A/S Series A	5	7
AP Moeller - Maersk A/S Series B	10	16
Danske Bank A/S	684	21
DSV A/S	2,625	117
ISS A/S	2,270	77
Novo Nordisk A/S Series B	4,075	147
Novozymes A/S Series B	330	11
Vestas Wind Systems A/S	387	25
		421
Finland (0.1%)
Elisa Oyj	163	5
Fortum Oyj	382	6
Kone Oyj, Class B	343	15
Metso Oyj	120	4
Nokia Oyj	3,329	16
Nokian Renkaat Oyj	141	5
Sampo Oyj, Class A	355	16
Stora Enso Oyj, Class R	588	6
UPM-Kymmene Oyj	325	8
Valmet Oyj	120	2
Wartsila Oyj	171	8
		91
France (3.0%)
Accor SA	6,155	230
Aeroports de Paris (ADP)	282	30
Air Liquide SA	303	34
Airbus Group SE	396	26
Alstom SA (f)	238	7
Atos SE	1,784	188
AXA SA	1,795	45
BNP Paribas SA	4,269	272
Bouygues SA	5,036	180
Cap Gemini SA	3,478	293
Carrefour SA	436	10
CGG SA (f)	5	—	@
Christian Dior SE	75	16
Cie de Saint-Gobain	10,716	499
Cie Generale des Etablissements Michelin	214	24
Credit Agricole SA	4,622	57
Danone SA	432	27
Electricite de France SA	253	3
Engie SA	1,158	15
Essilor International SA	178	20
Fonciere Des Regions REIT	31	3

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Gecina SA REIT	22	$3
Groupe Eurotunnel SE	6,176	59
Hermes International	11	5
Klepierre REIT	187	7
L'Oreal SA	246	45
Legrand SA	114	6
LVMH Moet Hennessy Louis Vuitton SE	185	35
Metropole Television SA	834	16
Natixis SA	2,754	16
Orange SA	1,686	26
Pernod Ricard SA	206	22
Peugeot SA (f)	26,255	428
Publicis Groupe SA	183	13
Renault SA	194	17
Rexel SA	5,315	87
Safran SA	147	11
Sanofi	455	37
Schneider Electric SE	459	32
SES SA	360	8
Societe Generale SA	3,115	153
Sodexo SA	160	18
Technip SA	93	7
Television Francaise 1	2,955	29
Thales SA	92	9
Total SA	1,305	67
Unibail-Rodamco SE REIT	52	12
Vallourec SA (f)	98	1
Veolia Environnement SA	344	6
Vinci SA	8,224	560
Vivendi SA	1,030	20
		3,734
Germany (0.8%)
Adidas AG	126	20
Allianz SE (Registered)	284	47
BASF SE	417	39
Bayer AG (Registered)	471	49
Bayerische Motoren Werke AG	254	24
Commerzbank AG	3,185	24
Continental AG	60	12
Daimler AG (Registered)	486	36
Deutsche Bank AG (Registered) (f)	628	11
Deutsche Boerse AG (f)	2,909	237
Deutsche Lufthansa AG (Registered)	129	2
Deutsche Post AG (Registered)	433	14
Deutsche Telekom AG (Registered)	1,535	26
E.ON SE	1,058	7
Esprit Holdings Ltd. (f)(g)	2,897	2
Fraport AG Frankfurt Airport Services Worldwide	752	45
Fresenius Medical Care AG & Co., KGaA	133	11
Fresenius SE & Co., KGaA	290	23
HeidelbergCement AG	44	4
	Shares	Value (000)
Henkel AG & Co., KGaA	114	$12
Henkel AG & Co., KGaA (Preference)	211	25
Infineon Technologies AG	911	16
K&S AG (Registered)	63	2
Lanxess AG	38	3
Linde AG	109	18
Merck KGaA	138	14
Metro AG	125	4
Muenchener Rueckversicherungs AG (Registered)	146	28
Osram Licht AG	40	2
Porsche Automobil Holding SE (Preference)	188	10
ProSiebenSat.1 Media SE (Registered)	3,076	119
QIAGEN N.V. (f)	334	9
RWE AG (f)	346	4
Salzgitter AG	52	2
SAP SE	563	49
Siemens AG (Registered)	408	50
Stroeer SE & Co. KGaA	544	24
ThyssenKrupp AG	146	4
Uniper SE (f)	105	1
Volkswagen AG	26	4
Volkswagen AG (Preference)	107	15
		1,048
Greece (0.0%)
National Bank of Greece SA (f)	9	—	@
Hong Kong (0.3%)
Bank of East Asia Ltd. (The)	3,587	14
BOC Hong Kong Holdings Ltd.	4,500	16
Cheung Kong Property Holdings Ltd.	4,052	25
CK Hutchison Holdings Ltd.	4,052	46
CLP Holdings Ltd.	2,700	25
Global Brands Group Holding Ltd. (f)	8,000	1
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	4,000	8
Hang Seng Bank Ltd.	1,700	32
Henderson Land Development Co., Ltd.	3,435	18
Hong Kong & China Gas Co., Ltd.	7,773	14
Hong Kong Exchanges and Clearing Ltd.	1,430	34
Kerry Logistics Network Ltd.	750	1
Kerry Properties Ltd.	1,500	4
Link REIT	2,754	18
MTR Corp., Ltd.	3,366	16
New World Development Co., Ltd.	7,821	8
Power Assets Holdings Ltd.	2,000	18
Sands China Ltd.	3,200	14
Sino Land Co., Ltd.	6,288	9
Sun Hung Kai Properties Ltd.	2,530	32
Swire Pacific Ltd., Class A	1,000	10
Swire Properties Ltd.	950	3
Wharf Holdings Ltd. (The)	1,400	9
		378

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Ireland (0.2%)
Bank of Ireland (f)	82,044	$20
CRH PLC	6,324	220
		240
Italy (0.7%)
Assicurazioni Generali SpA	766	11
Atlantia SpA	10,494	246
Banco Popolare SC	215	1
Enel SpA	4,573	20
Eni SpA	1,280	21
Ferrari N.V.	61	3
Intesa Sanpaolo SpA	46,478	118
Italgas SpA (f)	197	1
Leonardo-Finmeccanica SpA (f)	351	5
Luxottica Group SpA	69	4
Mediaset SpA	23,722	103
Mediobanca SpA	35,349	289
Prysmian SpA	116	3
Rizzoli Corriere Della Sera Mediagroup SpA (f)	41	—	@
Saipem SpA (f)	151	—	@
Snam SpA	989	4
Telecom Italia SpA (f)	7,592	7
Terna Rete Elettrica Nazionale SpA	922	4
UniCredit SpA	16,814	48
Unione di Banche Italiane SpA	3,059	8
		896
Japan (3.0%)
Aeon Co., Ltd.	1,900	27
Aisin Seiki Co., Ltd.	400	17
Ajinomoto Co., Inc.	2,000	40
Asahi Glass Co., Ltd.	2,000	14
Asahi Group Holdings Ltd.	900	28
Asahi Kasei Corp.	3,000	26
Astellas Pharma, Inc.	2,500	35
Bridgestone Corp.	1,200	43
Canon, Inc.	1,300	37
Central Japan Railway Co.	234	39
Chubu Electric Power Co., Inc.	1,100	15
Chugoku Electric Power Co., Inc. (The)	700	8
Concordia Financial Group Ltd.	5,000	24
Dai Nippon Printing Co., Ltd.	1,000	10
Dai-ichi Life Insurance Co., Ltd. (The)	1,700	28
Daiichi Sankyo Co., Ltd.	1,000	20
Daikin Industries Ltd.	400	37
Daiwa House Industry Co., Ltd.	2,000	55
Daiwa Securities Group, Inc.	5,000	31
Denso Corp.	700	30
East Japan Railway Co.	500	43
Eisai Co., Ltd.	600	34
FANUC Corp.	300	51
Fast Retailing Co., Ltd.	100	36
FUJIFILM Holdings Corp.	1,000	38
Fujitsu Ltd.	4,000	22
	Shares	Value (000)
Hankyu Hanshin Holdings, Inc.	1,000	$32
Hitachi Ltd.	5,000	27
Honda Motor Co., Ltd.	1,900	56
Hoya Corp.	900	38
Inpex Corp.	1,200	12
ITOCHU Corp.	2,200	29
Japan Tobacco, Inc.	1,246	41
JFE Holdings, Inc.	900	14
JX Holdings, Inc.	4,300	18
Kansai Electric Power Co., Inc. (The) (f)	1,200	13
Kao Corp.	700	33
KDDI Corp.	1,800	46
Keyence Corp.	200	137
Kintetsu Group Holdings Co., Ltd.	6,000	23
Kirin Holdings Co., Ltd.	2,000	33
Kobe Steel Ltd. (f)	800	8
Komatsu Ltd.	1,600	36
Konica Minolta, Inc.	1,500	15
Kubota Corp.	3,000	43
Kuraray Co., Ltd.	1,000	15
Kyocera Corp.	600	30
Kyushu Electric Power Co., Inc.	800	9
LIXIL Group Corp.	1,100	25
Marubeni Corp.	3,000	17
Mitsubishi Chemical Holdings Corp.	3,500	23
Mitsubishi Corp.	1,800	38
Mitsubishi Electric Corp.	3,000	42
Mitsubishi Estate Co., Ltd.	2,000	40
Mitsubishi Heavy Industries Ltd.	7,000	32
Mitsui & Co., Ltd.	2,200	30
Mitsui Fudosan Co., Ltd.	2,000	46
Mitsui OSK Lines Ltd.	3,000	8
Mizuho Financial Group, Inc.	28,900	52
MS&AD Insurance Group Holdings, Inc.	1,100	34
Murata Manufacturing Co., Ltd.	300	40
NEC Corp.	8,000	21
NGK Insulators Ltd.	1,000	19
Nidec Corp.	400	35
Nikon Corp.	800	12
Nintendo Co., Ltd.	100	21
Nippon Building Fund, Inc. REIT	4	22
Nippon Steel Sumitomo Metal Corp.	1,000	22
Nippon Telegraph & Telephone Corp.	1,400	59
Nippon Yusen KK	3,000	6
Nissan Motor Co., Ltd.	3,000	30
Nitto Denko Corp.	300	23
Nomura Holdings, Inc.	5,300	31
NTT DoCoMo, Inc.	2,100	48
Odakyu Electric Railway Co., Ltd.	1,500	30
Olympus Corp.	500	17
Omron Corp.	700	27
Oriental Land Co., Ltd.	800	45
ORIX Corp.	1,710	27

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Osaka Gas Co., Ltd.	5,000	$19
Panasonic Corp.	2,800	29
Rakuten, Inc.	2,000	20
Ricoh Co., Ltd.	2,000	17
Rohm Co., Ltd.	300	17
Secom Co., Ltd.	500	37
Sekisui House Ltd.	2,000	33
Seven & I Holdings Co., Ltd.	1,200	46
Sharp Corp. (f)	2,000	5
Shikoku Electric Power Co., Inc.	500	5
Shin-Etsu Chemical Co., Ltd.	500	39
Shionogi & Co., Ltd.	1,200	58
Shiseido Co., Ltd.	800	20
Shizuoka Bank Ltd. (The)	3,000	25
SMC Corp.	200	48
SoftBank Group Corp.	1,100	73
Sompo Holdings, Inc.	1,000	34
Sony Corp.	1,300	36
Sumitomo Chemical Co., Ltd.	3,000	14
Sumitomo Corp.	1,900	22
Sumitomo Electric Industries Ltd.	1,200	17
Sumitomo Metal Mining Co., Ltd.	1,000	13
Sumitomo Mitsui Financial Group, Inc.	1,900	73
Sumitomo Mitsui Trust Holdings, Inc.	500	18
Sumitomo Realty & Development Co., Ltd.	1,000	27
Suzuki Motor Corp.	700	25
T&D Holdings, Inc.	1,700	22
Takeda Pharmaceutical Co., Ltd.	900	37
TDK Corp.	400	28
Terumo Corp.	1,000	37
Tohoku Electric Power Co., Inc.	1,000	13
Tokio Marine Holdings, Inc.	1,100	45
Tokyo Electric Power Co. Holdings Inc, (f)	3,400	14
Tokyo Electron Ltd.	500	47
Tokyo Gas Co., Ltd.	4,000	18
Tokyu Corp.	3,000	22
Toray Industries, Inc.	3,000	24
Toshiba Corp. (f)	5,000	12
Toyota Industries Corp.	800	38
Toyota Motor Corp.	3,400	200
West Japan Railway Co.	400	25
Yahoo! Japan Corp.	4,700	18
Yamada Denki Co., Ltd.	2,500	13
Yamato Holdings Co., Ltd.	400	8
		3,809
Kazakhstan (0.0%)
KAZ Minerals PLC (f)	1,037	4
Netherlands (0.6%)
ABN AMRO Group N.V. CVA (c)	690	15
Akzo Nobel N.V.	228	14
ArcelorMittal (f)	786	6
ASML Holding N.V.	299	34
	Shares	Value (000)
CNH Industrial N.V.	456	$4
Fiat Chrysler Automobiles N.V.	607	6
Fugro N.V. CVA (f)	56	1
Heineken N.V.	360	27
ING Groep N.V.	14,663	206
Koninklijke KPN N.V.	1,070	3
Koninklijke Philips N.V.	1,098	34
Koninklijke Vopak N.V.	68	3
PostNL N.V. (f)	385	2
Priceline Group, Inc. (The) (f)	48	70
Randstad Holding N.V.	4,315	234
Unilever N.V. CVA	1,146	47
		706
New Zealand (0.0%)
Auckland International Airport Ltd.	1,674	7
Contact Energy Ltd.	1,252	4
Fletcher Building Ltd.	1,181	9
Mercury NZ Ltd.	1,212	3
Meridian Energy Ltd.	2,247	4
Ryman Healthcare Ltd.	661	4
Spark New Zealand Ltd.	3,134	7
		38
Norway (0.1%)
Akastor ASA (f)	246	1
Aker Solutions ASA (f)	246	1
DNB ASA	2,312	34
Kvaerner ASA (f)	246	—	@
Norsk Hydro ASA	1,778	9
Orkla ASA	1,208	11
REC Silicon ASA (f)	1,171	—	@
Statoil ASA	2,284	42
Subsea 7 SA (f)	420	5
Telenor ASA	995	15
Yara International ASA	352	14
		132
Poland (0.0%)
Jeronimo Martins SGPS SA	241	4
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (f)(h)(i)	78,166	—
EDP - Energias de Portugal SA	2,371	7
Galp Energia SGPS SA	247	4
Pharol SGPS SA (Registered)	610	—	@
		11
Spain (0.6%)
Abertis Infraestructuras SA	292	4
ACS Actividades de Construccion y Servicios SA	189	6
Amadeus IT Holding SA, Class A	176	8
Banco Bilbao Vizcaya Argentaria SA	22,661	153
Banco de Sabadell SA	19,942	28
Banco Popular Espanol SA	10,379	10
Banco Santander SA	48,713	254
Bankia SA	13,494	14

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Spain (cont'd)
Bankinter SA	1,977	$15
CaixaBank SA	8,627	29
Distribuidora Internacional de Alimentacion SA	556	3
Enagas SA	211	5
Ferrovial SA	309	6
Gas Natural SDG SA	192	4
Iberdrola SA	2,771	18
Industria de Diseno Textil SA	824	28
Mediaset Espana Comunicacion SA	7,496	88
Red Electrica Corp., SA	338	6
Repsol SA	846	12
Telefonica SA	2,506	23
		714
Sweden (0.9%)
Alfa Laval AB	1,433	24
Assa Abloy AB, Class B	3,402	63
Atlas Copco AB, Class A	2,752	84
Atlas Copco AB, Class B	1,447	39
Boliden AB	904	24
Electrolux AB, Class B	644	16
Hennes & Mauritz AB, Class B	3,058	85
Hexagon AB, Class B	800	29
Husqvarna AB, Class B	486	4
Investor AB, Class B	1,472	55
Kinnevik AB, Class B	376	9
Nordea Bank AB	10,414	116
Ratos AB, Class B	242	1
Sandvik AB	3,965	49
Skandinaviska Enskilda Banken AB, Class A	7,682	81
Skanska AB, Class B	815	19
SKF AB, Class B	1,216	22
Svenska Cellulosa AB SCA, Class B	1,952	55
Svenska Handelsbanken AB, Class A	7,581	105
Swedbank AB, Class A	1,753	42
Swedish Match AB	1,446	46
Tele2 AB, Class B	1,116	9
Telefonaktiebolaget LM Ericsson, Class B	10,055	59
Telia Co AB	14,846	60
Volvo AB, Class B	5,564	65
		1,161
Switzerland (3.3%)
ABB Ltd. (Registered) (f)	9,136	193
Actelion Ltd. (Registered) (f)	826	179
Adecco Group AG (Registered)	6,265	410
Baloise Holding AG (Registered)	328	41
Cie Financiere Richemont SA (Registered)	1,741	115
Credit Suisse Group AG (Registered) (f)	4,492	65
GAM Holding AG (f)	1,136	13
Geberit AG (Registered)	272	109
Givaudan SA (Registered)	43	79
Julius Baer Group Ltd. (f)	872	39
Kuehne & Nagel International AG (Registered)	257	34
	Shares	Value (000)
LafargeHolcim Ltd. (Registered) (f)	326	$17
LafargeHolcim Ltd. (Registered) (f)	843	44
Lonza Group AG (Registered) (f)	409	71
Nestle SA (Registered)	10,453	750
Novartis AG (Registered)	4,021	293
Roche Holding AG (Genusschein)	3,741	855
Schindler Holding AG	292	52
SGS SA (Registered)	41	83
Sonova Holding AG (Registered)	429	52
Swatch Group AG (The)	117	36
Swiss Life Holding AG (Registered) (f)	132	37
Swiss Re AG	487	46
Syngenta AG (Registered)	460	182
UBS Group AG (Registered)	13,619	213
Zurich Insurance Group AG (f)	679	187
		4,195
United Kingdom (4.1%)
3i Group PLC	3,261	28
Admiral Group PLC	901	20
Amec Foster Wheeler PLC	1,092	6
Anglo American PLC (f)	3,171	45
AstraZeneca PLC	2,019	110
Aviva PLC	13,275	80
BAE Systems PLC	12,139	88
Barclays PLC	54,110	149
BHP Billiton PLC	5,253	85
BP PLC	28,021	176
British American Tobacco PLC	4,370	249
British Land Co., PLC REIT	3,287	26
BT Group PLC	32,687	148
Burberry Group PLC	1,066	20
Cairn Energy PLC (f)	1,775	5
Capita PLC	2,751	18
Centrica PLC	15,214	44
Compass Group PLC	6,569	122
Diageo PLC	5,814	151
Experian PLC	3,959	77
G4S PLC	8,758	25
GlaxoSmithKline PLC	6,524	126
Glencore PLC (f)	19,295	66
Hammerson PLC REIT	2,600	18
HSBC Holdings PLC	19,025	154
Imperial Brands PLC	2,675	117
Indivior PLC	1,957	7
Inmarsat PLC	565	5
International Consolidated Airlines Group SA	1,054	6
International Consolidated Airlines Group SA	36,988	201
Intu Properties PLC REIT	2,045	7
Investec PLC	1,910	13
Johnson Matthey PLC	595	23
Land Securities Group PLC REIT	2,805	37
Legal & General Group PLC	15,590	48
Liberty Global PLC LiLAC, Class A (f)	57	1

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Liberty Global PLC LiLAC Series C (f)	143	$3
Lloyds Banking Group PLC	64,323	50
Lonmin PLC (f)	2	—	@
Man Group PLC	5,542	8
Marks & Spencer Group PLC	3,516	15
National Grid PLC	9,180	108
NEX Group PLC	898	5
Next PLC	807	50
Old Mutual PLC	12,769	33
Petrofac Ltd.	955	10
Prudential PLC	8,978	180
Randgold Resources Ltd.	212	17
Reckitt Benckiser Group PLC	1,957	166
RELX PLC	4,610	82
Rio Tinto PLC	3,324	129
Rolls-Royce Holdings PLC (f)	8,068	66
Royal Bank of Scotland Group PLC (f)	7,936	22
Royal Dutch Shell PLC, Class A	10,520	291
Royal Dutch Shell PLC, Class B	5,839	169
RSA Insurance Group PLC	2,585	19
Schroders PLC	327	12
Segro PLC REIT	2,739	15
Severn Trent PLC	709	19
Shire PLC	2,792	161
Shire PLC ADR	302	51
Sky PLC	4,900	60
Smith & Nephew PLC	3,792	57
Smiths Group PLC	1,475	26
SSE PLC	2,803	54
Standard Chartered PLC (f)	3,595	29
Standard Life PLC	5,617	26
Tesco PLC (f)	17,402	44
TP ICAP PLC	734	4
Tullow Oil PLC (f)	2,653	10
Unilever PLC	3,047	124
United Utilities Group PLC	2,163	24
Vodafone Group PLC	84,324	208
Weir Group PLC (The)	647	15
WM Morrison Supermarkets PLC	7,216	21
Wolseley PLC	788	48
WPP PLC	8,038	180
		5,112
United States (21.6%)
3M Co.	1,599	286
Abbott Laboratories	2,592	100
AbbVie, Inc.	2,512	157
Accenture PLC, Class A	1,286	151
Adient plc (f)	31	2
Adobe Systems, Inc. (f)	534	55
AdvanSix, Inc. (f)	113	3
AES Corp.	564	7
Aetna, Inc.	475	59
	Shares	Value (000)
Agilent Technologies, Inc.	403	$18
Alexion Pharmaceuticals, Inc. (f)	311	38
Allergan PLC (f)	399	84
Alliant Energy Corp.	100	4
Alphabet, Inc., Class A (f)	438	347
Alphabet, Inc., Class C (f)	429	331
Altria Group, Inc.	4,110	278
Amazon.com, Inc. (f)	633	475
Ameren Corp.	289	15
American Electric Power Co., Inc.	632	40
American Express Co.	5,554	411
American International Group, Inc.	2,820	184
American Tower Corp. REIT	338	36
American Water Works Co., Inc.	100	7
Ameriprise Financial, Inc.	201	22
AmerisourceBergen Corp.	344	27
Amgen, Inc.	1,568	229
Amphenol Corp., Class A	528	35
Anadarko Petroleum Corp.	1,392	97
Analog Devices, Inc.	152	11
Annaly Capital Management, Inc. REIT	577	6
Anthem, Inc.	412	59
Apache Corp.	219	14
Apple, Inc.	7,475	866
Archer-Daniels-Midland Co.	300	14
AT&T, Inc.	9,496	404
Automatic Data Processing, Inc.	301	31
Avery Dennison Corp.	261	18
Baker Hughes, Inc.	421	27
Bank of America Corp.	16,733	370
Bank of New York Mellon Corp. (The)	609	29
Baxter International, Inc.	1,738	77
BB&T Corp.	576	27
Becton Dickinson and Co.	383	63
Bed Bath & Beyond, Inc.	281	11
Berkshire Hathaway, Inc., Class B (f)	1,470	240
Biogen, Inc. (f)	610	173
BlackRock, Inc.	509	194
Boeing Co. (The)	1,231	192
Boston Properties, Inc. REIT	158	20
Boston Scientific Corp. (f)	1,146	25
Bristol-Myers Squibb Co.	4,248	248
Broadcom Ltd.	7	1
Brookfield Property Partners LP	40	1
Brown-Forman Corp., Class B	100	5
C.H. Robinson Worldwide, Inc.	209	15
California Resources Corp. (f)	97	2
Campbell Soup Co.	100	6
Capital One Financial Corp.	201	18
Cardinal Health, Inc.	364	26
Care Capital Properties, Inc. REIT	84	2
Carnival Corp.	2	—	@
Caterpillar, Inc.	1,412	131

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CBS Corp., Class B	471	$30
CDK Global, Inc.	137	8
Celgene Corp. (f)	1,824	211
Centene Corp. (f)	100	6
CenterPoint Energy, Inc.	358	9
CenturyLink, Inc.	768	18
Cerner Corp. (f)	530	25
CF Industries Holdings, Inc.	35	1
Charles Schwab Corp. (The)	787	31
Charter Communications, Inc. (f)	165	48
Chemours Co. (The)	440	10
Chesapeake Energy Corp. (f)	213	2
Chevron Corp.	2,502	294
Chipotle Mexican Grill, Inc. (f)	40	15
Church & Dwight Co., Inc.	100	4
Cigna Corp.	383	51
Cintas Corp.	169	20
Cisco Systems, Inc.	7,097	214
CIT Group, Inc.	324	14
Citigroup, Inc.	4,436	264
Citrix Systems, Inc. (f)	223	20
Cliffs Natural Resources, Inc. (f)	15	—	@
Clorox Co. (The)	100	12
CME Group, Inc.	191	22
CMS Energy Corp.	100	4
Coach, Inc.	312	11
Coca-Cola Co.	3,457	143
Coca-Cola European Partners PLC	102	3
Cognizant Technology Solutions Corp., Class A (f)	406	23
Colgate-Palmolive Co.	4,344	284
Comcast Corp., Class A	3,934	272
Comerica, Inc.	201	14
Conagra Brands, Inc.	200	8
Concho Resources, Inc. (f)	109	14
ConocoPhillips	2,427	122
CONSOL Energy, Inc.	304	6
Consolidated Edison, Inc.	506	37
Constellation Brands, Inc., Class A	100	15
Costco Wholesale Corp.	1,319	211
Coty, Inc., Class A	200	4
CR Bard, Inc.	111	25
Crown Castle International Corp. REIT	315	27
CST Brands, Inc.	71	3
CSX Corp.	510	18
Cummins, Inc.	9	1
CVS Health Corp.	4,748	375
Danaher Corp.	729	57
DaVita, Inc. (f)	372	24
Deere & Co.	22	2
Dell Technologies, Inc. - VMware, Inc., Class V (f)	583	32
DENTSPLY SIRONA, Inc.	100	6
	Shares	Value (000)
Devon Energy Corp.	246	$11
Discover Financial Services	385	28
Discovery Communications, Inc., Class A (f)	385	11
Discovery Communications, Inc., Class C (f)	655	18
Dominion Resources, Inc.	544	42
Dow Chemical Co. (The)	2,370	136
Dr. Pepper Snapple Group, Inc.	100	9
DTE Energy Co.	353	35
Duke Energy Corp.	1,645	128
Dun & Bradstreet Corp. (The)	144	17
Eaton Corp., PLC	27	2
eBay, Inc. (f)	2,339	69
Ecolab, Inc.	29	3
Edison International	528	38
Edwards Lifesciences Corp. (f)	384	36
EI du Pont de Nemours & Co.	1,830	134
Eli Lilly & Co.	2,092	154
Emerson Electric Co.	1,514	84
Endo International PLC (f)	100	2
Entergy Corp.	355	26
Envision Healthcare Corp. (f)	100	6
EOG Resources, Inc.	570	58
Equity Residential REIT	327	21
ESC Seventy Seven (f)(i)	15	—
Estee Lauder Cos., Inc. (The), Class A	358	27
Eversource Energy	200	11
Exelon Corp.	859	31
EXOR N.V.	55	2
Express Scripts Holding Co. (f)	1,370	94
Exxon Mobil Corp.	5,094	460
Facebook, Inc., Class A (f)	1,930	222
Fastenal Co.	14	1
FedEx Corp.	309	58
Fifth Third Bancorp	605	16
FirstEnergy Corp.	481	15
Fluor Corp.	41	2
FMC Technologies, Inc. (f)	89	3
Ford Motor Co.	7,024	85
Fortive Corp.	264	14
Franklin Resources, Inc.	291	12
Freeport-McMoRan, Inc. (f)	12,240	161
Frontier Communications Corp.	1,003	3
General Dynamics Corp.	66	11
General Electric Co.	7,578	239
General Growth Properties, Inc. REIT	565	14
General Mills, Inc.	806	50
Gilead Sciences, Inc.	2,113	151
Goldman Sachs Group, Inc. (The)	855	205
Grifols SA	163	3
Grifols SA, (Preference) Class B	38	1
Halliburton Co.	11,550	625
Halyard Health, Inc. (f)	265	10
HCA Holdings, Inc. (f)	100	7

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
HCP, Inc. REIT	288	$9
Henry Schein, Inc. (f)	149	23
Hershey Co. (The)	249	26
Hess Corp.	209	13
Hewlett Packard Enterprise Co.	1,736	40
Hologic, Inc. (f)	100	4
Home Depot, Inc.	2,370	318
Honeywell International, Inc.	2,431	282
Hormel Foods Corp.	100	3
HP, Inc.	1,546	23
Humana, Inc.	218	44
Illinois Tool Works, Inc.	26	3
Illumina, Inc. (f)	100	13
Intel Corp.	4,263	155
Intercontinental Exchange, Inc.	575	32
International Business Machines Corp.	1,426	237
Interpublic Group of Cos., Inc. (The)	610	14
Intuit, Inc.	295	34
Intuitive Surgical, Inc. (f)	43	27
Invesco Ltd.	432	13
Iron Mountain, Inc. REIT	381	12
JM Smucker Co. (The)	100	13
Johnson & Johnson	5,080	585
Johnson Controls International PLC	316	13
Joy Global, Inc.	41	1
JPMorgan Chase & Co.	6,528	563
Juniper Networks, Inc.	558	16
Kellogg Co.	483	36
KeyCorp	539	10
Keysight Technologies, Inc. (f)	101	4
Kimberly-Clark Corp.	1,490	170
Kimco Realty Corp. REIT	486	12
Kohl's Corp.	272	13
Koninklijke Ahold Delhaize N.V.	882	19
Kraft Heinz Co. (The)	386	34
Kroger Co. (The)	1,350	47
L Brands, Inc.	240	16
Laboratory Corp. of America Holdings (f)	255	33
Las Vegas Sands Corp.	147	8
Level 3 Communications, Inc. (f)	100	6
Li & Fung Ltd. (g)	8,000	4
Liberty Global PLC, Class A (f)	329	10
Liberty Global PLC Series C (f)	559	17
Liberty Property Trust REIT	322	13
Lockheed Martin Corp.	14	4
Lowe's Cos., Inc.	2,412	172
M&T Bank Corp.	181	28
Macerich Co. (The) REIT	327	23
Mallinckrodt PLC (f)	126	6
Manpowergroup, Inc.	99	9
Marathon Oil Corp.	366	6
Marathon Petroleum Corp.	418	21
	Shares	Value (000)
Marriott International, Inc., Class A	2	$—	@
Mastercard, Inc., Class A	2,750	284
McCormick & Co., Inc.	100	9
McDonald's Corp.	1,444	176
McKesson Corp.	372	52
Mead Johnson Nutrition Co.	325	23
Medtronic PLC	3,109	221
Merck & Co., Inc.	4,162	245
Microsoft Corp.	8,414	523
Molson Coors Brewing Co., Class B	100	10
Mondelez International, Inc., Class A	1,924	85
Monsanto Co.	508	53
Monster Beverage Corp. (f)	200	9
Mosaic Co. (The)	26	1
Murphy Oil Corp.	306	10
Murphy USA, Inc. (f)	129	8
Mylan N.V. (f)	200	8
NASDAQ, Inc.	170	11
National Oilwell Varco, Inc.	377	14
NetApp, Inc.	474	17
NetScout Systems, Inc. (f)	3,985	126
New York Community Bancorp, Inc.	170	3
Newfield Exploration Co. (f)	314	13
Newmont Mining Corp.	9,084	310
News Corp., Class A	554	6
News Corp., Class B	246	3
NextEra Energy, Inc.	489	58
NIKE, Inc., Class B	4,474	227
NiSource, Inc.	200	4
Noble Corp., PLC	201	1
Noble Energy, Inc.	246	9
Nordstrom, Inc.	124	6
Norfolk Southern Corp.	447	48
Northrop Grumman Corp.	17	4
NOW, Inc. (f)	149	3
NRG Energy, Inc.	200	2
O'Reilly Automotive, Inc. (f)	219	61
Occidental Petroleum Corp.	1,383	99
Omnicom Group, Inc.	249	21
ONE Gas, Inc.	102	7
ONEOK, Inc.	298	17
Oracle Corp.	5,117	197
PACCAR, Inc.	20	1
Paragon Offshore PLC (f)	67	—	@
PayPal Holdings, Inc. (f)	2,339	92
Peabody Energy Corp. (f)	40	—	@
Pentair PLC	6	—	@
People's United Financial, Inc.	170	3
PepsiCo, Inc.	2,714	284
PerkinElmer, Inc.	100	5
Perrigo Co., PLC	100	8
Pfizer, Inc.	9,142	297
PG&E Corp.	524	32

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Philip Morris International, Inc.	2,684	$246
Phillips 66	1,057	91
Pinnacle West Capital Corp.	100	8
Pioneer Natural Resources Co.	272	49
Pitney Bowes, Inc.	184	3
PNC Financial Services Group, Inc. (The)	840	98
PPL Corp.	651	22
Praxair, Inc.	26	3
Procter & Gamble Co. (The)	5,113	430
ProLogis, Inc. REIT	287	15
Public Service Enterprise Group, Inc.	551	24
Public Storage REIT	151	34
QUALCOMM, Inc.	3,546	231
Quality Care Properties, Inc. REIT (f)	57	1
Quest Diagnostics, Inc.	322	30
Range Resources Corp.	131	5
Rayonier Advanced Materials, Inc.	153	2
Rayonier, Inc. REIT	250	7
Raytheon Co.	20	3
Regions Financial Corp.	627	9
Republic Services, Inc.	376	21
Reynolds American, Inc.	400	22
Robert Half International, Inc.	201	10
Rockwell Automation, Inc.	9	1
Ross Stores, Inc.	412	27
Royal Caribbean Cruises Ltd.	2	—	@
S&P Global, Inc.	286	31
Salesforce.com, Inc. (f)	329	23
SCANA Corp.	100	7
Schlumberger Ltd.	1,906	160
Scripps Networks Interactive, Inc., Class A	143	10
Sempra Energy	421	42
Simon Property Group, Inc. REIT	548	97
Southern Co. (The)	846	42
Southwestern Energy Co. (f)	352	4
Spectra Energy Corp.	465	19
Sprint Corp. (f)	1,386	12
St. Jude Medical, Inc.	434	35
Staples, Inc.	315	3
Starbucks Corp.	2,814	156
State Street Corp.	322	25
Stericycle, Inc. (f)	225	17
Stryker Corp.	495	59
SunTrust Banks, Inc.	311	17
Symantec Corp.	478	11
Sysco Corp.	758	42
T. Rowe Price Group, Inc.	252	19
Target Corp.	1,427	103
TE Connectivity Ltd.	167	12
Tenaris SA	277	5
Texas Instruments, Inc.	3,954	289
Thermo Fisher Scientific, Inc.	476	67
	Shares	Value (000)
Time Warner, Inc.	976	$94
Time, Inc.	284	5
TJX Cos., Inc. (The)	799	60
Twenty-First Century Fox, Inc., Class A	1,907	53
Twenty-First Century Fox, Inc., Class B	404	11
Tyson Foods, Inc., Class A	100	6
Ultra Petroleum Corp. (f)	130	1
Union Pacific Corp.	2,402	249
United Parcel Service, Inc., Class B	2,420	277
United Technologies Corp.	4,154	455
UnitedHealth Group, Inc.	2,881	461
Urban Edge Properties REIT	59	2
US Bancorp	1,689	87
Valero Energy Corp.	426	29
Varian Medical Systems, Inc. (f)	247	22
Ventas, Inc. REIT	227	14
Verisk Analytics, Inc. (f)	152	12
Verizon Communications, Inc.	10,650	568
Vertex Pharmaceuticals, Inc. (f)	100	7
VF Corp.	314	17
Viacom, Inc., Class B	263	9
Visa, Inc., Class A	3,632	283
Vornado Realty Trust REIT	118	12
Wal-Mart Stores, Inc.	5,002	346
Walgreens Boots Alliance, Inc.	965	80
Walt Disney Co. (The)	2,452	256
Washington Prime Group, Inc. REIT	424	4
Waste Management, Inc.	390	28
Weatherford International PLC (f)	674	3
WEC Energy Group, Inc.	399	23
Wells Fargo & Co.	4,641	256
Welltower, Inc. REIT	327	22
Western Digital Corp.	64	4
Western Union Co. (The)	80	2
Weyerhaeuser Co. REIT	791	24
Whole Foods Market, Inc.	628	19
Williams Cos., Inc. (The)	523	16
WPX Energy, Inc. (f)	264	4
WW Grainger, Inc.	3	1
Wynn Resorts Ltd.	103	9
Xcel Energy, Inc.	566	23
Xerox Corp.	870	8
Xylem, Inc.	121	6
Yahoo!, Inc. (f)	566	22
Yum! Brands, Inc.	282	18
Zimmer Biomet Holdings, Inc.	325	34
Zoetis, Inc.	1,848	99
		27,178
Total Common Stocks (Cost $45,522)		52,438

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	No. of Rights	Value (000)
Rights (0.0%)
United States (0.0%)
Safeway Casa Ley CVR (f)	104	$—	@
Safeway PDC, LLC CVR (f)	104	—	@
Total Rights (Cost $—@)		—	@
	No. of Warrants
Warrant (0.0%)
France (0.0%)
Peugeot SA, expires 4/29/17 (f) (Cost $—@)	226	1
	Shares
Investment Company (2.5%)
United States (2.5%)
SPDR S&P 500 ETF Trust (Cost $2,074)	14,301	3,197
Short-Term Investments (19.0%)
Investment Company (18.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $23,168)	23,168,280	23,168
	Face Amount (000)
U.S. Treasury Securities (0.6%)
U.S. Treasury Bills, 0.41%, 3/23/17 (j)(k)	$640	639
0.54%, 3/23/17 (j)(k)	110	110
Total U.S. Treasury Securities (Cost $749)		749
Total Short-Term Investments (Cost $23,917)		23,917
Total Investments (99.3%) (Cost $118,555) (l)(m)		125,119
Other Assets in Excess of Liabilities (0.7%)		939
Net Assets (100.0%)		$126,058

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2016.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  Security has been deemed illiquid at December 31, 2016.

(i)  At December 31, 2016, the Portfolio held fair valued securities valued at less than $500, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(j)  Rate shown is the yield to maturity at December 31, 2016.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with purchase on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $119,832,000. The aggregate gross unrealized appreciation is approximately $11,069,000 and the aggregate gross unrealized depreciation is approximately $5,782,000, resulting in net unrealized appreciation of approximately $5,287,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	102		$75	1/6/17	$2
Australia and New Zealand Banking Group	EUR	296	SEK	2,890	1/9/17	6
Australia and New Zealand Banking Group	NZD	740	EUR	493	1/6/17	5
Australia and New Zealand Banking Group		$245	CAD	325	1/10/17	(3)
Australia and New Zealand Banking Group		$4	GBP	3	1/6/17	(— @)
Australia and New Zealand Banking Group		$294	JPY	33,413	1/6/17	(8)
Australia and New Zealand Banking Group		$359	NZD	508	1/6/17	(6)
Australia and New Zealand Banking Group		$167	SEK	1,536	1/9/17	2
Australia and New Zealand Banking Group		$94	SGD	135	1/6/17	(1)
Bank of America NA	CHF	649		$644	1/19/17	5
Bank of America NA	PHP	447		$9	1/19/17	(— @)
Bank of America NA	SEK	2,649		$290	1/19/17	(1)
Bank of America NA		$25	PLN	104	1/19/17	(— @)
Bank of America NA		$155	SGD	220	1/19/17	(3)
Bank of Montreal		$564	CAD	740	1/19/17	(13)
Bank of New York Mellon	CHF	101		$100	1/19/17	1
Barclays Bank PLC	AUD	175		$131	1/19/17	5
Barclays Bank PLC		$8	CLP	5,378	1/19/17	(— @)
BNP Paribas SA	CHF	246		$242	1/19/17	1
BNP Paribas SA	JPY	38,453		$330	1/19/17	1
BNP Paribas SA		$1,336	CAD	1,752	1/19/17	(31)
BNP Paribas SA		$19	ILS	71	1/19/17	(— @)
Citibank NA	BRL	3,704		$1,083	1/6/17	(54)
Citibank NA	CHF	204		$202	1/19/17	2
Citibank NA	CNH	3,519		$518	5/11/17	27
Citibank NA	CNH	13,427		$2,037	3/16/17	147
Citibank NA	CNH	28,601		$4,265	5/11/17	271
Citibank NA	CNH	8,763		$1,291	5/11/17	67
Citibank NA	CNH	8,789		$1,294	5/11/17	67
Citibank NA	CNH	2,107		$313	5/11/17	19
Citibank NA	EUR	168	PLN	750	1/9/17	2
Citibank NA	EUR	285		$303	1/19/17	4
Citibank NA	EUR	521		$550	1/19/17	1
Citibank NA	PLN	4,159		$990	1/9/17	(4)
Citibank NA	SEK	4,300		$471	1/19/17	(1)
Citibank NA		$2,014	CNH	13,427	3/16/17	(124)
Citibank NA		$472	CNH	3,201	5/11/17	(25)
Citibank NA		$1,988	CNH	13,527	5/11/17	(99)
Citibank NA		$2,599	CNH	17,599	5/11/17	(141)
Citibank NA		$821	JPY	94,392	1/19/17	(12)
Citibank NA		$1,273	JPY	148,998	1/19/17	3
Citibank NA		$557	KRW	654,466	1/6/17	(15)
Citibank NA		$129	MYR	569	1/19/17	(2)
Citibank NA		$74	THB	2,643	1/19/17	(1)
Commonwealth Bank of Australia	AUD	179		$134	1/19/17	5
Commonwealth Bank of Australia	EUR	1,607		$1,713	1/19/17	21
Commonwealth Bank of Australia	GBP	126		$156	1/19/17	— @
Commonwealth Bank of Australia	TWD	465		$15	1/19/17	— @
Commonwealth Bank of Australia		$905	GBP	712	1/19/17	(26)
The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Commonwealth Bank of Australia		$100	RUB	6,404	1/19/17	$4
Credit Suisse International	CHF	26		$26	1/19/17	—	@
Credit Suisse International	EUR	30		$32	1/19/17	—	@
Credit Suisse International		$82	ILS	313	1/19/17	(1)
Credit Suisse International		$9	NZD	13	1/19/17	(—	@)
Credit Suisse International		$135	SGD	192	1/19/17	(2)
Credit Suisse International		$47	THB	1,655	1/19/17	(—	@)
Goldman Sachs International	BRL	318		$93	1/19/17	(4)
Goldman Sachs International	CHF	109		$108	1/19/17	1
Goldman Sachs International	TRY	234		$66	1/19/17	—	@
Goldman Sachs International		$196	EUR	188	1/19/17	2
Goldman Sachs International		$1,324	EUR	1,249	1/6/17	(9)
Goldman Sachs International		$78	GBP	61	1/19/17	(2)
Goldman Sachs International		$276	HKD	2,142	1/19/17	—	@
Goldman Sachs International		$3	HUF	825	1/19/17	—	@
Goldman Sachs International		$377	JPY	44,259	1/19/17	2
Goldman Sachs International		$271	NZD	377	1/19/17	(10)
Goldman Sachs International		$209	NZD	299	1/19/17	(1)
Goldman Sachs International	ZAR	1,116		$81	1/19/17	—	@
HSBC Bank PLC	CAD	287	MXN	4,400	1/6/17	(1)
HSBC Bank PLC	EUR	21		$22	1/9/17	—	@
HSBC Bank PLC	GBP	2		$3	1/6/17	—	@
HSBC Bank PLC	JPY	870		$8	1/6/17	—	@
HSBC Bank PLC	MXN	5,000	JPY	27,663	1/6/17	(4)
HSBC Bank PLC	MXN	4,760		$230	1/6/17	1
HSBC Bank PLC	NZD	354		$245	1/6/17	(1)
HSBC Bank PLC		$7	CAD	9	1/6/17	(—	@)
HSBC Bank PLC		$20	JPY	2,372	1/6/17	—	@
HSBC Bank PLC		$468	JPY	53,334	1/6/17	(12)
HSBC Bank PLC		$175	MXN	3,610	1/6/17	(1)
JPMorgan Chase Bank NA	BRL	1,967		$594	2/3/17	(5)
JPMorgan Chase Bank NA	CHF	368		$365	1/19/17	3
JPMorgan Chase Bank NA	CNH	3,223		$474	5/11/17	24
JPMorgan Chase Bank NA	CNH	1,118		$156	5/11/17	—	@
JPMorgan Chase Bank NA	CNH	8,763		$1,297	5/11/17	74
JPMorgan Chase Bank NA	CNH	13,376		$1,973	5/11/17	105
JPMorgan Chase Bank NA	CNH	13,376		$1,967	5/11/17	99
JPMorgan Chase Bank NA	CNH	1,607		$239	5/11/17	15
JPMorgan Chase Bank NA	EUR	175		$186	1/19/17	2
JPMorgan Chase Bank NA	HUF	102,306		$347	1/6/17	(2)
JPMorgan Chase Bank NA	JPY	31,176		$271	1/6/17	4
JPMorgan Chase Bank NA	KRW	654,466		$539	1/6/17	(3)
JPMorgan Chase Bank NA	MYR	630		$140	1/6/17	(—	@)
JPMorgan Chase Bank NA	NOK	3,999		$475	1/19/17	12
JPMorgan Chase Bank NA	RUB	6,750		$110	1/9/17	—	@
JPMorgan Chase Bank NA	TRY	50		$14	1/19/17	—	@
JPMorgan Chase Bank NA		$516	BRL	1,738	1/6/17	17
JPMorgan Chase Bank NA		$599	BRL	1,967	1/6/17	5
JPMorgan Chase Bank NA		$95	CNH	664	5/11/17	(2)
JPMorgan Chase Bank NA		$1,399	CNH	9,477	5/11/17	(76)

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$173	CNH	1,165	5/11/17	$(10)
JPMorgan Chase Bank NA		$50	EUR	47	1/19/17	(1)
JPMorgan Chase Bank NA		$45	EUR	43	1/19/17	—	@
JPMorgan Chase Bank NA		$202	EUR	193	1/19/17	1
JPMorgan Chase Bank NA		$336	GBP	268	1/6/17	(5)
JPMorgan Chase Bank NA		$307	HKD	2,381	1/19/17	—	@
JPMorgan Chase Bank NA		$30	JPY	3,462	1/19/17	(—	@)
JPMorgan Chase Bank NA		$539	KRW	654,466	2/3/17	3
JPMorgan Chase Bank NA		$7	MXN	131	1/6/17	(—	@)
JPMorgan Chase Bank NA		$820	MXN	16,663	1/19/17	(18)
JPMorgan Chase Bank NA		$140	MYR	630	2/3/17	—	@
JPMorgan Chase Bank NA		$140	MYR	630	1/6/17	—	@
JPMorgan Chase Bank NA		$20	NZD	28	1/19/17	(1)
JPMorgan Chase Bank NA		$103	RUB	6,750	1/9/17	7
JPMorgan Chase Bank NA		$144	THB	5,150	1/6/17	(—	@)
Northern Trust Company		$103	SGD	147	1/19/17	(2)
State Street Bank and Trust Co.	EUR	78		$83	1/19/17	1
State Street Bank and Trust Co.	IDR	85,130		$6	1/19/17	—	@
State Street Bank and Trust Co.	INR	781		$12	1/19/17	—	@
State Street Bank and Trust Co.	KRW	135,556		$116	1/19/17	4
State Street Bank and Trust Co.		$18	HKD	136	1/19/17	—	@
UBS AG	CAD	1,170		$872	1/6/17	—	@
UBS AG	CAD	290		$216	1/19/17	—	@
UBS AG	CHF	416		$412	1/19/17	4
UBS AG	DKK	278		$40	1/19/17	—	@
UBS AG	EUR	195	CHF	210	1/6/17	1
UBS AG	EUR	232	NOK	2,100	1/6/17	(1)
UBS AG	EUR	46		$48	1/9/17	(—	@)
UBS AG	GBP	32	EUR	38	1/6/17	—	@
UBS AG	GBP	160	EUR	189	1/6/17	1
UBS AG	PLN	425		$100	1/9/17	(1)
UBS AG		$156	CHF	158	1/6/17	(—	@)
UBS AG		$141	DKK	990	1/6/17	(1)
UBS AG		$303	NOK	2,586	1/6/17	(4)
UBS AG		$56	SGD	80	1/19/17	(1)
UBS AG		$46	ZAR	655	1/6/17	1
						$306

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	$51	Jan-17	$1
Dax Index (Germany)	1	302	Mar-17	6
Euro Stoxx 50 Index (Germany)	58	2,001	Mar-17	29
FTSE MIB Index (Italy)	5	505	Mar-17	13
German Euro BOBL (Germany)	15	2,110	Mar-17	18

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
German Euro BTP (Germany)	15	$2,137	Mar-17	$35
Hang Seng Index (Hong Kong)	3	425	Jan-17	6
IBEX 35 Index (Spain)	7	686	Jan-17	11
MSCI Emerging Market E Mini (United States)	199	8,546	Mar-17	(198)
MSCI Singapore Free Index (Singapore)	14	309	Jan-17	(2)
NIKKEI 225 Index (Japan)	38	3,095	Mar-17	114
S&P 500 E Mini Index (United States)	101	11,293	Mar-17	(50)
S&P TSE 60 Index (Canada)	9	1,202	Mar-17	— @
SPI 200 Index (Australia)	7	711	Mar-17	17
U.S. Treasury 10 yr. Ultra Long Bond (United States)	25	3,352	Mar-17	(5)
U.S. Treasury 2 yr. Note (United States)	28	6,067	Mar-17	(2)
U.S. Treasury Ultra Bond (United States)	5	801	Mar-17	(6)
Short:
Copper Future (United States)	26	(1,628)	Mar-17	63
German Euro Bund (Germany)	25	(4,320)	Mar-17	(54)
U.S. Treasury 10 yr. Note (United States)	77	(9,570)	Mar-17	(31)
				$(35)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$880	1.00%	6/20/21	$(74)	$51	$(23)	BB+
Morgan Stanley & Co., LLC* CDX.NA.HY.27	Sell	1,350	5.00	12/20/21	72	14	86	NR
					$(2)	$65	$63

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2016:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month BBSW	Pay	2.50%	5/6/26	AUD	1,133	$(31)
Citibank NA	6 Month BBSW	Pay	2.51	5/6/26		1,131	(30)
Goldman Sachs International	6 Month BBSW	Pay	2.78	11/23/26		379	(5)
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.55	5/5/26		1,130	(27)
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.44	5/20/26		1,738	(53)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.47	10/18/26	KRW	251,000	(6)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	3/19/20		$2,900	(12)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	7/17/25		1,400	(32)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.33	7/22/26	EUR	6,593	170
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.64	11/24/26		406	(— @)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.73	12/9/26		2,850	(26)
Morgan Stanley & Co., LLC*	6 Month BBSW	Pay	3.08	12/23/26	AUD	668	4
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.74	12/21/46		$230	(6)
							$(54)

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2016:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Short Elevators Index††	$358	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	$—	$(5)
Barclays Bank PLC	Short U.S. Capital Goods Index	2,689	3 Month USD LIBOR	Pay	12/18/17	—	40
BNP Paribas SA	Long U.S. Value Index††	473	3 Month USD LIBOR	Receive	11/2/17	—	— @
BNP Paribas SA	Short U.S. Growth Index††	466	3 Month USD LIBOR minus 0.20%	Pay	11/2/17	—	5
BNP Paribas SA	Short Iron Ore Miners Index††	480	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	10
BNP Paribas SA	Short Iron Ore Miners Index††	463	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	(18)
BNP Paribas SA	Short Iron Ore Miners Index††	219	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	17
Goldman Sachs International	Global Aerospace Index††	1,545	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(133)
Goldman Sachs International	Global Aerospace Index††	1,531	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(134)
Goldman Sachs International	Global Aerospace Index††	772	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(68)
JPMorgan Chase Bank NA	Short European Staples Index††	287	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—	8
JPMorgan Chase Bank NA	Short European Staples Index††	227	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—	6
							$(272)

†† See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Barclays Short Elevators Index as of December 31, 2016.

Security Description	Index Weight
Barclays Short Elevators Index
Fujitec Co., Ltd.	1.45%
Kone OYJ	55.24
Schindler Holding AG	42.80
Yungtay Engineering Co., Ltd.	0.51
100.00%

The following table represents the equity basket holdings underlying the total return swap with Long U.S. Value Index as of December 31, 2016.

Security Description	Index Weight
Long U.S. Value Index
AES Corp.	0.99%
Aflac, Inc.	0.99
Allstate Corp. (The)	0.99
American Airlines Group, Inc.	0.98
Anthem, Inc.	0.99
Archer-Daniels-Midland Co.	1.00
Arconic, Inc.	0.98
AutoNation, Inc.	0.99
Baker Hughes, Inc.	1.00
Bed Bath & Beyond, Inc.	0.99
BorgWarner, Inc.	0.99
Capital One Financial Corp.	0.99
Cardinal Health, Inc.	0.99
CBRE Group, Inc.	1.00
Centene Corp.	0.99
CF Industries Holdings, Inc.	0.98
Cisco Systems, Inc.	0.98
Citigroup, Inc.	0.99
Security Description	Index Weight
Long U.S. Value Index (cont'd)
Corning, Inc.	0.99%
CVS Health Corp.	0.99
DaVita, Inc.	0.99
Delta Air Lines, Inc.	0.99
Dow Chemical Co. (The)	0.99
DR Horton, Inc.	0.99
Duke Energy Corp.	0.99
Eastman Chemical Co.	0.99
Eaton Corp. PLC	0.99
Endo International PLC	1.04
Entergy Corp.	0.99
Envision Healthcare Corp.	0.98
Equity Residential	1.00
Exelon Corp.	0.99
Express Scripts Holding Co.	0.98
FedEx Corp.	0.99
First Solar, Inc.	0.98
FirstEnergy Corp.	0.99
Fluor Corp.	0.99
Ford Motor Co.	0.99
Frontier Communications Corp.	1.00
General Motors Co.	0.98
Goodyear Tire & Rubber Co. (The)	0.98
Hartford Financial Services Group, Inc. (The)	0.99
HCP, Inc.	1.01
Hewlett Packard Enterprise Co.	0.98
Host Hotels & Resorts, Inc.	1.00
HP, Inc.	0.99
Intel Corp.	0.98
Jacobs Engineering Group, Inc.	0.99
Juniper Networks, Inc.	0.99

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Long U.S. Value Index (cont'd)
Kimco Realty Corp.	1.01%
Kohl's Corp.	0.98
Kroger Co. (The)	0.99
L3 Technologies, Inc.	0.99
Laboratory Corp. of America Holdings	0.99
Lennar Corp.	0.99
Lincoln National Corp.	1.00
Loews Corp.	0.99
Macy's, Inc.	0.98
Mallinckrodt PLC	1.00
Marathon Petroleum Corp.	0.99
McKesson Corp.	0.98
MetLife, Inc.	0.99
Micron Technology, Inc.	0.98
Mosaic Co. (The)	0.99
Murphy Oil Corp.	0.98
Mylan N.V.	1.01
Navient Corp.	1.00
News Corp.	0.98
News Corp.	0.97
NiSource, Inc.	0.99
PACCAR, Inc.	0.99
Phillips 66	0.99
PrIncipal Financial Group, Inc.	0.99
Prudential Financial, Inc.	0.99
PulteGroup, Inc.	0.99
PVH Corp.	0.99
Qorvo, Inc.	0.98
Quanta Services, Inc.	1.00
Ryder System, Inc.	0.98
Seagate Technology PLC	1.00
SL Green Realty Corp.	1.02
Southwest Airlines Co.	0.99
Staples, Inc.	0.98
TE Connectivity Ltd.	0.98
TEGNA, Inc.	0.99
Tesoro Corp.	0.98
Textron, Inc.	0.99
Transocean Ltd.	1.00
Travelers Cos., Inc. (The)	0.99
Tyson Foods, Inc.	0.99
United Continental Holdings, Inc.	0.99
Universal Health Services, Inc.	0.99
Unum Group	1.00
Valero Energy Corp.	0.99
Walgreens Boots Alliance, Inc.	0.98
Wal-Mart Stores, Inc.	0.99
Western Digital Corp.	0.99
WestRock Co.	0.98
Whirlpool Corp.	0.99
Whole Foods Market, Inc.	0.99
Xerox Corp.	0.99
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short U.S. Growth Index as of December 31, 2016.

Security Description	Index Weight
Short U.S. Growth Index
3M Co.	1.04%
Acuity Brands, Inc.	1.03
Adobe Systems, Inc.	1.03
Alexion Pharmaceuticals, Inc.	1.02
Allegion PLC	1.02
Alliant Energy Corp.	1.03
Altria Group, Inc.	1.03
Amazon.com, Inc.	1.01
American Tower Corp.	1.03
American Water Works Co., Inc.	1.03
Aon PLC	1.04
Autodesk, Inc.	1.02
Automatic Data Processing, Inc.	1.03
AutoZone, Inc.	1.03
BlackRock, Inc.	1.04
Bristol-Myers Squibb Co.	1.03
Brown-Forman Corp.	1.03
Cabot Oil & Gas Corp.	1.06
Celgene Corp.	1.03
Charles Schwab Corp. (The)	1.03
Chipotle Mexican Grill, Inc.	1.04
Cimarex Energy Co.	1.03
Cintas Corp.	1.03
CME Group, Inc.	1.03
Colgate-Palmolive Co.	1.03
Comerica, Inc.	1.04
Concho Resources, Inc.	1.02
CR Bard, Inc.	1.04
Dominion Resources, Inc.	1.03
Dun & Bradstreet Corp. (The)	1.03
Edwards Lifesciences Corp.	1.04
EI du Pont de Nemours & Co.	1.03
EOG Resources, Inc.	1.03
Equifax, Inc.	1.03
Equinix, Inc.	1.04
Extra Space Storage, Inc.	1.06
F5 Networks, Inc.	1.03
Facebook, Inc.	1.02
Fastenal Co.	1.03
Federal Realty Investment Trust	1.05
Fortive Corp.	1.03
Halliburton Co.	1.04
Home Depot, Inc. (The)	1.03
Illinois Tool Works, Inc.	1.04
Illumina, Inc.	1.03
Intercontinental Exchange, Inc.	1.03
International Flavors & Fragrances, Inc.	1.03
Intuit, Inc.	1.03
Intuitive Surgical, Inc.	1.03

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Short U.S. Growth Index (cont'd)
KeyCorp	1.04%
M&T Bank Corp.	1.04
Marsh & McLennan Cos, Inc.	1.03
Mastercard, Inc.	1.03
McDonald's Corp.	1.03
Mead Johnson Nutrition Co.	1.03
Mettler-Toledo International, Inc.	1.03
Monster Beverage Corp.	1.02
Moody's Corp.	1.04
Netflix, Inc.	1.02
Newfield Exploration Co.	1.02
NextEra Energy, Inc.	1.03
NIKE, Inc.	1.03
Northern Trust Corp.	1.04
NRG Energy, Inc.	1.02
NVIDIA Corp.	0.99
O'Reilly Automotive, Inc.	1.02
Paychex, Inc.	1.03
Philip Morris International, Inc.	1.03
PPL Corp.	1.03
Priceline Group, Inc. (The)	1.03
Public Storage	1.05
Red Hat, Inc.	1.04
Regeneron Pharmaceuticals, Inc.	1.02
Rockwell Automation, Inc.	1.03
Roper Technologies, Inc.	1.04
Ross Stores, Inc.	1.02
S&P Global, Inc.	1.03
salesforce.com, Inc.	1.03
Sherwin-Williams Co. (The)	1.03
Simon Property Group, Inc.	1.05
Starbucks Corp.	1.02
Stryker Corp.	1.03
T Rowe Price Group, Inc.	1.03
TransDigm Group, Inc.	1.03
TripAdvisor, Inc.	1.02
Ulta Salon Cosmetics & Fragrance, Inc.	1.03
Under Armour, Inc.	1.04
Union Pacific Corp.	1.03
Verisk Analytics, Inc.	1.03
Verizon Communications, Inc.	1.03
Vertex Pharmaceuticals, Inc.	1.03
Visa, Inc.	1.03
Vulcan Materials Co.	1.02
Wynn Resorts Ltd.	1.03
Yum China Holdings, Inc.	1.04
Yum! Brands, Inc.	1.03
Zoetis, Inc.	1.03
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short Iron Ore Miners Index as of December 31, 2016.

Security Description	Index Weight
Short Iron Ore Miners Index
African Rainbow Minerals Ltd.	1.25%
Assore Ltd.	0.29
BHP Billiton PLC	28.36
Ferrexpo PLC	0.70
Fortescue Metals Group Ltd.	9.13
Rio Tinto PLC	40.58
Vale SA	19.69
100.00%

The following table represents the equity basket holdings underlying the total return swap with Global Aerospace Index as of December 31, 2016.

Security Description	Index Weight
Global Aerospace Index
Airbus SE	19.85%
B/E Aerospace, Inc	2.39
Boeing Co. (The)	39.92
KLX, Inc.	0.94
Rolls-Royce Holdings PLC	5.72
Safran SA	11.55
Spirit AeroSystems Holdings, Inc.	5.59
Thales SA	3.85
TransDigm Group, Inc.	5.16
Zodiac Aerospace	5.03
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short European Staples Index as of December 31, 2016.

Security Description	Index Weight
Short European Staples Index
Anheuser-Busch InBev SA	7.96%
Aryzta AG	0.36
Associated British Foods PLC	1.13
Barry Callebaut AG	0.25
Beiersdorf AG	0.80
British American Tobacco PLC	9.93
Carlsberg A/S	0.86
Carrefour SA	1.25
Casino Guichard Perrachon SA	0.25
Chocoladefabriken Lindt & Spruengli AG	1.06
Coca-Cola European Partners PLC	0.64
Coca-Cola HBC AG	0.37
Colruyt SA	0.31
Danone SA	3.49
Diageo PLC	6.12
Distribuidora Internacional de Alimentac	0.29
Heineken Holding N.V.	0.66
Heineken N.V.	1.62
Henkel AG & Co., KGaA	3.00
ICA Gruppen AB	0.23

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Short European Staples Index (cont'd)
Imperial Brands PLC	3.91%
J Sainsbury PLC	0.39
Jeronimo Martins SGPS SA	0.37
Kerry Group PLC	1.06
Koninklijke Ahold Delhaize N.V.	2.53
L'Oreal SA	4.32
Marine Harvest ASA	0.64
METRO AG	0.55
Nestle SA	21.37
Orkla ASA	0.69
Pernod Ricard SA	2.15
Reckitt Benckiser Group PLC	5.04
Remy Cointreau SA	0.17
Svenska Cellulosa AB SCA	1.60
Swedish Match AB	0.58
Tate & Lyle PLC	0.38
Tesco PLC	1.94
Unilever N.V.	6.27
Unilever PLC	4.87
Wm Morrison Supermarkets PLC	0.59
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

BBSW    Australia's Bank Bill Swap.

EURIBOR    Euro Interbank Offered Rate.

KORIBOR    Korea Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PHP  — Philippine Peso

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	41.9%
Fixed Income Securities	36.4
Short-Term Investments	19.1
Other**	2.6
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $59,111,000 with net unrealized depreciation of approximately $35,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $306,000 and does not include open swap agreements with net unrealized depreciation of approximately $261,000.

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $95,387)	$101,951
Investment in Security of Affiliated Issuer, at Value (Cost $23,168)	23,168
Total Investments in Securities, at Value (Cost $118,555)	125,119
Foreign Currency, at Value (Cost $74)	73
Receivable for Variation Margin on Futures Contracts	1,763
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,057
Receivable for Investments Sold	956
Interest Receivable	429
Unrealized Appreciation on Swap Agreements	137
Tax Reclaim Receivable	106
Dividends Receivable	68
Receivable for Swap Agreements Termination	43
Receivable for Portfolio Shares Sold	28
Receivable from Affiliate	7
Receivable for Variation Margin on Swap Agreements	4
Other Assets	16
Total Assets	129,806
Liabilities:
Payable for Investments Purchased	1,692
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	751
Unrealized Depreciation on Swap Agreements	510
Payable for Advisory Fees	434
Payable for Custodian Fees	91
Premium Received on Open Swap Agreements	74
Payable for Professional Fees	66
Payable for Servicing Fees	40
Payable for Portfolio Shares Redeemed	11
Payable for Administration Fees	9
Payable for Swap Agreements Termination	4
Payable for Organization Costs for Subsidiary	3
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	56
Total Liabilities	3,748
Net Assets	$126,058
Net Assets Consist of:
Paid-in-Capital	$119,288
Accumulated Undistributed Net Investment Income	1,140
Accumulated Net Realized Loss	(924)
Unrealized Appreciation (Depreciation) on:
Investments	6,564
Futures Contracts	(35)
Swap Agreements	(261)
Foreign Currency Forward Exchange Contracts	306
Foreign Currency Translations	(20)
Net Assets	$126,058
CLASS I:
Net Assets	$104,197
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,556,440 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.87
CLASS II:
Net Assets	$21,861
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,226,047 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.82

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $75 of Foreign Taxes Withheld)	$1,685
Interest from Securities of Unaffiliated Issuers	1,527
Dividends from Securities of Affiliated Issuers (Note H)	26
Total Investment Income	3,238
Expenses:
Advisory Fees (Note B)	1,003
Custodian Fees (Note G)	245
Servicing Fees (Note D)	206
Professional Fees	139
Pricing Fees	112
Administration Fees (Note C)	107
Distribution Fees — Class II Shares (Note E)	57
Organization Costs for Subsidiary	34
Shareholder Reporting Fees	32
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Other Expenses	23
Total Expenses	1,975
Waiver of Advisory Fees (Note B)	(312)
Waiver of Distribution Fees — Class II Shares (Note E)	(34)
Rebate from Morgan Stanley Affiliate (Note H)	(30)
Reimbursement of Custodian Fees (Note G)	(395)
Net Expenses	1,204
Net Investment Income	2,034
Realized Gain (Loss):
Investments Sold	3,105
Investments in Affiliates	(354)
Foreign Currency Forward Exchange Contracts	399
Foreign Currency Transactions	45
Futures Contracts	1,904
Options Written	65
Swap Agreements	(831)
Net Realized Gain	4,333
Change in Unrealized Appreciation (Depreciation):
Investments	588
Investments in Affiliates	759
Foreign Currency Forward Exchange Contracts	82
Foreign Currency Translations	(6)
Futures Contracts	(249)
Swap Agreements	(355)
Options Written	(5)
Net Change in Unrealized Appreciation (Depreciation)	814
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,147
Net Increase in Net Assets Resulting from Operations	$7,181

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,034	$2,814
Net Realized Gain (Loss)	4,333	(3,659)
Net Change in Unrealized Appreciation (Depreciation)	814	(9,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,181	(10,401)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,268)
Net Realized Gain	(488)	(1,065)
Class II:
Net Investment Income	—	(424)
Net Realized Gain	(98)	(214)
Total Distributions	(586)	(3,971)
Capital Share Transactions:(1)
Class I:
Subscribed	2,367	3,462
Distributions Reinvested	488	3,333
Redeemed	(23,391)	(25,571)
Class II:
Subscribed	751	997
Distributions Reinvested	98	638
Redeemed	(4,579)	(4,363)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,266)	(21,504)
Total Decrease in Net Assets	(17,671)	(35,876)
Net Assets:
Beginning of Period	143,729	179,605
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $1,140 and $(522), respectively)	$126,058	$143,729
(1) Capital Share Transactions:
Class I:
Shares Subscribed	245	342
Shares Issued on Distributions Reinvested	51	337
Shares Redeemed	(2,440)	(2,565)
Net Decrease in Class I Shares Outstanding	(2,144)	(1,886)
Class II:
Shares Subscribed	78	98
Shares Issued on Distributions Reinvested	10	65
Shares Redeemed	(480)	(436)
Net Decrease in Class II Shares Outstanding	(392)	(273)

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015(8)		2014(8)		2013(8)		2012(8)
Net Asset Value, Beginning of Period	$9.39		$10.28		$11.06		$9.55		$8.58
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.17		0.20		0.18		0.14
Net Realized and Unrealized Gain (Loss)	0.37		(0.81)		0.06		1.34		1.00
Total from Investment Operations	0.52		(0.64)		0.26		1.52		1.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.09)		(0.01)		(0.19)
Net Realized Gain	(0.04)		(0.08)		(0.95)		—		—
Total Distributions	(0.04)		(0.25)		(1.04)		(0.01)		(0.19)
Regulatory Settlement Proceeds	—		—		—		—		0.02	(3)
Net Asset Value, End of Period	$9.87		$9.39		$10.28		$11.06		$9.55
Total Return(4)	5.58%		(6.39)%		2.15%		15.95%		13.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,197		$119,248		$150,001		$157,059		$63,205
Ratio of Expenses to Average Net Assets(9)	0.88	%(5)	0.69	%(5)(6)	0.56	%(5)	0.62	%(5)(7)	0.94	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.94	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	1.54	%(5)	1.73	%(5)	1.86	%(5)	1.69	%(5)	1.53	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.04%		0.04%		0.06%
Portfolio Turnover Rate	105%		146%		82%		168%		105%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43%		1.47%		1.42%		1.32%		1.72%
Net Investment Income to Average Net Assets	0.99%		0.95%		1.00%		0.99%		0.75%

(1)  Refer to Note G in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.23% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 13.61%.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to August 1, 2015, the maximum ratio was 0.60% for Class I shares.

(7)  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to April 29, 2013, the maximum ratio was 1.00% for Class I shares.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015(8)		2014(8)		2013(8)		2012(8)
Net Asset Value, Beginning of Period	$9.35		$10.24		$11.03		$9.54		$8.57
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.16		0.19		0.17		0.13
Net Realized and Unrealized Gain (Loss)	0.37		(0.82)		0.06		1.33		1.01
Total from Investment Operations	0.51		(0.66)		0.25		1.50		1.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.09)		(0.01)		(0.19)
Net Realized Gain	(0.04)		(0.08)		(0.95)		—		—
Total Distributions	(0.04)		(0.23)		(1.04)		(0.01)		(0.19)
Regulatory Settlement Proceeds	—		—		—		—		0.02	(3)
Net Asset Value, End of Period	$9.82		$9.35		$10.24		$11.03		$9.54
Total Return(4)	5.49%		(6.53)%		2.00%		15.75%		13.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,861		$24,481		$29,604		$33,988		$241
Ratio of Expenses to Average Net Assets(9)	0.98	%(5)	0.79	%(5)(6)	0.66	%(5)	0.72	%(5)(7)	1.04	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.04	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	1.44	%(5)	1.63	%(5)	1.76	%(5)	1.59	%(5)	1.43	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.04%		0.04%		0.06%
Portfolio Turnover Rate	105%		146%		82%		168%		105%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.68%		1.76%		1.77%		1.67%		2.07%
Net Investment Income to Average Net Assets	0.74%		0.66%		0.65%		0.64%		0.40%

(1)  Refer to Note G in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 13.46%.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class II shares. Prior to August 1, 2015, the maximum ratio was 0.70% for Class II shares.

(7)  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class II shares. Prior to April 29, 2013, the maximum ratio was 1.10% for Class II shares.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Portfolio seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands, UIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Portfolio and the Subsidiary. All intercompany accounts and transactions of the Portfolio and the Subsidiary have been eliminated in consolidation. As of December 31, 2016, the Subsidiary represented approximately $5,176,000 or approximately 4.11% of the total assets of the Portfolio.

Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Portfolio's taxable income and distributions. If such changes occur, the Portfolio may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Portfolio.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be value using the closing price provided by the clearinghouse or exchange; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$98	$—	$98
Agency Fixed Rate Mortgages	—	4,259	—	4,259
Asset-Backed Securities	—	342	—	342
Collateralized Mortgage Obligations - Agency Collateral Series	—	345	—	345
Commercial Mortgage - Backed Securities	—	1,375	—	1,375
Corporate Bonds	—	13,968	—	13,968
Mortgages - Other	—	612	—	612
Sovereign	—	22,973	—	22,973
U.S. Treasury Securities	—	1,594	—	1,594
Total Fixed Income Securities	—	45,566	—	45,566
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks
Aerospace & Defense	$874	$—	$—		$874
Air Freight & Logistics	375	—	—		375
Airlines	209	—	—		209
Auto Components	214	—	—		214
Automobiles	939	—	—		939
Banks	5,362	—	—	†	5,362	†
Beverages	807	—	—		807
Biotechnology	1,416	—	—		1,416
Building Products	760	—	—		760
Capital Markets	1,495	—	—		1,495
Chemicals	998	—	—		998
Commercial Services & Supplies	259	—	—		259
Communications Equipment	431	—	—		431
Construction & Engineering	782	—	—		782
Construction Materials	294	—	—		294
Consumer Finance	457	—	—		457
Containers & Packaging	46	—	—		46
Diversified Financial Services	363	—	—		363
Diversified Telecommunication Services	1,116	330	—		1,446
Electric Utilities	724	—	—		724
Electrical Equipment	425	—	—		425
Electronic Equipment, Instruments & Components	369	—	—		369
Energy Equipment & Services	870	—	—	†	870	†
Equity Real Estate Investment Trusts (REITs)	693	—	—		693
Food & Staples Retailing	1,382	—	—		1,382
Food Products	1,141	—	—		1,141
Gas Utilities	68	—	—		68
Health Care Equipment & Supplies	1,022	—	—		1,022
Health Care Providers & Services	1,040	—	—		1,040
Health Care Technology	25	—	—		25
Hotels, Restaurants & Leisure	825	—	—		825
Household Durables	135	—	—		135
Household Products	1,158	—	—		1,158
Independent Power and Renewable Electricity Producers	14	—	—		14
Industrial Conglomerates	975	—	—		975

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Information Technology Services	$1,622	$—		$—		$1,622
Insurance	1,379	—		—		1,379
Internet & Direct Marketing Retail	565	—		—		565
Internet Software & Services	1,009	—		—		1,009
Life Sciences Tools & Services	183	—		—		183
Machinery	778	—		—		778
Marine	71	—		—		71
Media	1,552	—		—		1,552
Metals & Mining	1,469	—		—		1,469
Multi-Utilities	437	—		—		437
Multi-line Retail	187	—		—		187
Oil, Gas & Consumable Fuels	2,537	—		—		2,537
Paper & Forest Products	14	—		—		14
Personal Products	300	—		—		300
Pharmaceuticals	3,558	—		—		3,558
Professional Services	952	—		—		952
Real Estate Management & Development	300	—		—		300
Road & Rail	758	—		—		758
Semiconductors & Semiconductor Equipment	801	—		—	@	801
Software	973	—		—		973
Specialty Retail	843	—		—		843
Tech Hardware, Storage & Peripherals	1,081	—		—		1,081
Textiles, Apparel & Luxury Goods	511	—		—		511
Thrifts & Mortgage Finance	6	—		—		6
Tobacco	999	—		—		999
Trading Companies & Distributors	276	—		—		276
Transportation Infrastructure	412	—		—		412
Water Utilities	50	—		—		50
Wireless Telecommunication Services	422	—		—		422
Total Common Stocks	52,108	330		—	@†	52,438	†
Rights	—	—	@	—		—	@
Warrant	1	—		—		1
Investment Company	3,197	—		—		3,197
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investments
Investment Company	$23,168	$—	$—		$23,168
U.S. Treasury Securities	—	749	—		749
Total Short-Term Investments	23,168	749	—		23,917
Foreign Currency Forward Exchange Contracts	—	1,057	—		1,057
Futures Contracts	313	—	—		313
Credit Default Swap Agreements	—	65	—		65
Interest Rate Swap Agreements	—	174	—		174
Total Return Swap Agreements	—	86	—		86
Total Assets	78,787	48,027	—	@†	126,814 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(751)	—		(751)
Futures Contracts	(348)	—	—		(348)
Interest Rate Swap Agreements	—	(228)	—		(228)
Total Return Swap Agreements	—	(358)	—		(358)
Total Liabilities	(348)	(1,337)	—		(1,685)
Total	$78,439	$46,690	$—	@†	$125,129 †

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $22,640,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$1
Purchases	—	@
Sales	—
Amortization of discount	—
Transfers in	—	†
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(1)
Realized gains (losses)	—
Ending Balance	$—	@†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$(1)

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended December 31, 2016 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at December 31, 2015	10,270	$72
Options closed	(10,270)	(72)
Options outstanding at December 31, 2016	—	$—

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,057
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	63	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	197	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	53	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	86
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	51
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	14	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	174	(a)
Total			$1,695
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(751)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(250	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(98	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(358)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(152)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(76	)(a)
Total			$(1,685)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(93	)(b)
Equity Risk	Options Purchased	4	(b)
Currency Risk	Options Written	65
Currency Risk	Foreign Currency Forward Exchange Contracts	399
Commodity Risk	Futures Contracts	(103)
Equity Risk	Futures Contracts	2,109
Interest Rate Risk	Futures Contracts	(102)
Credit Risk	Swap Agreements	70
Equity Risk	Swap Agreements	(243)
Interest Rate Risk	Swap Agreements	(658)
Total		$1,448
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(48	)(b)
Currency Risk	Options Written	(5)
Currency Risk	Foreign Currency Forward Exchange Contracts	82
Commodity Risk	Futures Contracts	45
Equity Risk	Futures Contracts	(137)
Interest Rate Risk	Futures Contracts	(157)
Equity Risk	Swap Agreements	(341)
Credit Risk	Swap Agreements	47
Interest Rate Risk	Swap Agreements	(61)
Total		$(575)

(b)  Amounts are included in Investments in the Consolidated Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$1,057	$(751)
Swap Agreements	137	(510)
Total	$1,194	$(1,261)

(c)  Excludes exchange traded derivatives.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$15	$(15)	$—	$0
Bank of America NA	5	(4)	—	1
Bank of New York Mellon	1	—	—	1
Barclays Bank PLC	96	(5)	—	91
BNP Paribas SA	34	(20)	—	14
Citibank NA	610	(478)	—	132
Commonwealth Bank of Australia	30	(26)	—	4
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Credit Suisse International	$— @	$ (— @)	$—	$0
Goldman Sachs International	5	(5)	—	0
HSBC Bank PLC	1	(1)	—	0
JPMorgan Chase Bank NA	385	(137)	—	248
State Street Bank and Trust Co.	5	—	—	5
UBS AG	7	(7)	—	0
Total	$1,194	$(698)	$—	$496
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$18	$(15)	$—	$3
Bank of America NA	35	(4)	—	31
Bank of Montreal	13	—	—	13
Barclays Bank PLC	5	(5)	—	0
BNP Paribas SA	49	(20)	—	29
Citibank NA	508	(478)	—	30
Commonwealth Bank of Australia	26	(26)	—	0
Credit Suisse International	3	(— @)	—	3
Goldman Sachs International	366	(5)	(279)	82
HSBC Bank PLC	19	(1)	—	18
JPMorgan Chase Bank NA	209	(137)	—	72
Northern Trust Company	2	—	—	2
UBS AG	8	(7)	—	1
Total	$1,261	$(698)	$(279)	$284

@  Value is less than $500.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$80,384,000
Futures Contracts:
Average monthly original value	$93,054,000
Swap Agreements:
Average monthly notional amount	$51,062,000
Options Purchased:
Average monthly notional amount	3,891,000
Options Written:
Average monthly notional amount	3,873,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes.

Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.49% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual operating expenses, excluding certain investment related expenses, taxes,

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $312,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the

Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2016, this waiver amounted to approximately $34,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Consolidated Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $81,942,000 and $97,696,000, respectively. For the year ended December 31, 2016, purchases and sales of long-term U.S. Government securities were approximately $48,614,000 and $66,198,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $20,000

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

relating to the Portfolio's investment in the Emerging Markets Portfolio.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)		Sales (000)	Dividend Income (000)		Realized Loss (000)	Value December 31, 2016 (000)
$2,341	$–	@	$2,747	$–	@	$(354)	$—

@  Amount is less than $500.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$1,974	$95,874	$74,680	$26	$23,168

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$586	$2,692	$1,279

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

adjustments on certain equity securities designated as issued by passive foreign investment companies and swap transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(372)	$364	$8

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,438	$1,839

At December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$1,814	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley Variable Investment Series Strategist Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,813,000.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.6%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Strategist Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Global Strategist Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the consolidated results of its operations and changes in its net assets for the year then ended, and the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $586,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
1694918 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,023.20	$1,021.52	$3.66	$3.66	0.72	%***
Growth Portfolio Class II	1,000.00	1,021.60	1,020.26	4.93	4.93	0.97	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –1.64%, net of fees, for Class I shares and –1.92%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 7.08%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve ("Fed") monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Large-cap growth stocks, as represented by the Index, were led by the telecommunication services, energy and industrials sectors. Health care (which had a negative return for the period), real estate and consumer staples were the weakest-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, all of the Portfolio's underperformance was driven by stock selection, while sector allocation had a neutral impact.

•  The information technology ("IT") sector was the biggest drag on relative returns. Stock selection in IT detracted from performance, with the negative results only slightly offset by the benefit of an overweight allocation to the sector. Adverse performance from the industrials sector was driven by both weak stock selection and an underweight position. The health care sector also disappointed, largely due to unfavorable stock selection.

•  The Portfolio's relative sector weightings in IT, health care, financials and consumer staples modestly contributed to relative performance, as did the lack of exposure to the real estate sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–1.64%	14.74%	9.31%	8.08%
Russell 1000® Growth Index	7.08	14.50	8.33	6.93
Portfolio – Class II(4)	–1.92	14.44	9.03	9.77
Russell 1000® Growth Index	7.08	14.50	8.33	9.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Aerospace & Defense (3.5%)
United Technologies Corp.	59,127	$6,482
Automobiles (5.3%)
Tesla Motors, Inc. (a)(b)	46,104	9,852
Biotechnology (0.6%)
Alnylam Pharmaceuticals, Inc. (b)	9,956	373
Intrexon Corp. (a)(b)	24,172	587
Juno Therapeutics, Inc. (a)(b)	12,318	232
		1,192
Capital Markets (4.3%)
S&P Global, Inc.	74,279	7,988
Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B (b)	17,090	2,785
Health Care Equipment & Supplies (5.6%)
DexCom, Inc. (b)	30,170	1,801
Intuitive Surgical, Inc. (b)	13,498	8,560
		10,361
Health Care Technology (2.9%)
athenahealth, Inc. (b)	50,389	5,299
Hotels, Restaurants & Leisure (2.5%)
Chipotle Mexican Grill, Inc. (b)	4,613	1,740
Starbucks Corp.	51,511	2,860
		4,600
Information Technology Services (7.7%)
Mastercard, Inc., Class A	85,253	8,803
Visa, Inc., Class A	69,304	5,407
		14,210
Internet & Direct Marketing Retail (13.3%)
Amazon.com, Inc. (b)	22,174	16,628
Netflix, Inc. (b)	14,804	1,833
Priceline Group, Inc. (The) (Netherlands) (b)	4,198	6,154
		24,615
Internet Software & Services (19.6%)
Alibaba Group Holding Ltd. ADR (China) (b)	29,877	2,623
Alphabet, Inc., Class C (b)	15,380	11,871
Facebook, Inc., Class A (b)	130,803	15,049
Tencent Holdings Ltd. (China) (c)	107,100	2,620
Twitter, Inc. (b)	250,047	4,076
		36,239
Life Sciences Tools & Services (5.1%)
Illumina, Inc. (b)	72,941	9,339
Semiconductors & Semiconductor Equipment (3.8%)
NVIDIA Corp.	64,895	6,927
	Shares	Value (000)
Software (13.6%)
Activision Blizzard, Inc.	47,203	$1,704
Mobileye N.V. (b)	24,870	948
Salesforce.com, Inc. (b)	120,956	8,281
ServiceNow, Inc. (b)	35,917	2,670
Splunk, Inc. (b)	47,196	2,414
Workday, Inc., Class A (b)	137,612	9,095
		25,112
Textiles, Apparel & Luxury Goods (2.7%)
Michael Kors Holdings Ltd. (b)	75,482	3,244
Under Armour, Inc., Class A (a)(b)	57,125	1,660
		4,904
Total Common Stocks (Cost $114,721)		169,905
Preferred Stocks (4.3%)
Electronic Equipment, Instruments & Components (0.6%)
Magic Leap Series C (b)(d)(e)(f) (acquisition cost — $1,089; acquired 12/22/15)	47,281	1,058
Internet & Direct Marketing Retail (3.6%)
Airbnb, Inc. Series D (b)(d)(e)(f) (acquisition cost — $1,335; acquired 4/16/14)	32,784	3,445
Uber Technologies Series G (b)(d)(e)(f) (acquisition cost — $3,117; acquired 12/3/15)	63,916	3,118
		6,563
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (b)(d)(e)(f) (acquisition cost — $485; acquired 1/30/14)	25,401	223
Total Preferred Stocks (Cost $6,026)		7,844
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $99)	24,206	90
	Shares
Short-Term Investments (8.3%)
Securities held as Collateral on Loaned Securities (4.3%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	6,318,515	6,319

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.9%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $119; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $122)	$119	$119
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $596; fully collateralized by U.S. Government agency securities; 2.88% – 4.60% due 11/20/65 – 11/20/66; valued at $608)	596	596
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $893; fully collateralized by Exchange Traded Funds; valued at $983)	893	893
		1,608
Total Securities held as Collateral on Loaned Securities (Cost $7,927)		7,927
	Shares
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $7,314)	7,314,033	7,314
Total Short-Term Investments (Cost $15,241)		15,241
Total Investments (104.6%) (Cost $136,087) Including $12,311 of Securities Loaned (g)		193,080
Liabilities in Excess of Other Assets (-4.6%)		(8,495)
Net Assets (100.0%)		$184,585

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2016.

(e)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $7,844,000, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $7,844,000 and represents 4.3% of net assets.

(g)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $136,664,000. The aggregate gross unrealized appreciation is approximately $67,978,000 and the aggregate gross unrealized depreciation is approximately $11,562,000, resulting in net unrealized appreciation of approximately $56,416,000.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	26.3%
Internet Software & Services	19.7
Internet & Direct Marketing Retail	16.8
Software	13.6
Information Technology Services	7.7
Health Care Equipment & Supplies	5.6
Automobiles	5.3
Life Sciences Tools & Services	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $122,454)	$179,447
Investment in Security of Affiliated Issuer, at Value (Cost $13,633)	13,633
Total Investments in Securities, at Value (Cost $136,087)	193,080
Cash	13
Receivable for Portfolio Shares Sold	204
Dividends Receivable	41
Receivable from Affiliate	1
Other Assets	11
Total Assets	193,350
Liabilities:
Collateral on Securities Loaned, at Value	7,939
Payable for Portfolio Shares Redeemed	251
Payable for Advisory Fees	241
Payable for Servicing Fees	183
Payable for Professional Fees	47
Payable for Investments Purchased	41
Payable for Distribution Fees — Class II Shares	17
Payable for Administration Fees	13
Payable for Custodian Fees	8
Payable for Directors' Fees and Expenses	3
Payable for Transfer Agency Fees	3
Other Liabilities	19
Total Liabilities	8,765
NET ASSETS	$184,585
Net Assets Consist of:
Paid-in-Capital	$109,246
Accumulated Net Investment Loss	(12)
Accumulated Undistributed Net Realized Gain	18,358
Unrealized Appreciation (Depreciation) on:
Investments	56,993
Net Assets	$184,585
CLASS I:
Net Assets	$104,504
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,240,261 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$24.65
CLASS II:
Net Assets	$80,081
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,384,070 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$23.66
(1) Including:
Securities on Loan, at Value:	$12,311

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Growth Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$764
Income from Securities Loaned — Net	489
Dividends from Securities of Affiliated Issuers (Note H)	14
Total Investment Income	1,267
Expenses:
Advisory Fees (Note B)	973
Servicing Fees (Note D)	231
Distribution Fees — Class II Shares (Note E)	212
Administration Fees (Note C)	156
Professional Fees	97
Shareholder Reporting Fees	26
Transfer Agency Fees (Note F)	13
Custodian Fees (Note G)	9
Directors' Fees and Expenses	4
Pricing Fees	3
Other Expenses	23
Total Expenses	1,747
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Reimbursement of Custodian Fees (Note G)	(56)
Net Expenses	1,685
Net Investment Loss	(418)
Realized Gain:
Investments Sold	18,220
Foreign Currency Transactions	4
Net Realized Gain	18,224
Change in Unrealized Appreciation (Depreciation):
Investments	(21,327)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,103)
Net Decrease in Net Assets Resulting from Operations	$(3,521)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(418)	$(967)
Net Realized Gain	18,224	32,193
Net Change in Unrealized Appreciation (Depreciation)	(21,327)	(7,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,521)	23,697
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(17,607)	(16,349)
Class II:
Net Realized Gain	(14,329)	(11,479)
Total Distributions	(31,936)	(27,828)
Capital Share Transactions:(1)
Class I:
Subscribed	4,994	5,261
Distributions Reinvested	17,607	16,349
Redeemed	(18,259)	(22,524)
Class II:
Subscribed	20,763	25,342
Distributions Reinvested	14,329	11,479
Redeemed	(28,673)	(25,479)
Net Increase in Net Assets Resulting from Capital Share Transactions	10,761	10,428
Total Increase (Decrease) in Net Assets	(24,696)	6,297
Net Assets:
Beginning of Period	209,281	202,984
End of Period (Including Accumulated Net Investment Loss of $(12) and $(10))	$184,585	$209,281
(1) Capital Share Transactions:
Class I:
Shares Subscribed	189	171
Shares Issued on Distributions Reinvested	731	560
Shares Redeemed	(685)	(724)
Net Increase in Class I Shares Outstanding	235	7
Class II:
Shares Subscribed	800	851
Shares Issued on Distributions Reinvested	619	406
Shares Redeemed	(1,118)	(847)
Net Increase in Class II Shares Outstanding	301	410

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$29.93		$30.73		$31.03		$21.94		$20.10
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		(0.11)		(0.06)		(0.03)		0.10
Net Realized and Unrealized Gain (Loss)	(0.57)		3.76		1.98		10.23		2.76
Total from Investment Operations	(0.60)		3.65		1.92		10.20		2.86
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.12)		—
Net Realized Gain	(4.68)		(4.45)		(2.22)		(0.99)		(1.02)
Total Distributions	(4.68)		(4.45)		(2.22)		(1.11)		(1.02)
Net Asset Value, End of Period	$24.65		$29.93		$30.73		$31.03		$21.94
Total Return(3)	(1.64)%		12.24%		6.36%		48.07%		14.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,504		$119,883		$122,881		$142,052		$51,043
Ratio of Expenses to Average Net Assets(7)	0.76	%(4)	0.80	%(4)	0.77	%(4)	0.82	%(4)(5)	0.85	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.80	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.11	)%(4)	(0.37	)%(4)	(0.19	)%(4)	(0.11	)%(4)	0.45	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		33%		30%		32%		48%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.79%		0.81%		0.85%		0.90%		0.88%
Net Investment Income (Loss) to Average Net Assets	(0.14)%		(0.38)%		(0.27)%		(0.19)%		0.42%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to September 9, 2013, the maximum ratio was 0.85% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$29.00		$29.97		$30.39		$21.50		$19.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)		(0.18)		(0.13)		(0.09)		0.04
Net Realized and Unrealized Gain (Loss)	(0.57)		3.66		1.93		10.02		2.71
Total from Investment Operations	(0.66)		3.48		1.80		9.93		2.75
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.05)		—
Net Realized Gain	(4.68)		(4.45)		(2.22)		(0.99)		(1.02)
Total Distributions	(4.68)		(4.45)		(2.22)		(1.04)		(1.02)
Net Asset Value, End of Period	$23.66		$29.00		$29.97		$30.39		$21.50
Total Return(3)	(1.92)%		11.97%		6.09%		47.72%		14.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,081		$89,398		$80,103		$78,501		$31,883
Ratio of Expenses to Average Net Assets(7)	1.01	%(4)	1.05	%(4)	1.02	%(4)	1.07	%(4)(5)	1.10	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.05	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.36	)%(4)	(0.62	)%(4)	(0.44	)%(4)	(0.36	)%(4)	0.20	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		33%		30%		32%		48%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		1.09%		1.20%		1.25%		1.23%
Net Investment Income (Loss) to Average Net Assets	(0.39)%		(0.66)%		(0.62)%		(0.54)%		0.07%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to September 9, 2013, the maximum ratio was 1.10% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$6,482	$—	$—	$6,482
Automobiles	9,852	—	—	9,852
Biotechnology	1,192	—	—	1,192

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Capital Markets	$7,988	$—	$—	$7,988
Diversified Financial Services	2,785	—	—	2,785
Health Care Equipment & Supplies	10,361	—	—	10,361
Health Care Technology	5,299	—	—	5,299
Hotels, Restaurants & Leisure	4,600	—	—	4,600
Information Technology Services	14,210	—	—	14,210
Internet & Direct Marketing Retail	24,615	—	—	24,615
Internet Software & Services	36,239	—	—	36,239
Life Sciences Tools & Services	9,339	—	—	9,339
Semiconductors & Semiconductor Equipment	6,927	—	—	6,927
Software	25,112	—	—	25,112
Textiles, Apparel & Luxury Goods	4,904	—	—	4,904
Total Common Stocks	169,905	—	—	169,905
Preferred Stocks	—	—	7,844	7,844
Call Option Purchased	—	90	—	90
Short-Term Investments
Investment Company	13,633	—	—	13,633
Repurchase Agreements	—	1,608	—	1,608
Total Short-Term Investments	13,633	1,608	—	15,241
Total Assets	$183,538	$1,698	$7,844	$193,080

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$823	$7,312
Purchases	—	—
Sales	(983)	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	428	532
Realized gains (losses)	(268)	—
Ending Balance	$—	$7,844
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—	$532

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value	Impact to Valuation from an increase in input
Electronic Equipment, Instuments & Components
Preferred Stock	$1,058	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%	Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.6	x	24.7	x	19.4x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%	Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$3,445	Market Transaction Method	Precedent Transaction	$105.00		$105.00		$105.00	Increase

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Internet & Direct Marketing Retail (cont'd)
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.8	x	16.2	x	12.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$3,118	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase
Internet Software & Services
Preferred Stock	$223	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.1	x	11.2	x	5.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$90	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(210	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(377	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$90	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$90	$—	$—	$90

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	28,440,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,311	(e)	$—	$(12,311	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $7,939,000, of which approximately $7,927,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $12,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $4,707,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$7,939	$—	$—	$—	$7,939
Total Borrowings	$7,939	$—	$—	$—	$7,939
Gross amount of recognized liabilities for securities lending transactions					$7,939

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $74,083,000 and $93,497,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$12,180	$62,325	$60,872	$14	$13,633

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$31,936	$—	$27,828

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on partnership investments sold and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$416	$365	$(781)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$18,933

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.8%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $31,936,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
1694528 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Director and Officer Information	25

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Mid Cap Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$976.50	$1,019.91	$5.17	$5.28	1.04	%***
Mid Cap Growth Portfolio Class II	1,000.00	976.00	1,019.41	5.66	5.79	1.14	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.
2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Portfolio seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –8.78%, net of fees, for Class I shares and –8.84%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 7.33%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve (Fed) monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Within the mid-cap growth universe, as represented by the Index, commodity-related and cyclical sectors led, with energy, materials, financials, industrials and information technology ending the year with double-digit gains. The utilities and health care sectors were the weakest performers, with negative returns for the year.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection accounted for nearly all of the Portfolio's relative underperformance.

•  Stock selection in the information technology ("IT") sector detracted the most from relative performance, with a global communications platform and a professional social networking site the largest underperformers. The health care sector also fared poorly on weak results from a genetic tools developer and a cloud-based health care services provider. Stock selection in the financials sector hampered performance as well, after a holding in a consumer lending marketplace made a surprise announcement that adversely affected its share price. We reduced the position during the year, due to our assessment of the relative risk/reward profile.

•  An overweight to IT, underweights to consumer discretionary and consumer staples, and zero exposure to the real estate sector were positive contributors to relative performance, as was stock selection in the materials sector. However, the gains fell short of offsetting negative performance elsewhere.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–8.78%	5.52%	5.17%	4.93%
Russell Midcap® Growth Index	7.33	13.51	7.83	7.05
Portfolio – Class II(4)	–8.84	5.42	5.07	9.12
Russell Midcap® Growth Index	7.33	13.51	7.83	10.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (92.7%)
Aerospace & Defense (3.4%)
TransDigm Group, Inc.	13,943	$3,471
Automobiles (5.2%)
Tesla Motors, Inc. (a)(b)	24,808	5,301
Biotechnology (0.7%)
Alnylam Pharmaceuticals, Inc. (b)	6,314	236
Intrexon Corp. (a)(b)	14,307	348
Juno Therapeutics, Inc. (a)(b)	6,773	128
		712
Capital Markets (7.8%)
MSCI, Inc.	43,777	3,449
S&P Global, Inc.	42,282	4,547
		7,996
Construction Materials (2.0%)
Martin Marietta Materials, Inc.	9,175	2,033
Consumer Finance (0.9%)
LendingClub Corp. (b)	181,198	951
Health Care Equipment & Supplies (5.6%)
DexCom, Inc. (b)	16,414	980
Intuitive Surgical, Inc. (b)	7,552	4,789
		5,769
Health Care Technology (9.0%)
athenahealth, Inc. (b)	54,994	5,784
Veeva Systems, Inc., Class A (b)	86,630	3,526
		9,310
Hotels, Restaurants & Leisure (8.7%)
Chipotle Mexican Grill, Inc. (b)	2,559	966
Dunkin' Brands Group, Inc.	69,286	3,633
Marriott International, Inc., Class A	53,308	4,407
		9,006
Information Technology Services (3.1%)
Gartner, Inc. (b)	31,828	3,217
Internet Software & Services (11.0%)
Dropbox, Inc. (b)(c)(d)(e) (acquisition cost — $1,380; acquired 5/1/12)	152,532	1,341
MercadoLibre, Inc. (Brazil)	11,815	1,845
Twitter, Inc. (b)	269,893	4,399
Zillow Group, Inc., Class A (b)	33,751	1,230
Zillow Group, Inc., Class C (b)	68,023	2,481
		11,296
Life Sciences Tools & Services (5.1%)
Illumina, Inc. (b)	41,202	5,275
Multi-line Retail (3.1%)
Dollar Tree, Inc. (b)	41,949	3,238
Professional Services (6.8%)
IHS Markit Ltd. (b)	96,065	3,402
Verisk Analytics, Inc. (b)	44,478	3,610
		7,012
	Shares	Value (000)
Semiconductors & Semiconductor Equipment (3.6%)
NVIDIA Corp.	34,880	$3,723
Software (14.0%)
Activision Blizzard, Inc.	28,148	1,017
Atlassian Corp., PLC, Class A (United Kingdom) (b)	41,085	989
Mobileye N.V. (b)	13,937	531
ServiceNow, Inc. (b)	47,419	3,525
Splunk, Inc. (b)	65,475	3,349
Workday, Inc., Class A (b)	76,502	5,056
		14,467
Textiles, Apparel & Luxury Goods (2.7%)
Michael Kors Holdings Ltd. (b)	42,416	1,823
Under Armour, Inc., Class C (b)	36,305	914
		2,737
Total Common Stocks (Cost $81,840)		95,514
Preferred Stocks (5.1%)
Internet & Direct Marketing Retail (4.3%)
Airbnb, Inc. Series D (b)(c)(d)(e) (acquisition cost — $1,370; acquired 4/16/14)	33,636	3,535
Flipkart Online Services Pvt Ltd. Series D (b)(c)(d)(e) (acquisition cost — $385; acquired 10/4/13)	16,789	848
		4,383
Software (0.8%)
Palantir Technologies, Inc. Series G (b)(c)(d)(e) (acquisition cost — $455; acquired 7/19/12)	148,616	602
Palantir Technologies, Inc. Series H (b)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	117
Palantir Technologies, Inc. Series H1 (b)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	118
		837
Total Preferred Stocks (Cost $2,414)		5,220
Convertible Preferred Stock (0.1%)
Internet Software & Services (0.1%)
Dropbox, Inc. Series A (b)(c)(d)(e) (acquisition cost — $132; acquired 5/25/12) (Cost $132)	14,641	129
	Notional Amount (000)
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $55)	13,507	50

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Short-Term Investments (7.6%)
Securities held as Collateral on Loaned Securities (5.7%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	4,719,271	$4,719
	Face Amount (000)
Repurchase Agreements (1.1%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $89; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $91)	$89	89
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $445; fully collateralized by U.S. Government agency securities; 2.88% – 4.60% due 11/20/65 – 11/20/66; valued at $454)	445	445
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $667; fully collateralized by Exchange Traded Funds; valued at $734)	667	667
		1,201
Total Securities held as Collateral on Loaned Securities (Cost $5,920)		5,920
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $1,992)	1,991,611	1,992
Total Short-Term Investments (Cost $7,912)		7,912
Total Investments (105.6%) (Cost $92,353) Including $5,777 of Securities Loaned (f)		108,825
Liabilities in Excess of Other Assets (-5.6%)		(5,769)
Net Assets (100.0%)		$103,056

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at December 31, 2016.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $6,690,000 and represents 6.5% of net assets.

(e)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $6,690,000, representing 6.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $94,881,000. The aggregate gross unrealized appreciation is approximately $20,508,000 and the aggregate gross unrealized depreciation is approximately $6,564,000, resulting in net unrealized appreciation of approximately $13,944,000.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	25.8%
Software	14.9
Internet Software & Services	11.1
Health Care Technology	9.0
Hotels, Restaurants & Leisure	8.8
Capital Markets	7.8
Professional Services	6.8
Health Care Equipment & Supplies	5.6
Automobiles	5.1
Life Sciences Tools & Services	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $85,642)	$102,114
Investment in Security of Affiliated Issuer, at Value (Cost $6,711)	6,711
Total Investments in Securities, at Value (Cost $92,353)	108,825
Cash	9
Receivable for Portfolio Shares Sold	525
Dividends Receivable	106
Receivable from Affiliate	1
Other Assets	11
Total Assets	109,477
Liabilities:
Collateral on Securities Loaned, at Value	5,930
Payable for Advisory Fees	215
Payable for Portfolio Shares Redeemed	112
Payable for Servicing Fees	66
Payable for Professional Fees	45
Payable for Custodian Fees	9
Payable for Administration Fees	7
Payable for Distribution Fees — Class II Shares	6
Payable for Investments Purchased	4
Payable for Transfer Agency Fees	2
Payable for Directors' Fees and Expenses	1
Other Liabilities	24
Total Liabilities	6,421
NET ASSETS	$103,056
Net Assets Consist of:
Paid-in-Capital	$89,638
Accumulated Net Investment Loss	(9)
Accumulated Net Realized Loss	(3,045)
Unrealized Appreciation (Depreciation) on:
Investments	16,472
Net Assets	$103,056
CLASS I:
Net Assets	$27,893
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,197,450 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.72
CLASS II:
Net Assets	$75,163
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,790,592 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.55
(1) Including:
Securities on Loan, at Value:	$5,777

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$838
Income from Securities Loaned — Net	368
Dividends from Securities of Affiliated Issuers (Note H)	14
Total Investment Income	1,220
Expenses:
Advisory Fees (Note B)	877
Distribution Fees — Class II Shares (Note E)	210
Servicing Fees (Note D)	175
Professional Fees	102
Administration Fees (Note C)	94
Shareholder Reporting Fees	28
Transfer Agency Fees (Note F)	10
Custodian Fees (Note G)	10
Directors' Fees and Expenses	5
Pricing Fees	5
Other Expenses	21
Total Expenses	1,537
Waiver of Distribution Fees — Class II Shares (Note E)	(126)
Waiver of Advisory Fees (Note B)	(61)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Reimbursement of Custodian Fees (Note G)	(38)
Net Expenses	1,305
Net Investment Loss	(85)
Realized Gain (Loss):
Investments Sold	(2,636)
Foreign Currency Transactions	2
Net Realized Loss	(2,634)
Change in Unrealized Appreciation (Depreciation):
Investments	(9,950)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(12,584)
Net Decrease in Net Assets Resulting from Operations	$(12,669)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(85)	$(1,300)
Net Realized Gain (Loss)	(2,634)	3,740
Net Change in Unrealized Appreciation (Depreciation)	(9,950)	(12,057)
Net Decrease in Net Assets Resulting from Operations	(12,669)	(9,617)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(1,536)	(9,736)
Class II:
Net Realized Gain	(4,019)	(19,692)
Total Distributions	(5,555)	(29,428)
Capital Share Transactions:(1)
Class I:
Subscribed	4,348	9,773
Distributions Reinvested	1,536	9,736
Redeemed	(20,517)	(24,704)
Class II:
Subscribed	5,035	3,967
Distributions Reinvested	4,019	19,692
Redeemed	(20,107)	(28,723)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(25,686)	(10,259)
Total Decrease in Net Assets	(43,910)	(49,304)
Net Assets:
Beginning of Period	146,966	196,270
End of Period (Including Accumulated Net Investment Loss of $(9) and $(8))	$103,056	$146,966
(1) Capital Share Transactions:
Class I:
Shares Subscribed	485	849
Shares Issued on Distributions Reinvested	172	893
Shares Redeemed	(2,292)	(2,145)
Net Decrease in Class I Shares Outstanding	(1,635)	(403)
Class II:
Shares Subscribed	568	357
Shares Issued on Distributions Reinvested	459	1,839
Shares Redeemed	(2,236)	(2,522)
Net Decrease in Class II Shares Outstanding	(1,209)	(326)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.03		$12.73		$14.41		$10.77		$11.22
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.00	)(3)	(0.08)		(0.02)		(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	(0.87)		(0.50)		0.28		4.03		0.91
Total from Investment Operations	(0.87)		(0.58)		0.26		3.98		0.95
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.05)		—
Net Realized Gain	(0.44)		(2.12)		(1.94)		(0.29)		(1.40)
Total Distributions	(0.44)		(2.12)		(1.94)		(0.34)		(1.40)
Net Asset Value, End of Period	$8.72		$10.03		$12.73		$14.41		$10.77
Total Return(4)	(8.78)%		(5.90)%		1.97%		37.49%		8.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,893		$48,467		$66,653		$72,112		$61,552
Ratio of Expenses to Average Net Assets(7)	1.04	%(5)	1.05	%(5)	1.05	%(5)	1.05	%(5)	1.05	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.00	)%(5)(6)	(0.67	)%(5)	(0.14	)%(5)	(0.39	)%(5)	0.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		25%		44%		49%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.14%		1.10%		1.10%		1.09%		1.06%
Net Investment Income (Loss) to Average Net Assets	(0.10)%		(0.72)%		(0.19)%		(0.43)%		0.32%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$9.85		$12.55		$14.25		$10.64		$11.12
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.09)		(0.03)		(0.06)		0.03
Net Realized and Unrealized Gain (Loss)	(0.85)		(0.49)		0.27		3.99		0.89
Total from Investment Operations	(0.86)		(0.58)		0.24		3.93		0.92
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)		—
Net Realized Gain	(0.44)		(2.12)		(1.94)		(0.29)		(1.40)
Total Distributions	(0.44)		(2.12)		(1.94)		(0.32)		(1.40)
Net Asset Value, End of Period	$8.55		$9.85		$12.55		$14.25		$10.64
Total Return(3)	(8.84)%		(5.99)%		1.84%		37.48%		8.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$75,163		$98,499		$129,617		$151,317		$157,899
Ratio of Expenses to Average Net Assets(6)	1.14	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets(6)	(0.10	)%(4)	(0.77	)%(4)	(0.24	)%(4)	(0.49	)%(4)	0.23	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	42%		25%		44%		49%		29%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%		1.39%		1.45%		1.44%		1.41%
Net Investment Loss to Average Net Assets	(0.35)%		(1.01)%		(0.54)%		(0.78)%		(0.03)%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class I shares and Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class I shares and Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class I shares and Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I shares and Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,471	$—	$—	$3,471
Automobiles	5,301	—	—	5,301
Biotechnology	712	—	—	712
Capital Markets	7,996	—	—	7,996
Construction Materials	2,033	—	—	2,033
Consumer Finance	951	—	—	951
Health Care Equipment & Supplies	5,769	—	—	5,769
Health Care Technology	9,310	—	—	9,310
Hotels, Restaurants & Leisure	9,006	—	—	9,006
Information Technology Services	3,217	—	—	3,217
Internet Software & Services	9,955	—	1,341	11,296
Life Sciences Tools & Services	5,275	—	—	5,275
Multi-line Retail	3,238	—	—	3,238
Professional Services	7,012	—	—	7,012
Semiconductors & Semiconductor Equipment	3,723	—	—	3,723
Software	14,467	—	—	14,467
Textiles, Apparel & Luxury Goods	2,737	—	—	2,737
Total Common Stocks	94,173	—	1,341	95,514
Preferred Stocks	—	—	5,220	5,220
Convertible Preferred Stock	—	—	129	129
Call Option Purchased	—	50	—	50
Short-Term Investments
Investment Company	6,711	—	—	6,711
Repurchase Agreements	—	1,201	—	1,201
Total Short-Term Investments	6,711	1,201	—	7,912
Total Assets	$100,884	$1,251	$6,690	$108,825

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$4,278	$6,152	$210
Purchases	—	—	—
Sales	(2,498)	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	(1,334)	(932)	(81)
Realized gains (losses)	895	—	—
Ending Balance	$1,341	$5,220	$129
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$(844)	$(932)	$(81)

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Internet & Direct Marketing Retail
Preferred Stocks	$3,535	Market Transaction Method	Precedent Transaction	$105.00		$105.00		$105.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	9.8	x	16.2	x	12.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$848	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.1	x	2.8	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Common Stock	$1,341	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
Convertible Preferred Stock	$129	Market Comparable Companies	Enterprise Value/Revenue	4.1x		11.2x		5.5x		Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$837	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	7.5	x	10.1	x	8.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$50	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(151	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(329	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$50	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$50	$—	$—	$50

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	19,524,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,777	(e)	$—	$(5,777	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $5,930,000, of which approximately $5,920,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $10,000, which is not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$5,930	$—	$—	$—	$5,930
Total Borrowings	$5,930	$—	$—	$—	$5,930
Gross amount of recognized liabilities for securities lending transactions					$5,930

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.69% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $61,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2016, this waiver amounted to approximately $126,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $47,648,000 and $74,426,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$16,116	$58,193	$67,598	$14	$6,711

During the year ended December 31, 2016, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$5,555	$—	$29,428

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on partnership investments held and sold by the Portfolio and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$84	$522	$(606)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $517,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 54.0%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $5,555,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002

Managing Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
1693396 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Small Company Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$1,047.30	$1,018.85	$6.43	$6.34	1.25	%***

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.64%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 11.32%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve ("Fed") monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Within the universe of small-cap growth stocks, as represented by the Index, the materials, energy and industrials sectors were the top-performing sectors for the year, while health care (which had a negative return), utilities and consumer discretionary were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, both stock selection and sector allocation detracted from the Portfolio's relative performance.

•  The consumer discretionary, financials and materials sectors had the largest negative impact, due to a combination of unfavorable stock selection and disadvantageous sector allocations in all three sectors. The Portfolio was overweight in consumer discretionary and underweight in financials and materials during the reporting period.

•  The health care and industrials sectors aided relative performance. Stock selection in both sectors added to returns, as did an underweight in health care and an overweight in industrials. An overweight to the information technology sector also contributed marginally.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2016
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	5.64%	10.04%	5.30%	9.44%
Russell 2000® Growth Index	11.32	13.74	7.76	10.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Aerospace & Defense (4.8%)
BWX Technologies, Inc.	12,551	$498
Biotechnology (1.8%)
Agios Pharmaceuticals, Inc. (a)(b)	590	25
Alnylam Pharmaceuticals, Inc. (b)	463	17
Bellicum Pharmaceuticals, Inc. (a)(b)	2,622	36
Editas Medicine, Inc. (a)(b)	1,612	26
Intellia Therapeutics, Inc. (a)(b)	1,954	25
Intrexon Corp. (a)(b)	1,726	42
Juno Therapeutics, Inc. (a)(b)	631	12
		183
Capital Markets (1.2%)
WisdomTree Investments, Inc. (a)	11,623	130
Consumer Finance (1.0%)
LendingClub Corp. (b)	20,255	106
Electronic Equipment, Instruments & Components (1.0%)
Cognex Corp.	949	60
FARO Technologies, Inc. (b)	1,354	49
		109
Health Care Equipment & Supplies (1.1%)
Penumbra, Inc. (b)	1,851	118
Health Care Providers & Services (3.5%)
HealthEquity, Inc. (b)	8,973	364
Health Care Technology (12.3%)
athenahealth, Inc. (b)	5,639	593
Castlight Health, Inc., Class B (b)	14,184	70
Cotiviti Holdings, Inc. (b)	7,574	261
Veeva Systems, Inc., Class A (b)	8,929	363
		1,287
Hotels, Restaurants & Leisure (14.5%)
BJ's Restaurants, Inc. (b)	3,019	119
Fiesta Restaurant Group, Inc. (b)	11,611	346
Habit Restaurants, Inc. (The) (b)	7,401	128
Shake Shack, Inc., Class A (b)	14,749	528
Wingstop, Inc.	3,283	97
Zoe's Kitchen, Inc. (b)	12,806	307
		1,525
Internet & Direct Marketing Retail (3.7%)
Etsy, Inc. (b)	8,337	98
MakeMyTrip Ltd. (India) (b)	3,610	80
Shutterfly, Inc. (b)	2,063	104
Wayfair, Inc., Class A (a)(b)	3,036	106
		388
Internet Software & Services (20.6%)
Angie's List, Inc. (b)	6,599	54
Benefitfocus, Inc. (b)	3,034	90
Coupa Software, Inc. (b)	4,148	104
Criteo SA ADR (France) (b)	7,546	310
GrubHub, Inc. (b)	11,479	432
Just Eat PLC (United Kingdom) (b)	21,956	158
	Shares	Value (000)
New Relic, Inc. (b)	3,589	$101
Shutterstock, Inc. (b)	6,323	300
Twitter, Inc. (b)	8,235	134
Yelp, Inc. (b)	2,835	108
Zillow Group, Inc., Class A (b)	3,390	124
Zillow Group, Inc., Class C (b)	6,819	249
		2,164
Machinery (6.5%)
Manitowoc Foodservice, Inc. (b)	18,281	354
Terex Corp.	10,410	328
		682
Multi-line Retail (2.3%)
Ollie's Bargain Outlet Holdings, Inc. (b)	8,482	241
Multi-Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (b)(c)(d)	113,183	—
Personal Products (0.3%)
elf Beauty, Inc. (b)	1,226	36
Professional Services (7.3%)
Advisory Board Co. (The) (b)	8,481	282
CEB, Inc.	4,786	290
WageWorks, Inc. (b)	2,739	199
		771
Software (10.9%)
Ellie Mae, Inc. (b)	4,531	379
Guidewire Software, Inc. (b)	7,148	353
HubSpot, Inc. (b)	2,216	104
Take-Two Interactive Software, Inc. (b)	2,281	112
Xero Ltd. (Australia) (b)	4,057	49
Zendesk, Inc. (b)	6,971	148
		1,145
Specialty Retail (4.5%)
Five Below, Inc. (b)	11,875	475
Total Common Stocks (Cost $8,554)		10,222
Preferred Stocks (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation Series M-1 (b)(c)(d)(e) (acquisition cost — $142; acquired 3/19/08)	9,428	—
Mode Media Corporation Escrow Series M-1 (b)(c)(d)(e) (acquisition cost — $13; acquired 3/19/08)	1,346	—
Total Preferred Stocks (Cost $155)		—
	Face Amount (000)
Promissory Notes (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation 9.00%, 12/3/19 (b)(c)(d)(e) (acquisition cost — $60; acquired 3/19/08)	$21	—
Mode Media Corporation Escrow 9.00%, 12/3/19 (b)(c)(d)(e) (acquisition cost — $1; acquired 3/19/08)	1	—
Total Promissory Notes (Cost $61)		—

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Short-Term Investments (5.9%)
Securities held as Collateral on Loaned Securities (2.5%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	208,908	$209
	Face Amount (000)
Repurchase Agreements (0.5%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $20; fully collateralized by U.S. Government agency securities; 2.88% — 4.60% due 11/20/65 — 11/20/66; valued at $20)	$20	20
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $4; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $4)	4	4
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $30; fully collateralized by Exchange Traded Funds; valued at $32)	29	29
		53
Total Securities held as Collateral on Loaned Securities (Cost $262)		262
	Shares
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $359)	358,915	359
Total Short-Term Investments (Cost $621)		621
Total Investments (103.2%) (Cost $9,391) Including $402 of Securities Loaned (f)		10,843
Liabilities in Excess of Other Assets (-3.2%)		(332)
Net Assets (100.0%)		$10,511

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Non-income producing security.

(c)  At December 31, 2016, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2016.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to $0 and represents 0.0% of net assets.

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $9,432,000. The aggregate gross unrealized appreciation is approximately $1,987,000 and the aggregate gross unrealized depreciation is approximately $576,000, resulting in net unrealized appreciation of approximately $1,411,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	28.4%
Internet Software & Services	20.5
Hotels, Restaurants & Leisure	14.4
Health Care Technology	12.2
Software	10.8
Professional Services	7.3
Machinery	6.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $8,823)	$10,275
Investment in Security of Affiliated Issuer, at Value (Cost $568)	568
Total Investments in Securities, at Value (Cost $9,391)	10,843
Foreign Currency, at Value (Cost —@)	—	@
Cash	—	@
Receivable for Portfolio Shares Sold	21
Interest Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	10,867
Liabilities:
Collateral on Securities Loaned, at Value	262
Payable for Professional Fees	39
Payable for Advisory Fees	30
Payable for Servicing Fees	10
Payable for Distribution Fees — Class II Shares	2
Payable for Custodian Fees	2
Payable for Administration Fees	1
Payable for Transfer Agency Fees	1
Payable for Portfolio Shares Redeemed	—	@
Other Liabilities	9
Total Liabilities	356
NET ASSETS	$10,511
Net Assets Consist of:
Paid-in-Capital	$8,962
Accumulated Net Investment Loss	(1)
Accumulated Undistributed Net Realized Gain	98
Unrealized Appreciation (Depreciation) on:
Investments	1,452
Foreign Currency Translations	(—	@)
Net Assets	$10,511
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 988,395 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.63
(1) Including:
Securities on Loan, at Value:	$402

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Income from Securities Loaned — Net	$58
Dividends from Securities of Unaffiliated Issuers	39
Dividends from Security of Affiliated Issuer (Note H)	1
Total Investment Income	98
Expenses:
Advisory Fees (Note B)	100
Professional Fees	93
Distribution Fees — Class II Shares (Note E)	27
Servicing Fees (Note D)	14
Shareholder Reporting Fees	13
Administration Fees (Note C)	9
Pricing Fees	5
Directors' Fees and Expenses	3
Transfer Agency Fees (Note F)	3
Custodian Fees (Note G)	— @
Other Expenses	11
Total Expenses	278
Waiver of Advisory Fees (Note B)	(100)
Expenses Reimbursed by Adviser (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Reimbursement of Custodian Fees (Note G)	(40)
Net Expenses	135
Net Investment Loss	(37)
Realized Gain:
Investments Sold	209
Foreign Currency Transactions	(— @)
Net Realized Gain	209
Change in Unrealized Appreciation (Depreciation):
Investments	402
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	402
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	611
Net Increase in Net Assets Resulting from Operations	$574

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(37)	$(77)
Net Realized Gain	209	947
Net Change in Unrealized Appreciation (Depreciation)	402	(2,176)
Net Increase (Decrease) in Net Assets Resulting from Operations	574	(1,306)
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(992)	(3,842)
Capital Share Transactions:(1)
Class II:
Subscribed	474	529
Distributions Reinvested	992	3,842
Redeemed	(2,403)	(3,369)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(937)	1,002
Total Decrease in Net Assets	(1,355)	(4,146)
Net Assets:
Beginning of Period	11,866	16,012
End of Period (Including Accumulated Net Investment Loss of $(1) and $(1))	$10,511	$11,866
(1) Capital Share Transactions:
Class II:
Shares Subscribed	46	41
Shares Issued on Distributions Reinvested	98	298
Shares Redeemed	(228)	(240)
Net Increase (Decrease) in Class II Shares Outstanding	(84)	99

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.06		$16.43		$27.44		$16.67		$14.81
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.08)		(0.12)		(0.15)		(0.07)
Net Realized and Unrealized Gain (Loss)	0.62		(0.91)		(3.58)		11.74		2.24
Total from Investment Operations	0.58		(0.99)		(3.70)		11.59		2.17
Distributions from and/or in Excess of:
Net Realized Gain	(1.01)		(4.38)		(7.31)		(0.82)		(0.31)
Net Asset Value, End of Period	$10.63		$11.06		$16.43		$27.44		$16.67
Total Return(3)	5.64%		(9.79)%		(13.86)%		71.33%		14.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,511		$11,866		$16,012		$23,375		$18,771
Ratio of Expenses to Average Net Assets(6)	1.24	%(4)	1.25	%(4)	1.24	%(4)	1.25	%(4)	1.25	%(4)
Ratio of Net Investment Loss to Average Net Assets(6)	(0.34	)%(4)	(0.54	)%(4)	(0.61	)%(4)	(0.70	)%(4)	(0.43	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	47%		39%		50%		46%		22%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.55%		2.46%		2.41%		2.25%		2.05%
Net Investment Loss to Average Net Assets	(1.65)%		(1.75)%		(1.78)%		(1.70)%		(1.23)%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$498	$—		$—		$498
Biotechnology	183	—		—		183
Capital Markets	130	—		—		130
Consumer Finance	106	—		—		106
Electronic Equipment, Instruments & Components	109	—		—		109
Health Care Equipment & Supplies	118	—		—		118
Health Care Providers & Services	364	—		—		364
Health Care Technology	1,287	—		—		1,287
Hotels, Restaurants & Leisure	1,525	—		—		1,525
Internet & Direct Marketing Retail	388	—		—		388
Internet Software & Services	2,164	—		—		2,164
Machinery	682	—		—		682
Multi-Line Retail	241	—		—		241
Multi-Utilities	—	—		—	†	—	†
Personal Products	36	—		—		36
Professional Services	771	—		—		771
Software	1,145	—		—		1,145
Specialty Retail	475	—		—		475
Total Common Stocks 10,222	—	—	†	10,222		†
Preferred Stocks	—	—		—	†	—	†
Promissory Notes	—	—		—	†	—	†
Short-Term Investments
Investment Company	568	—		—		568
Repurchase Agreements	—	53		—		53
Total Short-Term Investments	568	53		—		621
Total Assets	$10,790	$53		$—	†	$10,843	†

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $207,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$9	$14
Purchases	—		—	—
Sales	—		—	—
Amortization of discount	—		—	—
Transfers in	—		—	—
Transfers out	—		—	—
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	—		(9)	(14)
Realized gains (losses)	—		—	—
Ending Balance	$—	†	$— †	$— †
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—		$(9)	$(14)

†  Includes one or more securities which is valued at zero.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$402	(a)	$—	$(402	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $262,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $157,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$262	$—	$—	$—	$262
Total Borrowings	$262	$—	$—	$—	$262
Gross amount of recognized liabilities for securities lending transactions					$262

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $100,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $5,038,000 and $6,821,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$1,677	$5,527	$6,636	$1	$568

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio engaged in cross-trade sales of approximately $14,000 which resulted in net realized gains of approximately $11,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$992	$—	$3,842

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$37	$2	$(39)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$139

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 90.5%.

L. Subsequent Event: The Board of Directors of the Fund approved a Plan of Liquidation with respect to the Portfolio, a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about April 28, 2017. The Portfolio will suspend the offering of its shares to all investors at the close of business on April 26, 2017.

M. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting

Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $992,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
1694910 EXP. 02.28.18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$973.60	$1,020.31	$4.66	$4.77	0.94	%***
U.S. Real Estate Portfolio Class II	1,000.00	972.60	1,019.05	5.90	6.04	1.19	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2016, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.81%, net of fees, for Class I shares and 6.55%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against the Portfolio's benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 8.52%, and underperformed against the S&P 500® Index, which returned 11.96%.

Factors Affecting Performance

•  The REIT market gained 8.52% in the 12-month period ending December 31, 2016, as measured by the Index. The key driver of Portfolio underperformance relative to the Index was the first half of 2016 when investors held a dramatic preference for yield-oriented stocks and/or market segments with perceived defensive characteristics, irrespective of underlying valuations, in a lower-for-longer interest rate environment, and appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at what we considered very attractive discounted valuations. In the second half of 2016, the Portfolio outperformed amid a partial reversal of the lower-for-longer investment theme and building enthusiasm for better economic growth, but this was not sufficient to offset underperformance in the first half of the year.

•  Among the major sectors, the office sector outperformed and the apartment and retail sectors underperformed the Index. Within the office sector, companies with exposure to secondary central business district ("CBD")/suburban assets significantly outperformed the Index, while the primary CBD companies modestly underperformed the Index. The apartment sector appeared to underperform for the year due to the decelerating pace of net operating income growth, primarily due to weaker revenue growth in New York City and northern California markets, which are currently absorbing elevated supply deliveries. The retail sector significantly underperformed as both mall and shopping center owners underperformed the Index as a result of concerns with regard to department store closures and specialty retailer bankruptcies resulting in additional store closures. This negative investor sentiment caused the malls to be among the weakest performers for the full year. The health care REITs significantly underperformed the Index in the fourth quarter as this sector had been a key beneficiary of the lower-for-longer investment theme, which had a partial reversal in the quarter. This fourth quarter weakness, along with operational challenges faced by health care companies in 2016, caused the sector to modestly underperform the Index for the full year. Among the smaller sectors, the hotel sector posted strong outperformance due to building enthusiasm for better economic growth, which could lead to improved corporate travel demand. The data center and industrial stocks were among the best-performing sectors for the full year, while the storage sector was the weakest. Finally, the net lease REITs posted strong outperformance for the full year despite significantly underperforming the Index in the fourth quarter, due to the partial reversal of the lower-for-longer investment theme.

•  The Portfolio underperformed the Index for the period. Favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the Index. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the hotel, health care and mall sectors. From a top-down perspective, the overweight to the hotel sector and underweight to the storage sector contributed to relative performance. This was more than offset by the overweight to the mall sector and underweight to the data center, industrial and net lease sectors, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, primary CBD office assets, apartments, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, data center, and health care assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. With

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the overall REIT market ended the year trading at a slight premium to net asset values ("NAV").(1) We see attractive value in several key property sectors with malls and New York City office trading at the most significant discounts to NAVs. However, there is a disparity in valuations as sectors with perceived defensive characteristics and/or providing higher dividends (e.g., health care, net lease) are trading at significant premiums to NAVs. Excluding the health care and net lease stocks, the REIT sector ended the year trading at a 4% discount to NAVs.(i)

(i)  Source: Morgan Stanley Investment Management as of ending date December 31, 2016

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2016
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I (4)	6.81%	10.85%	4.30%	10.10%
FTSE NAREIT Equity REITs Index	8.52	12.01	5.08	9.72
S&P 500® Index	11.96	14.66	6.95	7.35
Portfolio – Class II (5)	6.55	10.58	4.07	11.38
FTSE NAREIT Equity REITs Index	8.52	12.01	5.08	11.41
S&P 500® Index	11.96	14.66	6.95	8.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Apartments (17.5%)
Apartment Investment & Management Co., Class A REIT	156,916	$7,132
AvalonBay Communities, Inc. REIT	130,972	23,202
Camden Property Trust REIT	150,025	12,613
Equity Residential REIT	600,815	38,668
Essex Property Trust, Inc. REIT	61,829	14,375
Monogram Residential Trust, Inc. REIT	12,755	138
		96,128
Data Centers (1.9%)
Digital Realty Trust, Inc. REIT	42,210	4,147
QTS Realty Trust, Inc., Class A REIT	128,194	6,365
		10,512
Diversified (6.9%)
Vornado Realty Trust REIT	362,451	37,829
Free Standing (1.7%)
National Retail Properties, Inc. REIT	121,137	5,354
Spirit Realty Capital, Inc. REIT	86,210	936
STORE Capital Corp. REIT	121,723	3,008
		9,298
Health Care (8.1%)
Healthcare Realty Trust, Inc. REIT	98,151	2,976
MedEquities Realty Trust, Inc. REIT	71,477	793
Senior Housing Properties Trust REIT	145,893	2,762
Ventas, Inc. REIT	269,503	16,849
Welltower, Inc. REIT	313,536	20,985
		44,365
Industrial (5.5%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d) (See Note A-3)	11,760	7,132
DCT Industrial Trust, Inc. REIT	19,468	932
Duke Realty Corp. REIT	180,709	4,800
Liberty Property Trust REIT	110,992	4,384
ProLogis, Inc. REIT	189,098	9,983
Rexford Industrial Realty, Inc. REIT	139,592	3,237
		30,468
Lodging/Resorts (8.5%)
Chesapeake Lodging Trust REIT	124,079	3,209
Hilton Worldwide Holdings, Inc.	339,616	9,238
Host Hotels & Resorts, Inc. REIT	1,239,329	23,349
LaSalle Hotel Properties REIT	276,895	8,437
Xenia Hotels & Resorts, Inc. REIT	134,258	2,607
		46,840
Manufactured Homes (0.6%)
Equity Lifestyle Properties, Inc. REIT	42,530	3,066
	Shares	Value (000)
Office (12.9%)
Boston Properties, Inc. REIT	220,008	$27,673
BRCP REIT II, LP (a)(b)(c)(d)(See Note A-3)	7,155,500	3,213
Columbia Property Trust, Inc. REIT	88,886	1,920
Corporate Office Properties Trust REIT	37,261	1,163
Cousins Properties, Inc. REIT	382,895	3,258
Douglas Emmett, Inc. REIT	231,940	8,480
Hudson Pacific Properties, Inc. REIT	331,491	11,529
Mack-Cali Realty Corp. REIT	99,324	2,882
Paramount Group, Inc. REIT	351,588	5,622
Parkway, Inc. REIT (a)	127,301	2,833
SL Green Realty Corp. REIT	21,950	2,361
		70,934
Regional Malls (17.0%)
CBL & Associates Properties, Inc. REIT	20,214	233
General Growth Properties, Inc. REIT	941,887	23,528
Simon Property Group, Inc. REIT	379,072	67,350
Taubman Centers, Inc. REIT	30,399	2,247
Washington Prime Group, Inc. REIT	24,860	259
		93,617
Self Storage (6.6%)
CubeSmart REIT	84,586	2,264
Life Storage, Inc. REIT	80,019	6,823
Public Storage REIT	121,656	27,190
		36,277
Shopping Centers (8.7%)
Acadia Realty Trust REIT	48,081	1,571
Brixmor Property Group, Inc. REIT	101,169	2,471
Equity One, Inc. REIT	150,320	4,613
Federal Realty Investment Trust REIT	21,138	3,004
Kimco Realty Corp. REIT	222,384	5,595
Regency Centers Corp. REIT	260,769	17,980
Tanger Factory Outlet Centers, Inc. REIT	348,056	12,454
		47,688
Single Family Homes (0.2%)
American Homes 4 Rent, Class A REIT	42,560	893
Specialty (0.5%)
Gaming and Leisure Properties, Inc. REIT	95,602	2,927
Total Common Stocks (Cost $360,066)		530,842
Short-Term Investment (3.3%)
Investment Company (3.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $18,204)	18,204,174	18,204
Total Investments (99.9%) (Cost $378,270) (e)		549,046
Other Assets in Excess of Liabilities (0.1%)		725
Net Assets (100.0%)		$549,771

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2016.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(c)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $10,345,000, representing 1.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT II, LP was acquired between 1/07 - 4/11 and has a current cost basis of approximately $4,725,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,768,000. At December 31, 2016, these securities had an aggregate market value of approximately $10,345,000 representing 1.9% of net assets.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $392,938,000. The aggregate gross unrealized appreciation is approximately $159,787,000 and the aggregate gross unrealized depreciation is approximately $3,679,000, resulting in net unrealized appreciation of approximately $156,108,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Apartments	17.5%
Regional Malls	17.1
Office	12.9
Shopping Centers	8.7
Lodging/Resorts	8.5
Health Care	8.1
Diversified	6.9
Self Storage	6.6
Industrial	5.5
Other*	8.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $360,066)	$530,842
Investment in Security of Affiliated Issuer, at Value (Cost $18,204)	18,204
Total Investments in Securities, at Value (Cost $378,270)	549,046
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	2,305
Receivable for Portfolio Shares Sold	459
Receivable from Affiliate	6
Other Assets	21
Total Assets	551,837
Liabilities:
Payable for Advisory Fees	919
Payable for Investments Purchased	484
Payable for Portfolio Shares Redeemed	290
Payable for Servicing Fees	189
Payable for Distribution Fees — Class II Shares	62
Payable for Professional Fees	40
Payable for Administration Fees	37
Payable for Custodian Fees	8
Payable for Directors' Fees and Expenses	6
Payable for Transfer Agency Fees	4
Other Liabilities	27
Total Liabilities	2,066
NET ASSETS	$549,771
Net Assets Consist of:
Paid-in-Capital	$486,613
Accumulated Undistributed Net Investment Income	8,083
Accumulated Net Realized Loss	(115,701)
Unrealized Appreciation (Depreciation) on:
Investments	170,776
Foreign Currency Translations	(—	@)
Net Assets	$549,771
CLASS I:
Net Assets	$251,517
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,758,001 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.39
CLASS II:
Net Assets	$298,254
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,029,435 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.26

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,382
Dividends from Security of Affiliated Issuer (Note H)	54
Total Investment Income	13,436
Expenses:
Advisory Fees (Note B)	4,076
Distribution Fees — Class II Shares (Note E)	721
Servicing Fees (Note D)	712
Administration Fees (Note C)	409
Professional Fees	89
Shareholder Reporting Fees	62
Custodian Fees (Note G)	17
Transfer Agency Fees (Note F)	15
Directors' Fees and Expenses	14
Pricing Fees	4
Other Expenses	18
Total Expenses	6,137
Waiver of Advisory Fees (Note B)	(407)
Rebate from Morgan Stanley Affiliate (Note H)	(39)
Reimbursement of Custodian Fees (Note G)	(35)
Net Expenses	5,656
Net Investment Income	7,780
Realized Gain:
Investments Sold	17,227
Change in Unrealized Appreciation (Depreciation):
Investments	5,303
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	5,303
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,530
Net Increase in Net Assets Resulting from Operations	$30,310

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,780	$6,622
Net Realized Gain	17,227	38,492
Net Change in Unrealized Appreciation (Depreciation)	5,303	(37,448)
Net Increase in Net Assets Resulting from Operations	30,310	7,666
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,025)	(2,568)
Class II:
Net Investment Income	(3,099)	(3,425)
Total Distributions	(6,124)	(5,993)
Capital Share Transactions:(1)
Class I:
Subscribed	89,347	32,454
Distributions Reinvested	3,025	2,568
Redeemed	(41,663)	(49,726)
Class II:
Subscribed	44,302	65,559
Distributions Reinvested	3,099	3,425
Redeemed	(44,769)	(67,754)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	53,341	(13,474)
Total Increase (Decrease) in Net Assets	77,527	(11,801)
Net Assets:
Beginning of Period	472,244	484,045
End of Period (Including Accumulated Undistributed Net Investment Income of $8,083 and $6,990)	$549,771	$472,244
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,178	1,601
Shares Issued on Distributions Reinvested	138	134
Shares Redeemed	(1,986)	(2,480)
Net Increase (Decrease) in Class I Shares Outstanding	2,330	(745)
Class II:
Shares Subscribed	2,101	3,232
Shares Issued on Distributions Reinvested	142	180
Shares Redeemed	(2,157)	(3,422)
Net Increase (Decrease) in Class II Shares Outstanding	86	(10)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.28		$20.13		$15.74		$15.59		$13.57
Income from Investment Operations:
Net Investment Income(2)	0.35		0.30		0.27		0.22		0.18
Net Realized and Unrealized Gain	1.04		0.12		4.38		0.11		1.97
Total from Investment Operations	1.39		0.42		4.65		0.33		2.15
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.27)		(0.26)		(0.18)		(0.13)
Net Asset Value, End of Period	$21.39		$20.28		$20.13		$15.74		$15.59
Total Return (3)	6.81%		2.17%		29.72%		2.05%		15.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$251,517		$191,188		$204,740		$289,874		$305,099
Ratio of Expenses to Average Net Assets(8)	0.97	%(4)(5)	1.00	%(4)	1.06	%(4)(6)	1.10	%(4)	1.10	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%(4)	1.05	%(4)	1.08	%(4)	1.08	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	1.66	%(4)	2.36	%(4)	1.52	%(4)	1.36	%(4)	1.19	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	21%		26%		25%		17%		17%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%		1.07%		1.11%		N/A		N/A
Net Investment Income to Average Net Assets	1.57%		2.29%		1.47%		N/A		N/A

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.00% for Class I shares.

(6)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2014, the maximum ratio was 1.10% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.16		$20.02		$15.66		$15.52		$13.50
Income from Investment Operations:
Net Investment Income(2)	0.29		0.25		0.23		0.18		0.14
Net Realized and Unrealized Gain	1.04		0.12		4.35		0.10		1.97
Total from Investment Operations	1.33		0.37		4.58		0.28		2.11
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.23)		(0.22)		(0.14)		(0.09)
Net Asset Value, End of Period	$21.26		$20.16		$20.02		$15.66		$15.52
Total Return (3)	6.55%		1.92%		29.43%		1.75%		15.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$298,254		$281,056		$279,305		$185,999		$177,358
Ratio of Expenses to Average Net Assets(8)	1.22	%(4)(5)	1.25	%(4)	1.31	%(4)(6)	1.35	%(4)	1.35	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%(4)	1.30	%(4)	1.33	%(4)	1.33	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	1.41	%(4)	2.11	%(4)	1.27	%(4)	1.11	%(4)	0.94	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	21%		26%		25%		17%		17%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%		1.35%		1.46%		1.45%		1.45%
Net Investment Income to Average Net Assets	1.32%		2.01%		1.12%		1.01%		0.84%

(1)  Refer to Note G in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class II share. Prior to July 1, 2016, the maximum ratio was 1.25% for Class II shares.

(6)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2014, the maximum ratio was 1.35% for Class II shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which the Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$96,128	$—	$—	$96,128
Data Centers	10,512	—	—	10,512
Diversified	37,829	—	—	37,829
Free Standing	9,298	—	—	9,298
Health Care	44,365	—	—	44,365
Industrial	23,336	—	7,132	30,468
Lodging/Resorts	46,840	—	—	46,840
Manufactured Homes	3,066	—	—	3,066
Office	67,721	—	3,213	70,934
Regional Malls	93,617	—	—	93,617
Self Storage	36,277	—	—	36,277
Shopping Centers	47,688	—	—	47,688
Single Family Homes	893	—	—	893
Specialty	2,927	—	—	2,927
Total Common Stocks	520,497	—	10,345	530,842
Short-Term Investment Investment Company	18,204	—	—	18,204
Total Assets	$538,701	$—	$10,345	$549,046

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$10,977
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(2,127)
Change in unrealized appreciation (depreciation)	1,495
Realized gains (losses)	—
Ending Balance	$10,345
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$1,586

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$7,132	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Office
Common Stocks	$3,213	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

3.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LP, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2016, BRCP REIT II, LP has drawn down approximately $7,156,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP REIT, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2016, Cabot Industrial Value Fund II, LP REIT has drawn down approximately $5,888,000 which represents 93.5% of the commitment.

4.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.71% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares and 1.25% for Class II shares. Effective July 1, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.95% for Class I shares and 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $407,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: The Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $159,209,000 and $105,197,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $39,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$4,879	$106,116	$92,791	$54	$18,204

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,124	$—	$5,993	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments and securities sold with return of capital basis adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(563)	$575	$(12)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,308	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$101,032	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $16,841,000.

J. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

K. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 57.9%.

L. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Notes to Financial Statements (cont'd)

Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 4.42% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
1693645 EXP. 02.28.18

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$487,242		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$47,500	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$47,500		$9,044,479

Total	$534,742		$9,044,479

2015

	Registrant		Covered Entities(1)
Audit Fees	$487,242		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$47,500	(3)	$8,237,026	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$47,500		$8,449,026

Total	$534,742		$8,449,026

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Universal Institutional Funds, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 16, 2017